As filed with the Securities and Exchange Commission on October 19, 2017

Securities Act File No. 333-220436

Investment Company Act File No. 811-05984

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

☒ Registration Statement Under the Securities Act of 1933

☒ Pre-Effective Amendment No. 1

☐ Post-Effective Amendment No.

and/or

☒ Registration Statement Under the Investment Company Act of 1940

☒ Amendment No. 15

The New Ireland Fund, Inc.

(Exact Name of Registrant as Specified In Charter)

One Boston Place, 36th Floor

Boston, MA 02108

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: 508-871-8500

KBI Global Investors (North America) Ltd.

One Boston Place, 36th Floor

Boston, MA 02108

(Name and Address of Agent For Service)

Copies of information to:

Rose F. DiMartino, Esq.

Willkie Farr & Gallagher

787 Seventh Avenue

New York, New York 10019

Approximate Date of Proposed Public Offering: From time to time after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

It is proposed that this filing will become effective (check appropriate box)

☒ when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee(3)
Common Stock, $0.01 par value per share			$61,000,000	$7,069.90
Rights to Purchase Common Stock(4)
Total			$61,000,000	$7,069.90

(1)	There is being registered hereunder an indeterminate principal amount of common stock as may be sold, from time to time, including rights to purchase common stock.
(2)	Estimated pursuant to Rule 457(o) solely for the purpose of determining the registration fee. The proposed maximum offering price per security will be determined, from time to time, by the Registrant in connection with the sale by the Registrant of the securities registered under this registration statement.
(3)	Pursuant to Rule 429 under the Securities Act of 1933, as amended, this Registration Statement contains a prospectus that also relates to $61,000,000 of shares of common stock that were previously registered pursuant to Securities Act File No. 333-203194 which remain unissued and unsold as of the filing date of this Registration Statement and for which a registration fee of $6,972 was paid. A registration fee of $97.90 was paid in connection with the initial filing. The maximum aggregate offering price of all common shares of beneficial interest offered from time to time pursuant to the prospectus included in this Registration Statement (including the $61,000,000 of common shares of beneficial interest previously registered which remain unissued and unsold) is $61,000,000.
(4)	No separate consideration will be received by the Registrant. Any shares issued pursuant to an offering of rights to purchase shares of common stock, including any shares issued pursuant to an over-subscription privilege or a secondary over-subscription privilege will be shares registered under this Registration Statement.

The information in this prospectus is not complete and may be changed. The New Ireland Fund, Inc. may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED OCTOBER 19, 2017

BASE PROSPECTUS

$61,000,000

THE NEW IRELAND FUND, INC.

Shares of Common Stock

Rights to Purchase Common Stock

The New Ireland Fund, Inc., a Maryland corporation (“Fund,” “we,” “us” or “our”), is a non-diversified, closed-end management investment company. The Fund’s investment objective is long-term capital appreciation through investment primarily in equity securities of Irish companies.

We may offer, from time to time, in one or more offerings, our shares of common stock, $0.01 par value per share (“Shares”), or our rights to purchase Shares. Shares may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each, a “Prospectus Supplement”). You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our Shares.

Our Shares may be offered directly to one or more purchasers, including existing shareholders in a rights offering, through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents or underwriters involved in the sale of our Shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. The Prospectus Supplement relating to any offering of rights will set forth the number of Shares issuable upon the exercise of each right (or number of rights) and the other terms of such rights offering. We may not sell any of our Shares through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of our Shares.

Our Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “IRL.” The last reported sale price of our Shares, as reported by the NYSE on October 18, 2017 was $13.68 per Share. The net asset value of our Shares at the close of business on October 18, 2017, was $15.48 per Share. Rights issued by the Fund may also be listed on a securities exchange.

An investment in the Shares involves certain risks and special considerations, including risks associated with currency fluctuations. For a discussion of these and other risks, see “Risks and Special Considerations.”

Shares of closed-end investment companies frequently trade at a discount to their net asset value. The Fund’s Shares have traded at a discount to net asset value, including during recent periods. If the Fund’s Shares trade at a discount to its net asset value, the risk of loss may increase for purchasers in a public offering. See “Risks and Special Considerations — Net Asset Value Discount.”

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Prospectus, together with any Prospectus Supplement, sets forth concisely the information about the Fund that a prospective investor should know before investing. You should read this Prospectus and applicable Prospectus Supplement, which contain important information, before deciding whether to invest in the Shares. You should retain the Prospectus and Prospectus Supplement for future reference. A Statement of Additional Information (“SAI”), dated [     ], 2017, containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. The table of contents for SAI is on page 38 of the Prospectus. You may call 1-800-468-6475, email investor.query@newirelandfund.com or write to the Fund at c/o KBI Global Investors (North America) Ltd, One Boston Place, 201 Washington Street, 36th Floor, Boston, Massachusetts 02108 to obtain, free of charge, copies of the SAI and the Fund’s annual and semi-annual reports to shareholders, as well as to obtain other information about the Fund and to make shareholder inquiries.

The Fund’s SAI, as well as the annual and semi-annual reports to shareholders, are also available on the Fund’s website at www.newirelandfund.com. The SEC maintains a website at www.sec.gov that contains the SAI, material incorporated by reference into the Fund’s registration statement and other information about the Fund.

Our Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Prospectus dated [                           ], 2017

You should rely only on the information contained in, or incorporated by reference into, this Prospectus and any related Prospectus Supplement in making your investment decisions. The Fund has not authorized any person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not making an offer to sell the Shares in any jurisdiction where the offer or sale is not permitted. You should assume that the information in this Prospectus and any Prospectus Supplement is accurate only as of the dates on their covers. The Fund’s business, financial condition and prospects may have changed since the date of its description in this Prospectus or the date of its description in any Prospectus Supplement.

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PROSPECTUS SUMMARY

The following information is only a summary. You should consider the more detailed information contained in the Prospectus and in any related Prospectus Supplement and in the SAI before purchasing Shares, especially the information under “Risks and Special Considerations” on page 21 of the Prospectus.

The Fund	The Fund is a non-diversified, closed-end management investment company incorporated under the laws of the State of Maryland. The Fund is designed for investors seeking to obtain exposure to the Irish securities markets. See “The Fund.”

The Fund’s Shares are listed for trading on the NYSE under the symbol “IRL.” As of October 18, 2017, the net assets of the Fund were $57,825,075 and the Fund had outstanding 3,736,333 Shares. The last reported sale price of the Fund’s Shares, as reported by the NYSE on October 18, 2017 was $13.68 per Share. The net asset value of the Fund’s Shares at the close of business October 18, 2017 was $15.48 per Share. See “Description of Shares.” Rights issued by the Fund may also be listed on a securities exchange.

The Offering	We may offer, from time to time, in one or more offerings, up to $61,000,000 of our Shares on terms to be determined at the time of the offering. We may also offer rights to purchase our Shares. The Shares may be offered at prices and on terms to be set forth in one or more Prospectus Supplements. You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our Shares. Our Shares may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The offering price per Share will not be less than the net asset value per Share at the time we make the offering, exclusive of any underwriting commissions or discounts, provided that transferable rights offerings that meet certain conditions may be offered at a price below the then current net asset value. See “Rights Offerings.” The Prospectus Supplement relating to the offering will identify any agents, underwriters or dealers involved in the sale of our Shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. See “Plan of Distribution.” The Prospectus Supplement relating to any offering of rights will set forth the number of Shares issuable upon the exercise of each right (or number of rights) and the other terms of such rights offering. We may not sell any of our Shares through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of our Shares.

Use of Proceeds	We intend to use the net proceeds from the offering primarily to invest in accordance with our investment objectives and policies as appropriate investment opportunities are identified, which is expected to be substantially completed in approximately three months from the conclusion of the offering. See “Use of Proceeds.”

Investment Objective	The Fund’s investment objective is long-term capital appreciation through investment primarily in equity securities of Irish companies. The Fund’s investment objective may not be changed without the approval of a majority of the Fund’s outstanding voting securities. See “Investment Objective.”

Investment Policies	Under normal circumstances, the Fund invests at least 80% of its total assets in Irish equity and fixed income securities. For purposes of this 80% investment policy, a security is considered to be an Irish security if: (i) it is issued by an issuer that is organized under the laws of, or has its principal office in, Ireland; (ii) its principal securities trading market is in Ireland; and/or (iii) it is issued by an issuer that alone or on a consolidated basis derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in Ireland. The Fund’s 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Fund’s Board of Directors (the “Board”) upon 60 days’ prior written notice to shareholders.

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As a matter of fundamental policy, the Fund will, under normal circumstances, invest at least 65% of its total assets in equity securities of issuers organized under the laws of Ireland (“Irish Companies”), including companies listed on the Irish Stock Exchange and companies not listed on any securities exchange, subject to the limitation described below. Fund assets not invested in Irish equity and fixed income securities may be invested in other types of securities, including equity and fixed income securities of issuers from throughout the world, including emerging markets, regardless of whether such issuers are or may be affected by developments in the Irish economy or Ireland’s international economic relations. The Fund may invest up to 25% of its total assets in equity securities that are not listed on any securities exchange. Equity securities in which the Fund may invest are predominantly common stock, but may include preferred stock and convertible stock. Fixed-income securities in which the Fund may invest include government securities and corporate bonds, notes and debentures.

The Fund may invest in companies of any market capitalization. Unless otherwise indicated, the fixed income securities in which the Fund will invest will be rated BBB- or better by Standard & Poor’s Corporation or Baa3 or better by Moody’s Investors Services, Inc., or, if not so rated, of equivalent investment quality as determined by KBI Global Investors (North America) Ltd., the Fund’s investment adviser (the “Adviser”). The Fund may invest in fixed income securities of any maturity or duration. The credit quality of fixed income securities is measured at the time of purchase. If a fixed income security is downgraded, the Adviser will evaluate whether to sell the security. See “Investment Policies.”

Investment Restrictions	The Fund has certain investment restrictions that may not be changed without approval by a majority of the Fund’s outstanding voting securities. These restrictions concern issuance of senior securities, borrowing, lending and other matters. See “Investment Restrictions.”

Risks (See generally “Risks and Special Considerations” for more information on these and other risks)	The value of the Fund’s assets, as well as the market price of its shares, will fluctuate. You can lose money on your investment. Investing in the Fund involves other risks, including the following:

•	General. The Fund is a non-diversified, closed-end investment company designed primarily as a long-term investment and not as a trading tool. The Fund invests primarily in equity securities of Irish Companies. An investment in the Fund’s Shares may be speculative and involves a high degree of risk. The Fund should not be considered a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective.

•	Investment and Market Risk. An investment in the Fund’s Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of the Shares. Your Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

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•	Equity Risk. The value of equity securities, including common stock, preferred stock and convertible stock, will fluctuate in response to factors affecting the particular company, as well as broader market and economic conditions. Moreover, in the event of the company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders such as the Fund and are likely to have varying types of priority over holders of preferred and convertible stock. In addition, the Fund’s portfolio is subject to the risks associated with growth stocks. Growth stock prices may be more sensitive to changes in current or expected earnings than the prices of other stocks, and growth stocks may not perform as well as value stocks or the stock market in general.

•	Irish Securities Risk. Because the Fund’s investments are primarily in Irish securities, the Fund is particularly vulnerable to loss in the event of adverse political, economic, financial and other developments that affect Ireland, including fluctuations of the euro versus the U.S. dollar. The Irish securities markets are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of Irish Companies representing a small number of industries. This may cause the Fund’s investment portfolio to experience greater price volatility, lower liquidity and less diversity than a portfolio invested in equity securities of companies based in the United States. In addition, Ireland’s economy is heavily dependent on exports to certain key trading partners, including the United States, the United Kingdom and other Western European countries. During the financial crisis (2008 – 2012), Ireland’s financial institutions were severely under-capitalized and required government intervention to survive. The European financial markets have experienced volatility and adverse trends for some years earlier this decade, due to concerns about economic downturns or rising government debt levels in several European countries. If these events recur, they could adversely affect the exchange rate of the euro and could significantly affect every country in Europe, including Ireland.

•	Foreign Securities Risk. In addition to foreign currency risks, investments in non-U.S. securities involve risk of loss in the event of tax increases or adverse political, economic or diplomatic developments in Ireland or other non-U.S. jurisdictions. The Irish securities market, as well as other non-U.S. securities markets, for both listed and unlisted securities may be more volatile and less liquid than the major U.S. markets, and investing in non-U.S. securities may involve greater costs plus more uncertainty regarding legal protections. Regulatory oversight of markets and custody facilities may differ from that in the U.S.

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•	Currency Exchange Rate Fluctuations. The Fund invests substantially in instruments denominated in foreign currencies — primarily the euro. However, the Fund may also invest in securities denominated in other foreign currencies. Fluctuations in the value of these non-U.S. currencies relative to the U.S. dollar can adversely affect the U.S. dollar value of the Fund’s assets. A decline in the value of such a foreign currency can require the Fund to liquidate portfolio securities to pay distributions previously calculated in U.S. dollars and can increase the relevant foreign currency cost of expenses incurred in U.S. dollars. Currency exchange losses can reduce or eliminate the Fund’s ability to make ordinary income distributions.

•	Foreign Custody Risk. The Fund’s custodian generally holds the Fund’s non-U.S. securities and cash in non-U.S. bank sub-custodians and securities depositories — generally in Ireland. (See “Management of the Fund — Custodian and Transfer Agent.”) Regulatory oversight of non-U.S. banks and securities depositories may differ from that in the U.S. Additionally, laws applicable to non-U.S. banks and securities depositories may limit the Fund’s ability to recover its assets in the event the non-U.S. bank, securities depository or issuer of a security held by the Fund goes bankrupt.

•	European Economic Risk. The European financial markets experienced volatility and adverse trends for some years earlier this decade due to concerns about economic downturns in, or rising government debt levels of several European countries. If these events recur, they may affect the value and liquidity of certain of the Fund’s investments.

In addition, the United Kingdom has voted to withdraw from the European Union (the “EU”), and it is possible one or more other countries may withdraw from the EU and/or abandon the Euro, the common currency of the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

•	Emerging Market Risk. The Fund may invest in emerging market securities in accordance with its investment objective and policies. The term “emerging market” refers to an economy that is in the initial stages of industrialization and has been historically marked by low per capita income and lack of capital market transparency, but appears to be implementing political and/or market reforms resulting in greater capital market transparency, increased access for foreign investors and generally improved economic conditions. Emerging markets tend to be more volatile than mature markets, and as a result, the Fund’s value could move sharply up or down. The risks that apply to foreign investments are magnified in emerging market investments. The registration and settlement arrangements for securities in emerging markets may be less developed than in more mature markets so the operational risks of investing are higher. Emerging market countries may have less stable governments, more volatile currencies and less established markets than do countries with more developed economies. Political risks and adverse economic circumstances are more likely to arise.

•	Unlisted Securities Risk. The Fund may invest up to 25% of its total assets in unlisted equity securities that are neither listed on a stock exchange nor traded over-the-counter. Because the market for unlisted securities is not liquid, it may be difficult for the Fund to sell these securities at a desirable price. Unlisted securities are not subject to the disclosure and other investor protection requirements of Irish law applicable to listed securities. Investing in unlisted securities may involve a high degree of business and financial risk that can result in substantial losses.

•	Small and Mid-Capitalization Company Risk. Companies with small or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

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•	Credit Risk. Investments in fixed income securities expose the Fund to credit risk. Credit risk is the risk that one or more of the Fund’s investments in fixed income securities will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation experiences an actual or perceived decline in its financial status. Credit risk is influenced by changes in general economic and political conditions and changes in the financial condition of the issuers.

•	Interest Rate Risk. Generally, when market interest rates rise, the prices of fixed income securities fall, and vice versa. Interest rate risk is the risk that fixed income securities in the Fund’s portfolio will decline in value because of increases in market interest rates. This risk may be particularly acute because market interest rates are currently at historically low levels. The prices of long-term fixed income securities generally fluctuate more than prices of short-term fixed income securities as interest rates change. During periods of rising interest rates, the average life of certain types of securities may be extended due to slower than expected payments.

This may lock in a below market yield, increase the security’s duration and reduce the security’s value. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

•	Derivatives Risk. The Fund may invest in derivatives, such as options, futures and forward currency exchange contracts. The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may increase or decrease. Adverse movements in the value of the underlying asset can expose the Fund to losses. In addition, risks in the use of derivatives include:

•	an imperfect correlation between the price of derivatives and the movement of the securities prices, interest rates or currency exchange rates being hedged or replicated;

•	the possible absence of a liquid secondary market for any particular derivative at any time;

•	the potential loss if the counterparty to the transaction does not perform as promised;

•	the possible need to defer closing out certain positions to avoid adverse tax consequences, as well as the possibility that derivative transactions may result in acceleration of gain, deferral of losses or a change in the character of gain realized;

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•	the risk that the financial intermediary “manufacturing” the over-the-counter derivative, being the most active market maker and offering the best price for repurchase, will not continue to create a credible market in the derivative;

•	because certain derivatives are “manufactured” by financial institutions, the risk that the Fund may develop a substantial exposure to financial institution counterparties; and

•	the risk that a full and complete appreciation of the complexity of derivatives and how future value is affected by various factors including changing interest rates, exchange rates and credit quality is not attained.

There is no guarantee that derivatives will provide successful results and any success in their use depends on a variety of factors including the ability of the Adviser to predict correctly the direction of interest rates, securities prices, currency exchange rates and other factors.

•	Management Risk. The Adviser’s judgment about the attractiveness, relative value or potential appreciation of a particular security or investment strategy may prove to be incorrect. To the extent the Fund invests in Irish Companies that have limited business activities in Ireland, or in non-Irish Companies that have no economic ties to Ireland, its performance may diverge, perhaps materially, from the performance of the Irish economy and securities markets, and the Fund may be exposed to the risks of countries in which these companies are located or have their principal business activities. See “Foreign Securities Risk.”

•	Conflicts of Interest Risk. The Adviser’s advisory fees are based on net assets. Consequently, the Adviser will benefit from an increase in the Fund’s net assets resulting from an offering. In addition, a Director who is an “interested person” (as such term is defined under the Investment Company Act of 1940 (“1940 Act”)) of the Fund or a portfolio manager of the Fund could benefit indirectly from an offering because of such affiliations.

•	Net Asset Value Discount. Shares of the Fund, a closed-end investment company, may trade in the market at a discount from their net asset value.

•	Distribution Rate. There can be no assurance that the Fund’s Board will maintain the Fund’s distribution rate at a particular level, or that the Board will continue a managed distribution policy. Additionally, distributions may include return of capital as well as net investment income and capital gains. A return of capital is a return to investors of a portion of their original investment in the Fund. In general terms, a return of capital would involve a situation in which a Fund distribution (or a portion thereof) represents a return of a portion of a shareholder’s investment in the Fund, rather than making a distribution that is funded from the Fund’s earned income or other profits. Although return of capital distributions may not be currently taxable, such distributions would decrease the basis of a shareholder’s shares, and therefore, may increase a shareholder’s tax liability for capital gains upon a sale of shares, even if sold at a loss to the shareholder’s original investments. If the Fund’s investments do not generate sufficient income, the Fund may be required to liquidate a portion of its portfolio to fund these distributions. See “Dividends and Distributions.”

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•	Non-Diversified Status. As a “non-diversified” investment company, the Fund can invest more of its assets in fewer issuers than an investment company that is “diversified,” exposing the Fund to greater risk.

•	Share Repurchases. When the Fund repurchases its shares pursuant to the Fund’s share repurchase program, the resulting decrease in shares outstanding may increase the Fund’s expense ratio; any borrowing to finance repurchases would reduce net income; and any sales of portfolio securities to finance repurchases may not be at a preferred time from a portfolio management perspective and would increase portfolio turnover and related expenses.

•	Rights. There is a risk that performance of the Fund may result in the underlying Shares purchasable upon exercise of the rights being less attractive to investors at the conclusion of the subscription period. This may reduce or eliminate the value of rights. Investors who receive rights may find that there is no market to sell rights they do not wish to exercise. If investors exercise only a portion of the rights, the number of Shares issued may be reduced, and the Shares may trade at less favorable prices than larger offerings for similar securities.

•	Tax Risk. The Fund may invest in securities for which the federal income tax treatment may not be clear or may be subject to recharacterization by the Internal Revenue Service (the “IRS”). It could be more difficult for the Fund to comply with the United States tax requirements applicable to regulated investment companies, or with other tax requirements applicable to foreign investors, if the tax characterization of the Fund’s investments or the tax treatment of the income from such investments were successfully challenged by the IRS. See “Taxation.”

Charter Provisions	The Fund’s charter (the “Charter”) and bylaws (the “Bylaws”) include provisions that could limit the ability of others to, among other things, (a) acquire control of the Fund, (b) modify the structure of the Fund (including conversion of the Fund to open-end status) or (c) engage in certain transactions with the Fund. See “Certain Provisions of the Charter and Bylaws.”

Investment Adviser	The Fund’s investment adviser is KBI Global Investors (North America) Ltd. The Adviser is a limited liability company organized under the laws of the Republic of Ireland located at 2 Harbourmaster Place, 3rd Floor, IFSC, Dublin 1, Ireland. The Adviser manages the Fund’s investments and makes investment decisions on behalf of the Fund. The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

The Adviser is a wholly owned subsidiary of KBI Global Investors Ltd (“KBIGI”). The registered office of KBIGI is 2 Harbourmaster Place, 3rd Floor, IFSC, Dublin 1, Ireland. KBIGI is 87.5% owned by Amundi Asset Management and 12.5% owned by Key Management. Amundi Asset Management is 100% owned by Amundi SA which is a publicly traded company (on the French stock exchange) and majority owned by Crédit Agricole S.A. (approximately 70% at June 30, 2017).

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The Fund pays a fee, payable monthly, at an annualized rate equal to 0.65% of the value of the average daily net assets of the Fund up to the first $50 million, 0.60% if the value of the average daily net assets of the Fund over $50 million and up to and including $100 million and 0.50% of the value of the average daily net assets of the Fund on amounts in excess of $100 million. See “Management of the Fund — The Investment Adviser.”

Portfolio Manager	Mr. Noel O’Halloran, Chief Investment Officer of the Adviser, has responsibility for the day-to-day management of the Fund’s portfolio. See “Management of the Fund — Portfolio Management.”

Administrator	U.S. Bancorp Fund Services, LLC, 811 E Wisconsin Ave, Milwaukee, WI 53202, is the Fund’s administrator (“Administrator” or “USBFS”). The Fund pays an annual asset-based fee, payable monthly. The fee is calculated at the following annual rate: 0.09% on the first $250 million; 0.07% on the next $250 million; 0.05% on the next $250 million; and 0.04% on the balance. In addition, the Administrator is entitled to certain out of pocket expenses and the fees are subject to a minimum annual fee. See “Management of the Fund — Administrator.”

Custodian and Transfer Agent
U.S. Bank, N.A., 1555 N. Rivercenter Drive, MK-WI-5302, Milwaukee, WI 53212, acts as the Fund’s custodian. American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038, acts as the Fund’s stock transfer agent, dividend paying agent and agent for the Fund’s Dividend Reinvestment and Cash Purchase Plan. See “Management of the Fund — Custodian and Transfer Agent.”

Dividends and Distributions
The Board has implemented a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the Fund’s net asset value at May 31. The current distribution rate is 8%, but this rate may be changed by the Board in response to, among other things, market conditions. No portion of the Fund’s distributions for the fiscal year ended October 31, 2016 represented a return of capital (rather than income or capital gains). If the Fund’s distributions were to consist of a large amount of return of capital, it would result in a deterioration of the Fund’s assets. There can be no assurance that the Board will continue a managed distribution policy. See “Dividends and Distributions.”

Dividend Reinvestment and Cash Purchase Plan

Under the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), all distributions will be automatically reinvested in additional shares of the Fund, unless a shareholder elects to receive distributions in cash. Shareholders whose shares are held in the name of a broker or nominee will have distributions reinvested automatically by the broker or nominee in additional shares of the Fund under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. If the service is not available, such distributions will be paid in cash. See “Dividend Reinvestment and Cash Purchase Plan.”

Taxation	Withholding and/or other taxes may apply in the countries in which the Fund invests, which will reduce the Fund’s cash return in those countries. The Fund intends to elect, when eligible, to “pass-through” to the Fund’s shareholders the ability to claim (subject to limitations) a deduction or credit for the amount of foreign income and similar taxes paid by the Fund. Tax considerations for an investor in the Fund are summarized under “Taxation.” See also “Risks and Special Considerations.”

Share Repurchase Program
Under the Fund’s share repurchase program, the Fund may from time to time repurchase shares of the Fund’s common stock in the open market at the option of the Board and upon such terms as the Board shall determine. There have not been any repurchases of shares under this program since March 8, 2013. Applicable law may prevent such repurchases during the offering of the Shares described herein. See “Description of Shares — Share Repurchase Program.”

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SUMMARY OF FUND EXPENSES

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)(1)	—%
Offering Expenses (as a percentage of offering price)(1)	—%
Dividend Reinvestment and Cash Purchase Plan Fees
Per Sale Transaction Fee	$15.00 (2)
Per Voluntary Cash Payment Transaction Fee	$2.50 (2)
Annual Operating Expenses
(As a Percentage of Average Net Assets Attributable to the Fund’s Common Stock)
Management Fee(3)	0.64%
Other Expenses(4)	1.37%
Total Annual Operating Expenses	2.01%

(1)	If the Shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses. Fund shareholders will pay all offering expenses involved with an offering.

(2)	The expenses of the Dividend Reinvestment and Cash Purchase Plan are included in “Other Expenses.” Participants in the Fund’s Dividend Reinvestment and Cash Purchase Plan pay only transaction-based charges. Actual costs will vary for each participant depending on the nature and number of transactions made. There will be no brokerage charges or other charges to shareholders who participate in the plan except that, if a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of the shares held by the Plan Agent in the participant’s account and remit the proceeds to the participant, the Plan Agent is authorized to deduct a $15 transaction fee plus a $0.10 per share brokerage commission from the proceeds. For voluntary cash payments, plan participants must also pay a service fee of $2.50 per transaction. See “Dividend Reinvestment and Cash Purchase Plan.”

(3)	The Fund pays a monthly fee to the Adviser at an annualized rate equal to 0.65% of the value of the average daily net assets of the Fund up to the first $50 million, 0.60% if the value of the average daily net assets of the Fund over $50 million and up to and including $100 million and 0.50% of the value of the average daily net assets of the Fund on amounts in excess of $100 million.

(4)	“Other Expenses” have been estimated for the current fiscal year.

Example

An investor would pay the following expenses on a $1,000 investment in the Fund, assuming a 5%

annual return:

One Year	Three Years	Five Years	Ten Years
$20	$63	$108	$234

The above table and example are intended to assist investors in understanding the various costs and expenses directly or indirectly associated with investing in Shares of the Fund. The “Example” assumes that all dividends and other distributions are reinvested at net asset value and that the percentage amounts listed in the table above under Total Annual Operating Expenses remain the same in the years shown. The above table and example and the assumption in the example of a 5% annual return are required by regulations of the SEC that are applicable to all investment companies; the assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Fund’s Shares. For more complete descriptions of certain of the Fund’s costs and expenses, see “Management of the Fund ” and “Expenses.”

The example should not be considered a representation of past or future expenses, and the Fund’s actual expenses may be greater than or less than those shown. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

9

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance. Information is shown for the Fund’s last ten fiscal years and for the six-month period ended April 30, 2017. Certain information reflects financial results for a single Fund Share. The information for the fiscal years ended October 31, 2016, 2015, 2014, 2013, 2012, 2011, 2010, 2009, 2008 and 2007 has been audited by Tait Weller & Baker LLP, independent registered public accounting firm for the Fund, whose reports thereon were unqualified. The information for the six-month period ended April 30, 2017 is unaudited. The report of Tait Weller & Baker LLP is included in the Fund’s October 31, 2016 Annual Report, and is incorporated by reference into the SAI. The Fund’s financial statements are included in the Fund’s Annual and Semi-Annual Report are incorporated by reference into the SAI.

		Six Months Ended April 30, 2017		Year Ended October 31,
		(unaudited)		2016		2015	2014	2013	2012
Operating Performance:
Net Asset Value, Beginning of Period	U.S.	$13.04		$16.31		$14.17	$14.24	$9.59	$8.45
Net Investment Income/(Loss)		(0.03)		(0.06)		0.21	(0.04)	0.11	(0.04)
Net Realized and Unrealized Gain/ (Loss) on Investments		2.09		(0.88)		3.06	0.34	4.51	1.11
Net Increase/(Decrease) in Net Assets Resulting from Investment Operations		2.06		(0.94)		3.27	0.30	4.62	1.07
Distributions to Shareholders from: Net Investment Income		—		(0.16)		—	(0.07)	—	(0.02)
Net Realized Gains		(0.52)		(2.06)		(1.13)	(0.30)	—	—
Total from Distributions		(0.52)		(2.22)		(1.13)	(0.37)	—	(0.02)
Anti-Dilutive/(Dilutive) Impact of Capital Share Transactions		—		(0.11	)(a)	—	—	0.03 (b)	0.09 (c)
Net Asset Value, End of Period	U.S.	$14.58		$13.04		$16.31	$14.17	$14.24	$9.59
Share Price, End of Period	U.S.	$13.86		$11.65		$13.60	$12.25	$12.40	$8.84
Total NAV Investment Return(d)		16.56	%(e)	(5.66)%		25.09%	2.39%	48.49%	13.82%
Total Market Investment Return(f)		24.03	%(e)	1.08%		20.66%	1.65%	40.27%	16.50%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, End of Period (000’s)	U.S.	$77,799		$69,585		$82,100	$71,357	$71,684	$49,468
Ratio of Net Investment Income/(Loss) to Average Net Assets		(0.37	)%(g)	(0.41)%		1.33%	(0.26)%	0.95%	(0.39)%
Ratio of Operating Expenses to Average Net Assets		1.99	%(g)	1.78%		1.68%	1.68%	2.05%	2.66%
Portfolio Turnover Rate		6	%(e)	22%		47%	29%	35%	21%

(a)	Amount represents $0.11 per share impact for new shares issued as Capital Gain Stock Distribution.

(b)	Amount represents $0.03 per share impact for shares repurchased by the Fund under the Share Repurchase Program.

(c)	Amount represents $0.09 per share repurchased by the Fund. $0.09 per share impact represents $0.06 for shares repurchased under the Share Repurchase Program and $0.03 per share impact related to the Tender Offer, which was completed in June, 2012.

(d)	Based on share net asset value and reinvestment of distributions at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.

(e)	Periods less than one year are not annualized.

(f)	Based on share market price and reinvestment of distributions at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.

(g)	Annualized.

10

		Year Ended October 31,
		2011		2010		2009		2008	2007
Operating Performance:
Net Asset Value, Beginning of Year	U.S.	$7.70		$8.20		$10.18		$30.95	$32.55
Net Investment lncome/(Loss)		0.01		0.05		(0.06)		0.34	0.35
Net Realized and Unrealized Gain/(Loss) on Investments		0.76		(0.61)		1.23		(15.77)	0.69
Net lncrease/(Decrease) in Net Assets Resulting from Investment Operations		0.77		(0.56)		1.17		(15.43)	1.04
Distributions to Shareholders from:
Net Investment Income		(0.06)		—		(0.33)		(0.36)	(0.24)
Net Realized Gains		—		—		(2.76)		(4.86)	(2.40)
Total from Distributions		(0.06)		—		(3.09)		(5.22)	(2.64)
Anti-Dilutive/(Dilutive) Impact of Capital Share Transactions		0.04	†††††	0.06	††††	(0.06	)†††	(0.12)††	0.00 †
Net Asset Value, End of Year	U.S.	$8.45		$7.70		$8.20		$10.18	$30.95
Share Price, End of Year	U.S.	$7.61		$6.51		$7.09		$8.95	$28.96
Total NAV Investment Return(a)		10.69%		(6.10)%		26.91%		(58.62)%	2.88%
Total Market Investment Return(b)		17.91%		(8.18)%		25.06%		(61.20)%	2.17%
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets, End of Year (000’s)	U.S.	$54,066		$51,428		$57,786		$50,896	$145,765
Ratio of Net Investment Income/(Loss) to Average Net Assets		0.15%		0.69%		(0.87)%		1.67%	1.02%
Ratio of Operating Expenses to Average Net Assets		2.22%		2.02%		2.65%		1.56%	1.31%
Portfolio Turnover Rate		23%		11%		16%		21%	13%

(a)	Based on share net asset value and reinvestment of distribution at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.

(b)	Based on share market price and reinvestment of distributions at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.

†	Amount represents $0.07 per share impact for shares repurchased by the Fund under the Share Repurchase Program and $0.07 per share impact for the new shares issued as Capital Gain Stock Distribution.

††	Amount represents $0.13 per share impact for shares repurchased by the Fund under the Share Repurchase Program and $0.25 per share impact for the new shares issued as Capital Gain Stock Distribution.

†††	Amount represents $0.08 per share impact for shares repurchased by the Fund under the Share Repurchase Program and $0.14 per share impact for the new shares issued as Capital Gain Stock Distribution.

††††	Amount represents $0.06 per share impact for shares repurchased by the Fund under the Share Repurchase Program.

†††††	Amount represents $0.04 per share impact for the shares repurchased by the Fund under the Share Repurchase Program.

11

USE OF PROCEEDS

The Fund intends to invest the net proceeds of offerings in accordance with its investment objectives and policies as appropriate investment opportunities are identified, which is expected to be substantially completed in approximately three months from the conclusion of the offering. In addition to selectively adding to existing positions, the Adviser will seek potential opportunities in smaller capitalization Irish securities, new issues, and high quality European companies that would complement the current portfolio and add diversification. Pending such investment, the Fund anticipates investing the proceeds in short-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term or long-term debt obligations or money market instruments.

THE FUND

The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund is designed for investors seeking to obtain exposure to the Irish securities markets. An investment in the Fund may not be appropriate for all investors and should not be considered to be a complete investment program. An investment in the Fund involves risks that you should consider before purchasing Shares. See “Risks and Special Considerations.” The Fund’s principal office is located at c/o KBI Global Investors (North America) Ltd, One Boston Place, 201 Washington Street, 36th Floor, Boston, Massachusetts 02108.

DESCRIPTION OF SHARES

The Fund was incorporated under the laws of the State of Maryland on December 14, 1989. The Fund is authorized to issue 20,000,000 shares of common stock, $0.01 par value per share (the “Shares”). Each share of common stock has equal voting, dividend, distribution and liquidation rights. The outstanding Shares are, and, when issued, the Shares offered by this Prospectus will be, fully paid and nonassessable. Shares are not redeemable and have no preemptive, conversion or cumulative voting rights. The number of Shares outstanding as of October 18, 2017 was 3,736,333.

Distributions may be paid to holders of Shares, as and when authorized by the Board and declared by the Fund out of assets legally available therefor. The Fund’s shareholders are entitled to share ratably in the assets legally available for distribution to the Fund’s shareholders in the event of the liquidation, dissolution or winding up of the Fund, after payment of or adequate provision for all of the Fund’s known debts and liabilities, including any outstanding debt securities or other borrowings and any interest thereon. Each outstanding Share generally entitles the holder to cast one vote on all matters submitted to a vote of the Fund’s shareholders, including the election of directors. The presence of shareholders entitled to cast a majority of the votes entitled to be cast at a meeting of the Fund’s shareholders constitutes a quorum at the meeting.

The Bylaws provide that directors will be elected by the affirmative vote of a plurality of all the votes cast at a meeting of shareholders duly called and at which a quorum is present. There is no cumulative voting in the election of directors. Consequently, at each annual meeting of the Fund’s shareholders, the holders of a majority of the outstanding shares of stock entitled to vote will be able to elect all of the successors of the class of directors whose terms expire at that meeting.

A majority of the votes cast at a meeting of shareholders duly called and at which a quorum is present is required to approve any other matter which may properly come before a meeting of shareholders, unless a different vote is required by statute or by the Charter.

12

The Fund’s outstanding Shares are, and when issued, the Shares offered by this Prospectus will be, publicly held and listed and traded on the NYSE. The Fund determines its net asset value on a daily basis. The following table sets forth, for the quarters indicated, the highest and lowest daily closing prices on the NYSE per share of common stock, and the net asset value per share and the premium to or discount from net asset value, on the date of each of the high and low market prices. The table also sets forth the number of Shares traded on the NYSE during the respective quarters.

	NAV per Share on Date of Market Price(1)		NYSE MKT Market Price per Share(2)		Premium/(Discount) on Date of Market Price(3)		Trading
During Quarter Ended	High	Low	High	Low	High	Low	Volume
April 30, 2015	15.57	15.57	13.47	13.38	(13.49)	(14.07)	5,201
July 31, 2015	16.46	16.46	13.90	13.76	(15.55)	(16.40)	7,788
October 30, 2015	16.31	16.31	13.64	13.60	(16.37)	(16.62)	5,426
January 29, 2016	14.88	14.88	12.94	12.67	(13.04)	(14.85)	10,946
April 30, 2016	15.14	15.14	13.93	13.85	(7.99)	(8.52)	1,774
July 29, 2016	13.38	13.38	11.91	11.84	(10.99)	(11.51)	698
October 31, 2016	13.04	13.04	11.72	11.60	(10.12)	(11.04)	5,861
January 31, 2017	13.62	13.62	12.56	12.37	(7.78)	(9.18)	6,410
April 28, 2017	14.58	14.58	13.93	13.85	(4.46)	(5.01)	17,913
July 31, 2017	15.35	15.35	13.98	13.72	(8.93)	(10.62)	13,895

(1)	Based on the Fund’s computations.
(2)	Source: NYSE.
(3)	Based on the Fund’s computations.
(4)	Source: Bloomberg.

On October 18, 2017 the per share net asset value was $15.48 and the per Share market price was $13.68, representing a (11.63)% discount from such net asset value.

The Fund’s Shares have traded in the market below, at and above net asset value since the commencement of the Fund’s operations. However, it has recently been the case that the Fund’s Shares have traded at a discount from net asset value. The Fund cannot determine the reasons why the Fund’s Shares trade at a premium to or discount from net asset value, nor can the Fund predict whether its Shares will trade in the future at a premium to or discount from net asset value, or the level of any premium or discount. Shares of closed-end investment companies frequently trade at a discount from net asset value.

The following information regarding the Fund’s authorized shares is as of October 18, 2017.

Title of Class	Amount Authorized	Amount Held by Fund for its own Account	Amount Outstanding Exclusive of Amount held by Fund
Common Stock	20,000,000	0	3,736,333

Share Repurchase Program. In February 2000, the Fund’s Board approved a share repurchase program. Under the Fund’s share repurchase program, the Fund may from time to time repurchase shares of the Fund’s common stock in the open market at the option of the Board and upon such terms as the Board shall determine. All purchases must be made in compliance with applicable legal requirements and such requirements may prevent the Fund from making such repurchases during the offering of Shares described in this Prospectus.

When the Fund repurchases its shares for a price below their net asset value, the net asset value of the shares that remain outstanding will be enhanced, but this does not necessarily mean that the market price of those outstanding shares will be affected. Any acquisition of shares by the Fund will decrease the amount of total assets of the Fund and therefore may increase the Fund’s expense ratio. Furthermore, if the Fund borrows to finance share repurchases, interest on such borrowings will reduce the Fund’s net investment income. (The Fund’s fundamental investment restrictions permit it to borrow up to 10% of its total assets for repurchases of its common stock.) If the Fund must liquidate a portion of its investment portfolio in connection with a share repurchase, such liquidation might be at a time when independent investment judgment would not dictate such action, increasing the Fund’s overall portfolio turnover and making it more difficult for the Fund to achieve its investment objective. Since inception of the share repurchase program, the Fund has repurchased 3,335,943 Shares, for a total consideration of $38,457,465, with a cumulative effect of increasing the Fund’s per Share net asset value by $1.31. There have not been any repurchases of shares under this program since the fiscal year ended October 31, 2013.

13

Tender Offer. In accordance with its offer to purchase 30% of its issued and outstanding shares of common stock, which offer expired on May 5, 2017, the Fund accepted 1,601,285 shares for payment on or about May 12, 2017 at $14.70 per share, which was equal to 98% of the Fund’s net asset value per share as of the close of regular trading on the New York Stock Exchange on May 8, 2017. A total of approximately 1,601,285 shares or approximately 30% of the Fund’s issued and outstanding shares of common stock were properly tendered and not withdrawn prior to the expiration of the offer. Consistent with the terms of the offer, on a pro rated basis, approximately 64.75% of the shares properly tendered by each shareholder were accepted for payment. The total net assets of the Fund as of May 12, 2017 was $56,164,470.

Rights. We may issue rights to holders of our common stock to purchase common stock. Rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the rights. In connection with a rights offering to shareholders, we would distribute certificates or other documentation (i.e., rights cards distributed in lieu of certificates) evidencing the rights and a prospectus supplement to our shareholders as of the record date that we set for determining the shareholders eligible to receive rights in such rights offering.

The applicable prospectus supplement would describe the following terms of the rights in respect of which this prospectus is being delivered:

•	the period of time the offering would remain open (which will be open a minimum number of days such that all record holders would be eligible to participate in the offering and will not be open longer than 120 days);
•	the underwriter or distributor, if any, of the rights and any associated underwriting fees or discounts applicable to purchases of the rights;
•	the title of such rights;
•	the exercise price for such rights (or method of calculation thereof);
•	the number of such rights issued in respect of each Share;
•	the number of rights required to purchase a single Share;
•	the extent to which such rights are transferable and the market on which they may be traded if they are transferable;
•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such rights;
•	the date on which the right to exercise such rights will commence, and the date on which such right will expire (subject to any extension);
•	the extent to which such rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;
•	termination right we may have in connection with such rights offering; and
•	any other terms of such rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such rights.

A certain number of rights would entitle the holder of the right(s) to purchase for cash such number of Shares at such exercise price as in each case is set forth in, or be determinable as set forth in, the prospectus supplement relating to the rights offered thereby. Rights would be exercisable at any time up to the close of business on the expiration date for such rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised rights would become void. Upon expiration of the rights offering and the receipt of payment and the rights certificate or other appropriate documentation properly executed and completed and duly executed at the corporate trust office of the rights agent, or any other office indicated in the prospectus supplement, the Shares purchased as a result of such exercise will be issued as soon as practicable. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than shareholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

14

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term capital appreciation through investment primarily in equity securities of Irish companies. There can be no assurance the Fund will achieve its investment objective. The Fund’s investment objective is fundamental and may not be changed without the approval of a majority of the Fund’s outstanding voting securities. Under the 1940 Act, a majority of the Fund’s outstanding voting securities means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

INVESTMENT POLICIES

Under normal circumstances, the Fund invests at least 80% of its total assets in Irish equity and fixed income securities. For purposes of this 80% investment policy, a security is considered to be an Irish security if: (i) it is issued by an issuer that is organized under the laws of, or has its principal office in, Ireland; (ii) its principal securities trading market is in Ireland; and/or (iii) it is issued by an issuer that alone or on a consolidated basis derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in Ireland. The Fund’s 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board upon 60 days’ prior written notice to shareholders.

As a matter of fundamental policy, the Fund will, under normal circumstances, invest at least 65% of its total assets in equity securities of issuers organized under the laws of Ireland (“Irish Companies”), including companies listed on the Irish Stock Exchange and companies not listed on any securities exchange, subject to the limitation described below. Fund assets not invested in Irish equity and fixed income securities may be invested in other types of securities, including equity and fixed income securities of issuers from throughout the world, including emerging markets, regardless of whether such issuers are or may be affected by developments in the Irish economy or Ireland’s international economic relations. The Fund may invest up to 25% of its total assets in equity securities that are not listed on any securities exchange. Equity securities in which the Fund may invest are predominantly common stock, but may include preferred stock and convertible stock. Fixed-income securities in which Fund may invest include government securities and corporate bonds, notes and debentures.

The Fund may invest in companies of any market capitalization. Unless otherwise indicated, the fixed income securities in which the Fund will invest will be rated BBB- or Better by Standard & Poor’s Corporation or Baa3 or better by Moody’s Investors Service, Inc. or, if not so rated, of equivalent investment quality as determined by the Adviser. The Fund may invest in fixed income securities of any maturity or duration. The credit quality of fixed income securities is measured at the time of purchase. If a fixed income security is downgraded, the Adviser will evaluate whether to sell the security.

The Adviser employs a fundamental bottom-up approach to seek to identify attractive investment opportunities. The Adviser considers a range of metrics, including price to equity ratio (“P/E ratio”), earnings per share (“EPS”) growth, price/book and dividend yield to screen and highlight investment opportunities which may be assessed though fundamental research. The Adviser believes, however, that a strong discipline of top down macro economic analysis and input is also required as part of the process.

15

For temporary defensive purposes, the Fund may depart from its investment policies during periods in which changes in the Irish securities markets or other economic or political conditions in Ireland warrant. The Fund may reduce its position in equity securities and increase its position in fixed income securities, which may include government securities, short-term indebtedness or cash equivalents denominated in euros, Sterling Pounds, U.S. Dollars or the currency of any other member country of the Organization for Economic Cooperation and Development (the “OECD”). The Fund may also at any time temporarily invest funds in U.S. Dollar-denominated money market instruments as reserves for dividends and other distributions to shareholders.

It is the Fund’s policy to sell any security whenever, in the judgment of the Adviser, its appreciation possibilities have been substantially realized or the business or market prospects for such security have deteriorated, irrespective of the length of time that such security has been held. The Fund’s annual portfolio turnover rate for its fiscal year ended October 31, 2016 was 22%.

The Fund may employ various hedging and risk management techniques, primarily to protect against a decrease in the U.S. Dollar-equivalent value of its foreign currency portfolio securities or the payments thereon that may result from an adverse change in foreign currency exchange rates. Conditions in the securities, futures, options and foreign currency markets will determine whether and under what circumstances the Fund will employ any of the techniques or strategies described below. The Fund’s ability to pursue certain of these strategies may be limited by applicable regulations of the Commodity Futures Trading Commission (the “CFTC”) and the federal tax requirements applicable to regulated investment companies.

The Fund’s investment objective and policy of investing at least 65% of its total assets in equity securities of Irish Companies set forth above are fundamental policies that may not be changed without the approval of a majority of the Fund’s outstanding voting securities. Under the 1940 Act, a majority of the Fund’s outstanding voting securities means the lesser of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. The Fund’s investment policies that are not designated fundamental policies may be changed by the Board without shareholder approval.

Borrowing

The Fund may, subject to the limitations described below under “Investment Restrictions,” borrow from banks to pay dividends required to be distributed in order to maintain qualification as a regulated investment company for U.S. tax purposes, for temporary or emergency purposes, for short-term credits in connection with the clearance and settlement of transactions and to finance share repurchases. See “Investment Restrictions.” Money borrowed to raise funds for any reason results in interest costs and has a prior fixed dollar claim on the Fund’s assets and income.

Derivative Contracts

The Fund may, but need not, use derivative contracts for any of the following purposes:

•	To seek to hedge against the possible adverse impact of changes in stock market prices, currency exchange rates or interest rates in the market value of its securities or securities to be purchased;

•	As a substitute for buying or selling currencies or securities; or

•	To seek to enhance the Fund’s return in non-hedging situations.

Examples of derivative contracts include: futures and options on securities, securities indices or currencies; options on these futures and forward foreign currency contracts. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. To the extent that the Fund invests in derivatives with an underlying asset that meets the Fund’s 80% policy of investing in Irish equity and fixed income securities, the market value of these derivatives would be included to meet the 80% minimum.

16

Foreign Currency Forward Contracts

The Fund may, but is not obligated to, enter into foreign currency forward contracts in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date (usually less than a year), and typically is individually negotiated and privately traded by currency traders and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although these contracts are intended to minimize currency risk — the risk of loss due to a decline in the value of the hedged currencies — at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.

While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Moreover, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. An imperfect correlation of this type may prevent a particular hedging strategy from achieving its objective or expose the Fund to the risk of currency exchange loss.

The Fund also may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

Futures Contracts and Options on Futures

The Fund may engage in futures contracts on securities, securities indices and other financial indices and foreign currencies and groups of foreign currencies and options thereon either as a hedge against changes in the value of securities and of the currencies to which the Fund is exposed or to which the Fund expects to be subject in connection with future purchases, or to seek to enhance the Fund’s return in non-hedging situations, in accordance with the rules and regulations of the CFTC.

A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency or security at a specified price and time. When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or liquid securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark-to-market its open futures position.

The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying currencies or securities, generally these obligations are closed out prior to delivery of offsetting purchases or sales of matching futures contracts (same exchange, underlying currency or security, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund generally realizes a capital gain, or if it is more, the Fund generally realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund generally realizes a capital gain, or if it is less, the Fund generally realizes a capital loss. The transaction costs must also be included in these calculations.

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When purchasing a futures contract, the Fund will segregate (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited as margin, are equal to the market value of the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Fund, or, if lower, may cover the difference with cash or short-term securities.

When selling a futures contract, the Fund will segregate (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

When selling a call option on a futures contract, the Fund will segregate (and mark-to-market on a daily basis) cash or liquid securities that, when added to the amounts deposited as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or covering the difference if the price is higher.

When selling a put option on a futures contract, the Fund will segregate (and mark-to-market on a daily basis) cash or liquid securities that equal the purchase price of the futures contract less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund, or, if lower, the Fund may hold securities to cover the difference.

The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA with respect to the Fund. The Adviser is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA with respect of the Fund.

Options on Foreign Currencies and Securities

The Fund may purchase and write options on foreign currencies and securities either for hedging purposes or to seek to enhance the Fund’s return in non-hedging situations, and to achieve objectives similar to those achieved utilizing futures contracts or foreign currency forward contracts. A call option gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying security or currency at the exercise price during the option period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security or currency at the exercise price during the option period.

The Fund may write covered call options on securities and indices as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

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The Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options (“OTC options”) differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally be reference to information form a market maker. It is the SEC’s position that OTC options are generally illiquid.

The potential benefit to the Fund derived from purchases of foreign currency and security options will be reduced by the amount of the premium and related transaction costs. See also “Risks and Special Considerations.”

Repurchase Agreements

The Fund may enter into repurchase agreements with banks and broker-dealers when it deems it advisable. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually no more than one week) subject to the obligations of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). The Adviser will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price. Under the 1940 Act, repurchase agreements are considered to be loans made by the Fund which are collateralized by the securities subject to repurchase. See also “Risks and Special Considerations.”

INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies, which cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in a percentage resulting from changing values will not be considered a violation.

The Fund will not:

(1)	Purchase more than 10% of the outstanding voting securities of any one issuer.

(2)	Invest more than 25% of the value of its total assets in the securities of any one issuer. For purposes of this investment restriction, obligations of the U.S. Government, its agencies and instrumentalities shall not be deemed to be securities of a single issuer.

(3)	Make loans except through (i) the purchase of debt obligations or (ii) subject to (9) below, repurchase agreements in accordance with its investment objective and policies.

(4)	Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow money to pay any dividends required to be distributed in order for the Fund to maintain its qualification as a regulated investment company under the Internal Revenue Code and borrow money in an amount not to exceed 10% (calculated at the lower of cost or current market value) of its total assets (not including the amount borrowed) (i) for temporary or emergency purposes, (ii) for such short-term credits as may be necessary for the clearance or settlement of transactions, and (iii) for repurchases of its common stock. The Fund may pledge its assets to secure such borrowings. Notwithstanding the above, initial and variation margin in respect of futures contracts and options thereon and any collateral arrangements in respect of options on currencies, securities or security indices will not be prohibited by this paragraph (4) or any other investment restrictions.

(5)	Invest in companies for the purpose of exercising control.

(6)	Make short sales of securities or maintain a short position in any security.

(7)	(i) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein, (ii) purchase or sell commodities (other than foreign currencies) or commodity contracts; provided that for purposes of this restriction, financial, equity and equity index futures and options thereon are deemed not to be a commodity or a commodity contract, (iii) invest in interests in oil, gas, or other mineral exploration or development programs, except that it may purchase and sell securities of companies that deal in oil, gas or other mineral exploration or development programs, (iv) purchase securities on margin (except to the extent set forth in (4) above) or (v) act as an underwriter of securities, except that the Fund may acquire securities in private placements under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter within the meaning of the Securities Act of 1933.
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(8)	Make any investment which would involve the Fund in a situation of unlimited liability, such as that of a general partner.

(9)	Invest more than 25% of its total assets in securities not listed on any securities exchange, in repurchase agreements having maturity greater than seven days, or in any combination of both.

(10)	Invest 25% or more of its total assets, at market value, in any one industry.
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RISKS AND SPECIAL CONSIDERATIONS

An investment in the Fund involves certain risks and considerations, including risks and considerations not typically associated with funds that invest only in U.S. securities. These risks and considerations are described below.

General. The Fund is a non-diversified, closed-end investment company designed primarily as a long-term investment and not as a trading tool. The Fund invests primarily in equity securities of Irish Companies. An investment in the Fund’s Shares may be speculative and involves a high degree of risk. The Fund should not be considered a complete investment program. Due to the uncertainty in all investments, there can be no assurance that the Fund will achieve its investment objective.

Investment and Market Risk. An investment in Fund’s Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of the Shares. Your Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Equity Risk. The value of equity securities, including common stock, preferred stock and convertible stock, will fluctuate in response to factors affecting the particular company, as well as broader market and economic conditions. Moreover, in the event of the company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders and are likely to have varying types of priority over holders of preferred and convertible stock. In addition, the Fund’s portfolio is subject to the risks associated with growth stocks. Growth stock prices may be more sensitive to changes in current or expected earnings than the prices of other stocks, and growth stocks may not perform as well as value stocks or the stock market in general.

Irish Securities Risk. Investing in securities of companies domiciled in Ireland involves special considerations not typically associated with investing in the U.S. market. Such heightened risks include, among others, heightened exposure to reduced European or global economic activity (as the Irish economy exports the majority of its output), shocks to economic activity arising from concerns about eurozone fiscal or monetary policy, a high level of fiscal debt following the restructuring of the banking system at public expense in recent years, and high levels of mortgage debt and arrears.

Ireland relies heavily on exports to its key trading partners that include the other members of the European Union (the “EU”) and the United States. Reduction in spending by these economies on Irish products and services or negative changes in any of these economies may cause an adverse impact on the Irish economy. Any changes in the price or demand for Irish exports could adversely impact Ireland’s economy. Ireland’s economy may also be negatively affected if trade barriers, exchange controls, or other protectionist measures are imposed or negotiated by the countries with which they trade.

As a member of the EU, Ireland is heavily dependent on the other member states both economically and politically. The European Central Bank has control over monetary policy in all eurozone countries, and EU authorities have varying degrees of control and influence over each member country’s fiscal policies, including government debt and deficit levels, and fiscal controls and planning. However, the Irish government retains full control of income and corporation tax rates. Any event within the EU, including economic and political developments, can cause market disruptions, and can adversely affect the values of securities held by the Fund.

During the recent financial crisis, Ireland’s financial institutions were severely undercapitalized and required government intervention to survive. The country’s main banks still have high levels of non-performing loans which could again be a threat to the Irish financial system if economic growth slowed sharply, or turned negative.

The decision of the United Kingdom to leave the European Union (as formally notified to the European Union on March 31, 2017, with a likely effective date of March 31, 2019) is a material risk to the Irish economy and financial markets. In 2016, exports of goods to the United Kingdom amounted to just under €15 bn, approximately 13% of total exports.  Imports from the UK amounted to about €18 bn, or about 24% of total imports.  Until the UK’s exit from the European Union, cross-border flows of goods are entirely free from customs barriers, and it is not yet known whether this will be the case after the UK’s exit.  If cross-border trade is significantly disrupted, this could have an adverse impact on economic activity in Ireland, as supply chains are disrupted and investment is postponed due to uncertainty.

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Foreign Securities Risk. Investments in foreign securities that are traded on foreign markets, including Irish securities, are subject to risks of loss that are different from the risks of investing in U.S. securities. These include the possibility of losses due to currency fluctuations (see “Currency Exchange Rate Fluctuations”), or to adverse political, economic or diplomatic developments in Ireland or other non-U.S. jurisdictions, including possible increases in taxes. Additionally, accounting, auditing, financial reporting standards and other regulatory practices and requirements for securities in which the Fund may invest vary from those applicable to entities subject to regulation in the United States. The Irish securities market, as well as other non-U.S. securities markets, for both listed and unlisted securities may be more volatile and less liquid than the major U.S. markets. In addition, the cost to the Fund of buying, selling and holding securities in the Irish market may be higher than in the United States. Any higher expenses of non-U.S. investing may reduce the amount the Fund can earn on its investments and typically results in a higher operating expense ratio than for investment companies that invest only in the United States. Regulatory oversight of the Irish securities market may differ from that of U.S. markets. There also may be difficulty in invoking legal protections across borders.

Currency Exchange Rate Fluctuations. Currency exchange rates can fluctuate significantly over short periods and can be subject to unpredictable changes based on a variety of factors, including political developments and currency controls by foreign governments. The Fund will normally hold almost all its assets in euro denominated securities, although some assets may be denominated in other foreign currencies. Accordingly, a change in the value of a foreign currency against the U.S. dollar will generally result in a change in the U.S. dollar value of the Fund’s assets. Such a change may thus decrease the Fund’s net asset value.

In addition, although most of the Fund’s income will be received or realized primarily in euros, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, for example, if the exchange rate for the euro declines after the Fund’s income has been accrued and translated in U.S. dollars, but before the income has been received or converted into U.S. dollars, the Fund could be required to liquidate portfolio securities to make distributions. Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of euros required to be converted into U.S. dollars in order to pay those expenses will be greater than the euro equivalent of those expenses at the time they were incurred. Similar effects may result from the Fund’s investments that are denominated in other foreign currencies.

Currency exchange rate fluctuations can decrease or eliminate income available for distribution or, conversely, increase income available for distribution. For example, in some situations, if certain currency exchange losses exceed net investment income for a taxable year, the Fund would not be able to make ordinary income distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders for U.S. federal income tax purposes, thus reducing shareholders’ cost basis in their Fund shares, or as a capital gain distribution, rather than as an ordinary income dividend.

Foreign Custody Risk. The Fund’s custodian generally holds the Fund’s non-U.S. securities and cash in non-U.S. bank sub-custodians and securities depositories — generally in Ireland. (See “Management of the Fund — Custodian and Transfer Agent.”) Regulatory oversight of non-U.S. banks and securities depositories may differ from that in the U.S. Additionally, laws applicable to non-U.S. banks and securities depositories may limit the Fund’s ability to recover its assets in the event the non-U.S. bank, securities depository or issuer of a security held by the Fund goes bankrupt.

European Economic Risk. The European financial markets experienced volatility and adverse trends for some years earlier this decade due to concerns about economic downturns in, or rising government debt levels of several European countries. If these events recur, they may affect the value and liquidity of certain of the Fund’s investments.

In addition, the United Kingdom has voted to withdraw from the EU, and it is possible one or more other countries may withdraw from the EU and/or abandon the Euro, the common currency of the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

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Emerging Market Risk.  The Fund may invest in emerging market securities in accordance with its investment objective and policies. The term “emerging market” refers to an economy that is in the initial stages of industrialization and has been historically marked by low per capita income and lack of capital market transparency, but appears to be implementing political and/or market reforms resulting in greater capital market transparency, increased access for foreign investors and generally improved economic conditions.  Emerging markets tend to be more volatile than mature markets, and as a result, the Fund’s value could move sharply up or down. The risks that apply to foreign investments are magnified in emerging market investments. The registration and settlement arrangements for securities in emerging markets may be less developed than in more mature markets so the operational risks of investing are higher. Emerging market countries may have less stable governments, more volatile currencies and less established markets than do countries with more developed economies. Political risks and adverse economic circumstances are more likely to arise.

Unlisted Securities Risk. The Fund may invest up to 25% of its total assets in unlisted equity securities that are neither listed on a stock exchange nor traded over-the-counter. Because the market for unlisted securities is not liquid, it may be difficult for the Fund to sell these securities at a desirable price. Unlisted securities are not subject to the disclosure and other investor protection requirements of Irish law applicable to listed securities. Investing in unlisted securities may involve a high degree of business and financial risk that can result in substantial losses.

Small and Mid-Capitalization Company Risk. Companies with small or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

Credit Risk. Investments in fixed income securities expose the Fund to credit risk. Credit risk is the risk that one or more of the Fund’s investments in fixed income securities will decline in price, or fail to pay interest, liquidation value or principal when due, because the issuer of the obligation experiences an actual or perceived decline in its financial status. Credit risk is influenced by changes in general economic and political conditions and changes in the financial condition of the issuers.

Interest Rate Risk. Generally, when market interest rates rise, the prices of fixed income securities fall, and vice versa. Interest rate risk is the risk that fixed income securities in the Fund’s portfolio will decline in value because of increases in market interest rates. This risk may be particularly acute because market interest rates are currently at historically low levels. The prices of long-term fixed income securities generally fluctuate more than prices of short-term fixed income securities as interest rates change. During periods of rising interest rates, the average life of certain types of securities may be extended due to slower than expected payments. This may lock in a below market yield, increase the security’s duration and reduce the security’s value. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

Derivative Risk. Even a small investment in derivative contracts can have a big impact on the Fund’s stock market and currency exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices or currency rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities in that the counterparty may default on its payment obligations or become insolvent. Derivatives can also make the Fund less liquid and harder to value, especially in declining markets.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for the options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Counterparty Risk. To the extent the Fund invests in derivative instruments, repurchase agreements, certain types of options or other customized financial instruments, the Fund takes the risk of non-performance by the other party to the contract. This risk may include credit risk of the counterparty and the risk of settlement default. This risk may differ materially from those entailed in exchange-traded transactions that generally are supported by guarantees of clearing organizations, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered directly between two counterparties generally do not benefit from such protections and expose the parties to the risk of counterparty default.

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Management Risk. The Adviser’s judgment about the attractiveness, relative value or potential appreciation of a particular security or investment strategy may prove to be incorrect. To the extent the Fund invests in Irish Companies that have limited business activities in Ireland, or in non-Irish Companies that have no economic ties to Ireland, its performance may diverge, perhaps materially, from the performance of the Irish economy and securities markets, and the Fund may be exposed to the risks of countries in which these companies are located or have their principal business activities. See “Foreign Securities Risk.”

Special Risks for Holders of Rights. There is a risk that performance of the Fund may result in the common stock purchasable upon exercise of the rights being less attractive to investors at the conclusion of the subscription period. This may reduce or eliminate the value of the rights. Investors who receive rights may find that there is no market to sell rights they do not wish to exercise. If investors exercise only a portion of the rights, common stock may trade at less favorable prices than larger offerings for similar securities.

Cyber Security Risk. As the use of the Internet and other technologies has become more prevalent in the course of business, funds have become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cyber security failures or breaches of the Fund or its service providers or the issuers of securities in which the Fund invests have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Fund does not directly control the cyber security defenses or plans of its service providers with which it does business and companies in which it invests.

Hedging Strategy Risk. Certain of the investment techniques that the Fund may employ for hedging will expose the Fund to additional or increased risks.

There may be an imperfect correlation between changes in the value of the Fund’s portfolio holdings and hedging positions entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. In addition, the Fund’s success in using hedge instruments is subject to the Adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings, and there can be no assurance that the Adviser’s judgment in this respect will be accurate. Consequently, the use of hedging transactions might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

The Adviser is under no obligation to engage in any hedging strategies, and may, in its discretion, choose not to engage in hedging strategies. Even if the Adviser desires to hedge some of the Fund’s risks, suitable hedging transactions may not be available or, if available, attractive. A failure to hedge may result in losses to the value of the Fund’s investments.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Hedging transactions involving currency instruments involve substantial risks, including correlation risk. While an objective of the Fund’s use of currency instruments to effect hedging strategies is intended to reduce the volatility of the net asset value of the Fund’s shares, the net asset value of the Fund’s shares will fluctuate. Moreover, although currency instruments will be used with the intention of hedging against adverse currency movements, transactions in currency instruments involve the risk that such currency movements may not occur and that the Fund’s hedging strategies may be ineffective. To the extent that the Fund hedges against anticipated currency movements that do not occur, the Fund may realize losses and decrease its total return as the result of its hedging transactions. Furthermore, the Fund will only engage in hedging activities from time to time and may not be engaging in hedging activities when movements in currency exchange rates occur.

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In connection with its trading in forward foreign currency contracts, the Fund will contract with a foreign or domestic bank, or foreign or domestic securities dealer, to make or take future delivery of a specified amount of a particular currency. There are no limitations on daily price moves in such forward contracts, and banks and dealers are not required to continue to make markets in such contracts. There have been periods during which certain banks or dealers have refused to quote prices for such forward contracts or have quoted prices with an unusually wide spread between the price at which the bank or dealer is prepared to buy and that at which it is prepared to sell. Governmental imposition of credit controls might limit any such forward contract trading. With respect to its trading of forward contracts, if any, the Fund may be subject to the risk of bank or dealer failure and the inability of, or refusal by, a bank or dealer to perform with respect to such contracts. Any such default would deprive the Fund of any profit potential or force the Fund to cover its commitments for resale, if any, at the then market price and could result in a loss to the Fund. It may not be possible for the Fund to hedge against currency exchange rate movements, even if correctly anticipated, in the event that (i) the currency exchange rate movement is so generally anticipated that the Fund is not able to enter into a hedging transaction at an effective price, or (ii) the currency exchange rate movement relates to a market with respect to which currency instruments are not available and it is not possible to engage in effective foreign currency hedging. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. In addition, the Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets. Since transactions in foreign currency exchanges usually are conducted on a principal basis, no fees or commissions are involved.

New regulations governing certain over-the-counter derivatives may also increase the costs of using these types of instruments or make them less effective.

Repurchase Agreements Risk. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions with respect to the Fund’s ability to dispose of the underlying securities, and the possibility that the collateral might not be sufficient to cover any losses incurred by the Fund.

Risks of Borrowing. The Fund’s fundamental investment restrictions permit it to borrow money to pay any dividends required to be distributed in order for the Fund to maintain its qualification as a regulated investment company under the Code and borrow money in an amount not to exceed 10% of its total assets (i) for temporary or emergency purposes, (ii) for such short-term credits as may be necessary for the clearance or settlement of transactions, and (iii) for repurchases of its common stock. Borrowing would involve interest and other costs to the Fund.

Conflicts of Interest Risk. The Adviser’s advisory fees are based on net assets. Consequently, the Adviser will benefit from an increase in the Fund’s net assets resulting from an offering. In addition, a Director who is an “interested person” (as such term is defined under the 1940 Act) of the Fund or a portfolio manager of the Fund could benefit indirectly from an offering because of such affiliations.

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Net Asset Value Discount. Shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic is a risk separate and distinct from the risk that net asset value will decrease. The Fund’s shares have frequently traded in the market below net asset value since the commencement of the Fund’s operations. The Fund cannot predict whether its Shares in the future will trade at, below or above net asset value. This risk that shares of a closed-end fund might trade at a discount is more significant for investors who wish to sell their shares in a relatively short period of time. For those investors, realization of gain or loss on their investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

Distribution Rate. The Fund has a managed distribution policy under which quarterly distributions, at a rate determined annually by the Board, are paid from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital. See “Dividends and Distributions — Managed Distribution Policy.” There can be no assurance that the distribution rate set at any time, or the policy itself, will be maintained. To the extent total distributions for a year exceed the Fund’s net investment income, such excess will be deemed for U.S. federal income tax purposes to have been distributed from realized capital gains and/or will be treated as return of capital, as applicable. In general terms, a return of capital would involve a situation in which a Fund distribution (or a portion thereof) represents a return of a portion of a shareholder’s investment in the Fund, rather than making a distribution that is funded from the Fund’s earned income or other profits. Although return of capital distributions may not be currently taxable, such distributions would decrease the basis of a shareholder’s shares, and therefore, may increase a shareholder’s tax liability for capital gains upon a sale of shares, even if sold at a loss to the shareholder’s original investments. The Fund’s managed distribution policy may, in certain situations, cause the Fund to make taxable distributions to shareholders in excess of the minimum amounts of such taxable distributions required to avoid liability for federal income and excise taxes. Such excess taxable distributions may, in such situations, cause shareholders to be liable for taxes for which they would not otherwise be liable if the Fund only paid that amount required to avoid liability for federal income and excise taxes. The Fund’s income distributions and its capital and currency gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for foreign currencies.

If the Fund’s investments do not generate sufficient income, the Fund may be required to liquidate a portion of its portfolio to fund these distributions, and therefore a portion or all of such distributions may represent a reduction of the shareholders’ principal investment. Such liquidation might be at a time when independent investment judgment would not dictate such action, increasing the Fund’s overall portfolio turnover (and related transaction costs) and making it more difficult for the Fund to achieve its investment objective.

Non-Diversified Status. The Fund is classified as a “non-diversified” management investment company under the 1940 Act. This means that the Fund is not subject to limits under the 1940 Act as to the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may therefore invest its assets in securities of a smaller number of issuers, and, as a result, would be subject to greater risk with respect to its portfolio securities. Although the Fund must comply with certain diversification requirements in order to qualify as a regulated investment company under the Code, the Fund may be more susceptible to any single economic, political or regulatory occurrence than would be the case if it had elected to diversify its holding sufficiently to be classified as a “diversified” management investment company under the 1940 Act.

Share Repurchases. Any acquisition by the Fund of its shares, pursuant to its share repurchase program, will decrease the amount of total assets of the Fund, and therefore, may increase the Fund’s expense ratio. Furthermore, if the Fund borrows to finance share repurchases, interest on such borrowings would reduce the Fund’s net investment income. If the Fund liquidates a portion of its investment portfolio in connection with a share repurchase, such liquidation might be at a time when independent investment judgment would not dictate such action, increasing the Fund’s overall portfolio turnover (and related transaction costs) and making it more difficult for the Fund to achieve its investment objective.

Tax Risk. The Fund may invest in securities of which the federal income tax treatment may not be clear or may be subject to recharacterization by the IRS. It could be more difficult for the Fund to comply with the United States tax requirements applicable to regulated investment companies, or with other tax requirements applicable to foreign investors, if the tax characterization of the Fund’s investments or the tax treatment of the income from such investments were successfully challenged by the IRS. See “Taxation.”

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Tax Considerations. The Fund intends to qualify and to continue to qualify as a regulated investment company under the Code. If it so qualifies, it generally will be relieved of U.S. federal income tax on its investment company taxable income and net capital gains, if any, which it distributes to shareholders in accordance with requirements under the Code. In order to continue to meet the requirements of the Code applicable to regulated investment companies and to minimize its U.S. federal income tax liability, it is the Fund’s policy to distribute substantially all of its net income and capital gains, if any, to shareholders. To the extent that the Fund has earnings available for distribution, its distributions in the hands of shareholders may be treated as ordinary dividend income, although certain distributions may be reported by the Fund as capital gain distributions, which would be treated as long-term capital gain, or qualified dividend income, which may be eligible for long-term capital gain tax rates if certain holding period rules apply. Dividends and capital gains distributions paid by the Fund are not expected to qualify for the corporate dividends-received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits will first reduce a shareholder’s basis in his shares and, after the shareholder’s basis is reduced to zero, will constitute capital gains to the shareholder who holds his shares as capital assets. Subject to certain limitations imposed by the Code, foreign taxes withheld from distributions or otherwise paid by the Fund may be creditable or deductible by U.S. shareholders for U.S. federal income tax purposes, if the Fund is eligible to and makes an election to treat the shareholders as having paid those taxes for U.S. federal income tax purposes. No assurance can be given that the Fund will be eligible to make this election each year, but it intends to do so if it is eligible. If the election is made, the foreign withholding taxes paid by the Fund will be includable in the U.S. federal taxable income of shareholders. Non-U.S. investors may not be able to credit or deduct the foreign taxes, but they may be deemed to have additional income from the Fund equal to their share of the foreign taxes paid by the Fund, subject to U.S. withholding tax. Investors should review carefully the information discussed under the heading “Taxation” and should discuss with their tax advisers the specific tax consequences of investing in the Fund.

Certain minimum holding period requirements apply to both the qualified dividend income and foreign tax credit rules, at both the Fund and shareholder levels, with securities lent out not considered “held” for these purposes.

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MANAGEMENT OF THE FUND

The Board of Directors

The business and affairs of the Fund are managed under the direction of the Board, including general supervision of the duties performed by the Adviser and other service providers.

The Investment Adviser

KBI Global Investors (North America) Ltd. (“KBI” or the “Adviser”) serves as investment adviser to the Fund pursuant to an investment advisory agreement dated as of July 20, 2016 (the “Advisory Agreement”). The Adviser manages the Fund’s investments and makes investment decisions on behalf of the Fund.

The Adviser is a limited liability company organized under the laws of the Republic of Ireland. The registered office of the Adviser is 2 Harbourmaster Place, 3rd Floor, IFSC, Dublin 1, Ireland. The Adviser is an institutional asset manager, managing approximately $2.974 billion in assets as of August 31, 2017 for clients based in the US, Canada and Asia. The Adviser currently manages specialist equity strategies which are offered to institutional investors on both a segregated and commingled basis. In providing these services, the Adviser directs and manages the investment and reinvestment of assets in client accounts. The Adviser also provides non-discretionary investment advisory services in the form of investment model provision.

The Adviser is a wholly owned subsidiary of KBI Global Investors Ltd (“KBIGI”). The registered office of KBIGI is 2 Harbourmaster Place, 3rd Floor, IFSC, Dublin 1, Ireland. KBIGI is 87.5% owned by Amundi Asset Management and 12.5% owned by Key Management. Amundi Asset Management is 100% owned by Amundi SA which is a publicly traded company (on the French stock exchange) and majority owned by Crédit Agricole S.A. (approximately 70% at June 30, 2017). Amundi SA, Europe’s largest asset manager by assets under management with approximately $1,281 billion in assets as of June 30, 2017 offers its clients in Europe, Asia-Pacific, the Middle East and the Americas a wealth of market expertise and a full range of capabilities across the active, passive and real assets universes. The registered offices of Amundi SA are located at 90, boulevard Pasteur, 75015 Paris (France).

The Advisory Agreement provides that the Fund will pay the Adviser a fee, payable monthly, at an annualized rate equal to 0.65% of the value of the average daily net assets of the Fund up to the first $50 million, 0.60% of the value of the average daily net assets of the Fund over $50 million and up to and including $100 million and 0.50% of the value of the average daily net assets of the Fund on amounts in excess of $100 million. For purposes of computing the monthly fee, the daily net assets of the Fund for a month shall be determined as of the close of business in New York each day with respect to which such last business day falls within that month, and the aggregate value of all such daily net assets shall be divided by the number of such days in such month.

For the fiscal years ended October 31, 2016, 2015 and 2014, the Fund paid the Adviser advisory fees of $487,131, $493,605 and $487,422, respectively. A discussion regarding the basis for the Board’s approval of the Advisory Agreement is available in the Fund’s annual report to shareholders for the fiscal year ended October 31, 2016.

Portfolio Management

Noel O’Halloran, Chief Investment Officer, has responsibility for the day-to-day management of the Fund’s portfolio. Mr. O’Halloran has worked with KBIGI since July 1992, and was appointed Chief Investment Officer of KBIGI Ltd. in 2002. Mr. O’Halloran holds a degree in Civil Engineering from University College Cork. He also holds a Certified Diploma in Accounting and Finance and is an Associate of the Institute of Investment Management and Research. He is also an associate member of the Chartered Financial Analyst institute. Mr. O’Halloran has been the portfolio manager of the Fund since July 21, 2011.

The Fund’s SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

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Administrator

U.S. Bancorp Fund Services, LLC, 811 E Wisconsin Ave, Milwaukee, WI 53202, is the Fund’s administrator (“Administrator” or “USBFS”). Subject to the control, supervision and direction of the Board, the Administrator is responsible for, among other things, fund accounting and net asset valuation calculations, financial reporting and certain tax services, regulatory administration including the preparation and filing of various reports with the appropriate regulatory agencies, and the preparation of board materials. The Fund pays an annual asset-based fee, payable monthly. The fee is calculated at the following annual rate: 0.09% on the first $250 million; 0.07% on the next $250 million; 0.05% on the next $250 million; and 0.04% on the balance. In addition, the Administrator is entitled to certain out of pocket expenses and the fees are subject to a minimum annual fee. Prior to December 19, 2016, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) served as administrator to the Fund. The Fund pays USBFS an annual fee payable monthly.

Custodian and Transfer Agent

U.S. Bank, N.A., 1555 N. Rivercenter Drive, MK-WI-5302, Milwaukee, WI 53212, acts as the Fund’s custodian. American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038, acts as the Fund’s stock transfer agent, dividend paying agent and agent for the Fund’s Dividend Reinvestment and Cash Purchase Plan.

EXPENSES

The Fund pays all of its expenses, including organization expenses; legal fees and expenses; auditing and accounting expenses; taxes and governmental fees; NYSE listing fees; fees of the Adviser, Administrator, custodian and stock transfer and dividend paying agent; investors’ relation fees and expenses; costs of regulatory filings and compliance; brokerage commissions and other portfolio transaction expenses; interest expenses; fees of Directors who are not interested persons (as defined in the 1940 Act) of the Fund; other expenses related to meetings of Directors; costs of insurance; and costs of shareholders’ meetings, proxy statements and shareholder reports.

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DIVIDENDS AND DISTRIBUTIONS

Managed Distribution Policy

The Board has implemented a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the Fund’s net asset value at May 31. The current distribution rate is 8%. This policy is subject to regular review by the Fund’s Board. The distributions are made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital. Persons who purchase Shares in an offering will be entitled to any regular quarterly distributions the record date for which occurs after such Shares are purchased. For the fiscal year ended October 31, 2016, the Fund made distributions in the amount of $2.22 per Share, of which 7% represented net investment income, 79% represented long-term capital gains, 14% represented short-term capital gains and 0% represented return of capital. If the Fund’s distributions were to consist of a large amount of return of capital, it would result in the deterioration of the Fund’s assets. A return of capital to shareholders would reduce the Fund’s net asset value and, over time, potentially increase the Fund’s expense ratio. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the distributions or from the terms of the managed distribution policy.

The amounts and sources of the distributions reported in the Fund’s Section 19(a) Notices are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the entire fiscal year and may be subject to changes based on tax regulations. The Fund will send shareholders a Form 1099-DIV for each calendar year that will tell them how to report the distributions for federal income tax purposes.

If the Fund’s assets do not generate sufficient income and net long-term capital gains, the Fund may be required to liquidate a portion of its portfolio to fund these distributions, and therefore, these payments may represent a reduction of a shareholder’s principal investment. Distributions in excess of the Fund’s current and accumulated earnings and profits will first reduce a shareholder’s basis in his shares (thereby increasing any realized gain or decreasing realized loss upon ultimate disposition of the shareholder’s shares, possibly increasing such shareholder’s income tax liability at such time) and, after the shareholder’s basis is reduced to zero, will constitute capital gains to a shareholder who holds his shares as capital assets. There can be no assurance that the current distribution rate will be maintained in the future. The Board may determine not to maintain the managed distribution rate at its current level, and it is possible, depending on market conditions, that it may determine to abandon the managed distribution policy altogether.

In August 2014, the Fund obtained an order under section 6(c) of the 1940 Act granting an exemption from section 19(b) and rule 19b-1 under the 1940 Act, permitting the Fund to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as monthly in any one taxable year, subject to certain conditions.

General Distribution Policy

It is the Fund’s policy to continue to meet the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its taxable net income and capital gains, if any, to shareholders. On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations (see “Taxation”) that may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for foreign currencies.

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DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”) approved by the Board, each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company LLC (the “Plan Agent”) is instructed otherwise by the shareholder in writing, to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan. Distributions with respect to Fund shares registered in the name of a broker-dealer or other nominee (i.e., in “street name”) will be reinvested by the broker or nominee in additional Fund shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Fund shares registered in street names may not be able to transfer those shares to another broker-dealer and continue to participate in the Plan. These shareholders should consult their broker-dealer for details. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent, as paying agent. Shareholders who do not wish to have distributions automatically reinvested should notify the Fund, in care of the Plan Agent for The New Ireland Fund, Inc.

The Plan Agent will serve as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the NYSE, the next preceding trading day. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent as agent for the participants, will buy Fund shares in the open market, on the NYSE or elsewhere, with the cash in respect of such dividend or distribution, for the participants’ account on, or shortly after, the payment date.

Participants in the Plan have the option of making additional cash payments to the Plan Agent, monthly, in any amount from U.S. $100 to U.S. $3,000, for investment in the Fund’s common stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market, at the prevailing market price, on the 15th of each month or the next business day shares are traded if the 15th is a Saturday, Sunday or holiday. Voluntary cash payments must be received by the Plan Agent at least two business days prior to such investment date. To avoid unnecessary cash accumulations and to allow ample time for receipt and processing of voluntary cash payments to the participant’s account. It is suggested that the participants send in voluntary cash payments to be received by the Plan Agent ten days prior to the investment date. Interest will not be paid on any uninvested cash payments. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and U.S. federal tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders such as banks, brokers or nominees who hold shares for beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who are participating in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent’s fee for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant and a transaction fee of $2.50 (which will be deducted from the participant’s voluntary cash payment investment). Brokerage charges for purchasing small amounts of stock of individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

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Participants may sell some or all of their shares. This can be done either online at www.amstock.com, via telephone, toll free, at 1-800-243-4353 or by submitting the transaction request form at the bottom of the participant’s statement. Requests received either via the Internet or telephone by 4:00 pm, Eastern time, or via the mail by 12:00 pm, Eastern time, will generally be sold the next business day shares are traded. There is a transaction fee of $15 and $0.10 per share commission on sales of shares.

Neither the Fund nor the Plan Agent will provide any advice, make any recommendations, or offer any opinion with respect to whether or not you should purchase or sell shares or otherwise participate under the Plan. You must make independent investment decisions based on your own judgment and research. The shares held in Plan accounts are not subject to protection under the Securities Investor Protection Act of

1970.

Neither the Fund nor the Plan Agent will be liable for any act performed in good faith or for any good faith omission to act or failure to act, including, without limitation, any claim of liability (i) arising out of failure to terminate a participant’s account, sell stock held in the Plan, deposit certificates or direct registration shares, invest voluntary cash payments or dividends; or (ii) with respect to the prices at which stock is purchased or sold for the participant’s account and the time such purchases or sales are made. Without limiting the foregoing, the Plan Agent will not be liable for any claim made more than 30 days after any instruction to buy or sell stock was given to the Plan Agent.

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. Federal income tax which may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders at least thirty days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent with at least thirty days written notice to all shareholders. All correspondence concerning the Plan should be directed to the Plan Agent for The New Ireland Fund, Inc. in care of American Stock Transfer & Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560.

RIGHTS OFFERINGS

The Fund may in the future, and at its discretion, choose to make offerings of rights to its shareholders to purchase Shares. A future rights offering may be transferable or non-transferable. Any such future rights offering will be made in accordance with the 1940 Act. Under the laws of Maryland, the Board is authorized to approve rights offerings without obtaining stockholder approval. The staff of the SEC has interpreted the 1940 Act as not requiring stockholder approval of a transferable rights offering to purchase common stock at a price below the then current net asset value so long as certain conditions are met, including: (i) a good faith determination by a fund’s board that such offering would result in a net benefit to existing shareholders; (ii) the offering fully protects shareholders’ preemptive rights and does not discriminate among shareholders (except for the possible effect of not offering fractional rights); (iii) management uses its best efforts to ensure an adequate trading market in the rights for use by shareholders who do not exercise such rights; and (iv) the ratio of a transferable rights offering does not exceed one new share for each three rights held.

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TAXATION

The following is intended to be a general summary of certain tax consequences that may result to the Fund and its shareholders. It is not intended as a complete discussion of all such tax consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisers before making an investment in the Fund.

Dividends paid out of the Fund’s investment company taxable income (which includes dividends, interest and net short-term capital gains) generally will be taxable to shareholders as ordinary income. Properly reported distributions of long-term capital gains, if any, earned by the Fund are taxable to shareholders as long-term capital gains, regardless of how long shareholders have held their shares. Long-term capital gain is taxed at 15% for individuals with incomes below approximately $418,000 ($471,000 if married filing jointly), 20% for individuals with any income above those amounts that represents net long-term capital gain or qualified dividend income and 0% for individuals at certain lower income levels. The above income thresholds are adjusted annually for inflation. Distributions in excess of the Fund’s current and accumulated earnings and profits will first reduce a shareholder’s basis in his shares and, after the shareholder’s basis is reduced to zero, will constitute capital gains to the shareholder who holds his shares as capital assets.

No portion of the dividends paid by the Fund is expected to be eligible for the dividends-received deduction for corporate shareholders.

A portion of the dividends received from the Fund by an individual shareholder may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund distribution will be treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations (including, in general, Irish corporations), provided that certain holding period and other requirements are met by the Fund and the shareholder. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, real estate investment trust distributions and, in many cases, distributions from non-U.S. corporations.

Fund distributions are taxable to shareholders in the same manner whether received in cash or reinvested in additional Fund shares.

Fund distributions may also subject shareholders to alternative minimum tax liability. Because of the complexity of the alternative minimum tax rules, shareholders should consult their tax advisers as to their applicability to a Fund investment.

A distribution will be treated as paid to shareholders on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which distributions are received.

Each year, the Fund will notify shareholders of the tax status of dividends and other distributions.

A shareholder who invests through a tax-deferred account, such as a retirement plan, generally will not pay tax on Fund dividends or other taxable distributions until they are distributed from the account. These accounts are subject to complex rules. Shareholders should consult their tax advisers about investment through a tax-deferred account.

Subject to certain limitations imposed by the Code, foreign taxes withheld from distributions or otherwise paid by the Fund may be creditable or deductible by U.S. shareholders for U.S. federal income tax purposes, if the Fund is eligible to and makes an election to treat the shareholders as having paid those taxes for U.S. federal income tax purposes. No assurance can be given that the Fund will be eligible to make this election each year, but it intends to do so if it is eligible. If the election is made, the foreign withholding taxes paid by the Fund will be includable in the U.S. federal taxable income of shareholders. Non-U.S. investors may not be able to credit or deduct the foreign taxes, but they may be deemed to have additional income from the Fund, equal to their share of the foreign taxes paid by the Fund, subject to U.S. withholding tax.

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Upon the sale or other disposition of Fund shares, a shareholder may realize a capital gain or loss which may be long-term or short-term, depending on how long the shareholder held the shares.

Taxable distributions and redemptions are subject to a 3.8% federal Medicare contribution tax on “net investment income,” including, among other things, dividends, interest and net gain from investments, for individuals with income exceeding $200,000 ($250,000 if married and filing jointly).

The Fund may be required to withhold at a 28% rate U.S. federal income tax on all taxable distributions payable to a non-exempt shareholder if the shareholder fails to provide the Fund with such shareholder’s correct taxpayer identification number or to make required certifications, or if the shareholder has been notified by the IRS that such shareholder is subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

A 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items paid, and will be imposed on proceeds from the sale of property producing U.S.-source dividends and interest paid after December 31, 2018, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply or agree to provide certain information to other revenue authorities for transmittal to the IRS.

Fund distributions also may be subject to state, local and foreign taxes. Shareholders should consult their own tax advisers regarding the particular tax consequences of an investment in the Fund.

Taxation of Holders of Rights

As more fully described below, upon receipt of a right, a shareholder generally will be treated as receiving a taxable distribution in an amount equal to the fair market value of the right the shareholder receives.

To the extent that the distribution is made out of the Fund’s earnings and profits, the right will be a taxable dividend to the shareholder. If the amount of the distribution received by the shareholder exceeds such shareholder’s proportionate share of the Fund’s earnings and profits, the excess will reduce the shareholder’s tax basis in the shares with respect to which the right was issued (the old shares). To the extent that the excess is greater than the shareholder’s tax basis in the old shares, such excess will be treated as gain from the sale of the old shares. If the shareholder held the old shares for more than one year, such gain will be treated as long term capital gain.

A shareholder’s tax basis in the rights received will equal the fair market value of the rights on the date of the distribution.

A shareholder who allows the rights received to expire generally will recognize a short term capital loss. Capital losses are deductible only to the extent of capital gains (subject to an exception for individuals under which $3,000 of capital losses may be offset against ordinary income).

A shareholder who sells the rights will recognize a gain or loss equal to the difference between the amount realized on the sale and the shareholder’s tax basis in the rights as described above.

A shareholder will not recognize any gain or loss upon the exercise of the rights received in the rights offering. The tax basis of the shares acquired through exercise of the rights (the new shares) will equal the sum of the subscription price for the new shares and the shareholder’s tax basis in the rights as described above. The holding period for the new shares acquired through exercise of the rights will begin on the day following the date on which the rights are exercised.

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CERTAIN PROVISIONS OF THE CHARTER AND BYLAWS

The Fund’s Charter and Bylaws include provisions that could limit the ability of others to, among other things, (a) acquire control of the Fund, (b) modify the structure of the Fund (including conversion of the Fund to open-end status) or (c) engage in certain transactions with the Fund. These provisions, described below, also could have the effect of depriving shareholders of an opportunity to receive a premium over prevailing market prices for their shares by discouraging third parties from seeking to obtain control of the Fund in a tender offer or similar transaction. These provisions (a) encourage persons seeking control of the Fund to negotiate directly with the Board regarding the price to be paid for the shares required to obtain such control, (b)promote continuity and stability and (c) enhance the Fund’s ability to pursue long-term strategies that are consistent with its investment objective. The Fund has not opted into the Maryland Control Share Acquisition Act.

Classified Board; Removal; Vacancies; Number of Directors. The Directors are divided into three classes; the term of one class expires each year. Upon expiration of the term of office of a class of directors, each director in such class is elected for a term of three years and until his or her successor is elected and qualifies. Pursuant to the Charter and an election made under the Maryland General Corporation Law (the “MGCL”), directors may be removed by the Fund’s shareholders only with cause and by the affirmative vote of at least two-thirds of all the votes entitled to be cast by the Fund’s shareholders generally in the election of directors. Pursuant to an election made under the MGCL, any vacancy on the Board may be filled only by a majority of the remaining directors, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred and until a successor is elected and qualifies. Certain provisions of the Charter relating to directors can be amended only if advised by the Board and approved by at least two-thirds of the shares outstanding and entitled to vote thereon. The Charter provides that the number of directors will be set by the Board in accordance with the Bylaws, though it may not be set at less than three. The Bylaws provide that a majority of the entire Board may at any time increase or decrease the number of Directors. However, unless the Bylaws are amended, the number of Directors cannot be more than fourteen. These provisions could delay the replacement of a majority of the Directors and have the effect of making changes in the Board of Directors more difficult than if such provisions were not in place.

Action by Shareholders. Under the MGCL, shareholder action can be taken only at an annual or special meeting of shareholders or, unless the charter provides for shareholder action by less than unanimous written consent (which is not the case for the Fund’s Charter), by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of the Fund’s Bylaws regarding the calling of a shareholder-requested special meeting of shareholders discussed below, may have the effect of delaying consideration of a shareholder proposal until the next annual meeting of shareholders.

Advance Notice Provisions for Shareholder Nominations and Shareholder Proposals. The Bylaws provide that, with respect to an annual meeting of shareholders, the nomination of individuals for election as directors and the proposal of other business to be considered by the Fund’s shareholders may be made only (1) pursuant to the Fund’s notice of the meeting, (2) by or at the direction of the Board or (3) by a shareholder who is a shareholder of record at the time the shareholder provides the notice required by the Bylaws and at the time of the annual meeting, who is entitled to vote at the meeting in the election of such individuals as directors or on such other business and who has complied with the advance notice requirements of, and provided the information required by, the Bylaws. With respect to special meetings of the Fund’s shareholders, only the business specified in the notice of the meeting may be brought before the meeting. Nominations of individuals for election as directors at a special meeting of shareholders may be made only (i) by or at the direction of the Board or (ii) if the special meeting has been called in accordance with the Bylaws for the purpose of electing directors, by any shareholder who is a shareholder of record both at the time the shareholder provides the notice required by the Bylaws and at the time of the special meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice requirements of, and provided the information required by, the Bylaws.

Calling of Special Meetings of Shareholders. The Bylaws provide that special meetings of the Fund’s shareholders may be called by the Board, the Chairperson of the Board, and the President. The Bylaws also provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholder requesting the meeting, a special meeting of shareholders must be called by the secretary of the Fund upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting. The Fund’s secretary will inform the requesting shareholders of the reasonably estimated cost of preparing and mailing the notice of meeting (including the Fund’s proxy materials), and the requesting shareholders must pay the estimated cost before the secretary may prepare and mail notice of the special meeting.

35

Approval of Extraordinary Corporate Action; Amendment of the Fund’s Charter and Bylaws. Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange, convert or engage in similar transactions outside the ordinary course of business, unless advised by its board of directors and approved by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter.

The Charter generally provides for approval of charter amendments and extraordinary transactions by the shareholders entitled to cast at least a majority of the votes entitled to be cast on the matter. However, the Charter provides that the affirmative vote of the holders of at least two-thirds of the outstanding shares entitled to vote thereon is required for the Fund to (1) convert from a closed-end to an open-end investment company, (2) merge or consolidate with any other entity, (3) dissolve or liquidate, (4) sell all or substantially all of its assets, (5) cease to be an investment company registered under the 1940 Act, (6) issue to any person securities in exchange for property worth $1,000,000 or more, exclusive of sales of securities in connection with a public offering, issuance of securities pursuant to a dividend reinvestment plan or other stock dividend or issuance of securities upon the exercise of any stock subscription rights, or (7) amend, alter or repeal the above provisions in the Fund’s Charter. However, if such action has been approved or authorized by the affirmative vote of 70% of the entire Board, the affirmative vote of only a majority of the outstanding shares would be required for approval, except in the case of the issuance of securities, in which no shareholder vote would be required unless otherwise required by applicable law. The principal purpose of the above provisions is to increase the Fund’s ability to resist takeover attempts and attempts to change the fundamental nature of the business of the Fund that are not supported by either the Board or a large majority of the shareholders. These provisions make it more difficult to liquidate, take over or open-end the Fund and thereby discourage investors from purchasing the Fund’s shares with the hope of making a quick profit by forcing the Fund to change its structure. The provisions, however, would apply to all actions proposed by anyone, including management, and would make changes in the Fund’s structure accomplished through a transaction covered by the provisions more difficult to achieve. Additionally, provisions of the Charter relating to the Board and the Bylaws cannot be amended, altered or repealed except by the affirmative vote of shareholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. The Bylaws may be altered, amended, added to or repealed only by majority vote of the entire Board.

The above provisions also could impede or prevent transactions in which holders of Shares might obtain prices for their shares in excess of the market price at which the Shares were then trading. These provisions could have the effect of depriving shareholders of an opportunity to receive a premium over prevailing market prices for their Shares by discouraging a third party from seeking to obtain control of the Fund.

36

PLAN OF DISTRIBUTION

We may sell Shares, including to existing shareholders in a rights offering, through underwriters or dealers, directly to one or more purchasers (including existing shareholders in a rights offering), through agents, to or through underwriters or dealers, or through a combination of any such methods of sale. The applicable Prospectus Supplement will identify any underwriter or agent involved in the offer and sale of our Shares, any sales loads, discounts, commissions, fees or other compensation paid to any underwriter, dealer or agent, the offering price, net proceeds and use of proceeds and the terms of any sale. In the case of a rights offering, the applicable Prospectus Supplement will set forth the number of our Shares issuable upon the exercise of each right and the other terms of such rights offering.

The distribution of our Shares may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices.

We may sell our Shares directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the Securities Act for any resales of the securities. In this case, no underwriters or agents would be involved. We may use electronic media, including the Internet, to sell offered securities directly.

In connection with the sale of our Shares, underwriters or agents may receive compensation from us in the form of discounts, concessions or commissions. Underwriters may sell our Shares to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our Shares may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our Shares may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable Prospectus Supplement. The maximum amount of compensation to be received by any Financial Industry Regulatory Authority (“FINRA”) member or independent broker-dealer will not exceed eight percent for the sale of any securities being offered pursuant to Rule 415 under the Securities Act. We will not pay any compensation to any underwriter or agent in the form of warrants, options, consulting or structuring fees or similar arrangements. In connection with any rights offering to existing shareholders, we may enter into a standby underwriting arrangement with one or more underwriters pursuant to which the underwriter(s) will purchase Shares remaining unsubscribed after the rights offering.

If a Prospectus Supplement so indicates, we may grant the underwriters an option to purchase additional Shares at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the Prospectus Supplement, to cover any over-allotments.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our Shares may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with us, or perform services for us, in the ordinary course of business.

If so indicated in the applicable Prospectus Supplement, we will ourselves, or will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our Shares from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contacts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligation of any purchaser under any such contract will be subject to the condition that the purchase of the Shares shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the Prospectus Supplement, and the Prospectus Supplement will set forth the commission payable for solicitation of such contracts.

37

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as brokers or dealers and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

A Prospectus and accompanying Prospectus Supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of securities for sale to their online brokerage account holders. Such allocations of securities for Internet distributions will be made on the same basis as other allocations. In addition, securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.

In order to comply with the securities laws of certain states, if applicable, our Shares offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL PROCEEDINGS

There are no material pending legal proceedings to which the Fund or the Adviser is a party.

38

APPENDIX A

The information set forth below has been extracted from publicly available sources, cited in the footnotes below. While the Fund believes that the information taken from these sources is reliable, the Fund makes no assurances that such information is accurate or complete.

ECONOMIC CONTEXT

The Irish economy experienced a prolonged period of rapid and uninterrupted gross domestic product (“GDP”) growth from 1999 to 2007i. This was followed by a period of economic crisis from 2008 to 2011, and since then a return to strong economic growth.

The period of strong growth up to 2007 was fueled in large part by low interest ratesii following Ireland’s adoption of the Euro from its inception in 1999. Credit grew rapidlyiii, driven in part by the integration of Ireland’s banking system into the Eurozone, allowing credit to easily flow to Ireland, at low interest rates, and this drove a particularly rapid construction boom and a surge in house pricesiv.

Beyond the credit-fueled construction boom, however, Ireland’s exceptionally attractive environment for Foreign Direct Investment (“FDI”) resulted in very high inflows of FDI, creating very substantial employment growth particularly in sectors such as pharmaceuticals and information technologyv. Ireland’s GDP per capita rose rapidly and exceeded, by some distance, the European average by 2007vi.

The 2007 global financial crisis led to a rapid turnaround in growth. Credit growth turned negative, real estate prices fell by more than 50%, and banks experienced extremely high levels of loan impairments and debt write-off. These factors combined to lead to severe damage to business and consumer confidence and a collapse of economic growth. In September 2008 the government decided to fully guarantee all bank deposits and new and existing bank bonds, in a bid to stabilize the banking system. Over the following two years the banking system was extensively restructured, with very substantial injections of funds from the state. The cost of recapitalizing the banking system, together with the collapse of government revenue as a result of declining economic activity, caused Ireland to apply to the IMF, European Central Bank and the EU for financial assistance. In November 2010 this €85 billion assistance package was put in place, accompanied by strict conditions that set out detailed measures to reduce the fiscal deficit as well as structural changes to enhance growth and competitiveness.

This financial assistance package, and the reform and deficit-reducing measures associated with it, ultimately proved to be successful in stabilizing the economy and the national finances. The Irish authorities consistently met or exceeded the deficit targets in the program, even though growth was at times below expectations. That the original consolidation path was adhered to without modification was one of the key achievements of the program, and significantly boosted Ireland’s credibility on the financial marketsvii.

External competitiveness was improved as a result of wage reductions and other cost reduction measuresviii, and this, combined with a recovery in business and consumer confidence, led to a resumption of economic growth during 2012 and a continuation of that growth in subsequent years. Growth of GDP was 1.6% in 2013, 8.3% in 2014, 25.6% in 2015, and 5.1% in 2016i. The 2015 outturn was particularly high, distorted by the assets of several companies and some entire firms being reclassified as resident in Irelandx. Other indicators, however, also showed a very substantial improvement in economic conditions. Unemployment fell substantially,

[i]	http://product.datastream.com/DScharting/gateway.aspx?guid=a5d840bd-317c-428b-b395-a6c639c56855

&action=REFRESH

ii	http://product.datastream.com/DScharting/gateway.aspx?guid=3117b871-2846-4a56-9cc6-562d24b032cf

&action=REFRESH

iii	http://product.datastream.com/DScharting/gateway.aspx?guid=7a7012bf-7bf8-479d-b0f6-f4f065c7dbb1

&action=REFRESH

iv	http://product.datastream.com/DScharting/gateway.aspx?guid=be9e0425-09a5-4bc1-8168-f3076349294a

&action=REFRESH

[v]	http://www.idaireland.com/invest-in-ireland/fdi-in-ireland-2013/index.xml
vi	http://epp.eurostat.ec.europa.eu/tgm/table.do?tab=table&init=1&plugin=1&language=en&pcode=

tec00114

vii	European Economy — Economic Adjustment for Ireland, Autumn 2013 Review, European

Commission (page 9).

viii	http://www.competitiveness.ie/media/01042014-Costs_of_Doing_Business_in_Ireland_2014-Publication. pdf figure 1.

A-1

from a peak of 15.1% to 7.9% by August of 2017ix. The fiscal deficit fell from 30.6% of GDP in 2010 (including bank recapitalization costs) to 1.2% in 2016x. The government’s forecast for the deficit in 2017 is 0.5%xi of GDPx.

The decision of the United Kingdom to leave the European Union, expected to take effect on March 31, 2019, has consequences for the Irish economy. In 2016, exports of goods to the United Kingdom amounted to just under €15 bn, approximately 13% of total exports. Imports from the UK amounted to about €18 bn, or about 24% of total imports. Until the UK’s exit from the European Union, cross-border flows of goods are entirely free from customs barriers, and it is not yet known whether this will be the case after the UK’s exit. If cross-border trade is significantly disrupted, this could have an adverse impact on economic activity in Ireland, as supply chains are disrupted and investment is postponed due to uncertainty. However, there is some offsetting benefit as some businesses currently based in the UK, particularly in the financial sector, may move some or all of their activity to Ireland in order to continue to have a base within the European Union. Ireland has the advantages, to such businesses, of having a similar legal system, a business-friendly policy regime, and an English-speaking environment.

Monetary policy

Ireland has been a member of the Eurozone since its inception in 1999 and so its monetary policy is set by the European Central Bank which runs a single unified monetary system and monetary policy across the Eurozone.

The European Central Bank has kept interest rates at very low levels for several years, in response to the global financial crisis and the Eurozone fiscal crisis. It has also provided credit to financial institutions in unlimited quantities (against suitable collateral) in order to improve the flow of credit during the latter crisis, in Long Term Repurchase Operations (LTROs), as well as other unorthodox monetary policy operations including Outright Monetary Transactions (OMT) which was a program enabling purchases of government bonds in peripheral countries, and the asset purchase program (quantitative easing) which commenced in early 2015.

As of September 18, 2017 the yield on the ten year Irish government bond yields was 1.73%, a spread of 0.29% over the 10-year German government bond. Irish government bonds are issued by the National Treasury Management Agency at various maturities and are listed on the Irish Stock Exchange. As of September 18, 2017 there were 56 bonds with maturities out to 2116.The clearing and settlement of Irish Government bonds is carried out by Euroclear.

Exchange rate

Ireland’s currency is the Euro, since its inception in 1999. The Euro’s exchange rate against the US Dollar was about 1.15 at inception (by convention the exchange rate is quoted as US Dollars per Euro), and initially weakened substantially to below 0.9 in the 2001-2002 period. It then began a long period of appreciation that took the rate to well above 1.50 in 2008/09. Since then it has declined, particularly after the announcement of the ECB’s quantitative easing program, and as of September 18, 2017 the rate stood at 1.195.

IRISH STOCK MARKET

The Irish Stock Exchange plc (“ISE”) is a key component of Ireland’s financial services infrastructure providing access to capital markets for investors, financial institutions and companies as well as a full range of stock exchange services to the wider securities industry. A global leader in the listing of fund and debt securities, the ISE lists over 30,000 securities for clients in 78 countries. The ISE operates an internationally accessible and competitive trading infrastructure for the Irish equity market. The ISE’s wider services include the provision of national numbering services, the distribution of market data, a company announcement service and a suite of and bond indices. There are 47 member firms of which 38 are international.xiii

ix	Irish Central Statistics Office, Monthly Unemployment report for August 2017
[x]	National Treasury Management Agency, Investor Presentation, July 2017
xiii	http://www.ise.ie/market-data-announcements/statistical-reports/ise-annual-report-2016.pdf.

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Regulatory structure:

The Irish Stock Exchange is authorized under EU legislation as the Competent Authority for Listing in Ireland. It is also authorized by the European Central Bank to operate three markets — the Main Securities Market (“MSM”), the Enterprise Securities Market (“ESM”), and the Global Exchange Market (“GEM”). It is responsible for:

•	Listing of securities on its markets

•	Admission of securities to trading on its markets

•	Admission of member firms and traders, sponsors and ESM advisors

•	Reporting of trading activity by member firms

The Irish Stock Exchange is regulated by the Central Bank of Ireland.

The MSM is the principal market and is a regulated market as defined by the Market in Financial Instruments Directive (“MIFID”), a key EU regulatory directive for financial markets. It is principally for larger, more established companies. The ESM is a market designed for growth companies, and is an exchange regulated market and multi-lateral trading facility as defined by MIFID. It has been designed to meet the funding needs of companies at earlier stages of their development. The GEM is a specialist debt market for professional investors, and is an Exchange regulated market as defined by MIFID.

Activity:

Turnover in the MSM was €86,684 bn in 2016, while the Enterprise Securities Market had turnover of €2.786 bn. The turnover of Irish Government securities was a further €205.18 bn. In 2017 there were 26 companies on the MSM and 25 on the ESM. There was also one listed exchange traded fund. To be eligible for listing on the MSM, a company generally must have a capitalization of greater than €1m, have published independently audited accounts that cover at least three years, and have at least 25% of its shares in public hands. The securities to be listed must be eligible for electronic settlement.

The following table shows the number of companies listed on the exchange, and the aggregate market capitalization at year end of those companies, and the total trading volume on the Irish Stock Exchange for each year from 2011 to 2016 inclusive.

	2016	2015	2014	2013	2012
Number of Companies (Main Securities Market	26	26	26	25	27
Market Capitalization (total, €bn)	100.2	98.9	77.4	65.9	57.3
Trading volume (€bn) (MSM	86.7	79.7	61.4	56.6	36.9

Source: Irish Stock Exchange Annual Statistical Report, 2016.

As of December 31, 2016, the approximate market capitalization of the companies listed on the MSM of the Irish Stock Exchange and included in the ISEQ index was €100.199 bn, an increase of 1.27% over the €98.942bn as of December 31, 2015.

The aggregate trading volume of Irish equity securities on the MSM of the Irish Stock Exchange in 2016 was €86.684 bn, or 87% of their market capitalization, as compared with €79.727 bn, or 80%, of their market capitalization in 2015.

A-3

The following table compares the total market capitalization, trading volume (both expressed in € billion) of companies listed on the Irish Stock Exchange.

Individual Company Data

As of December 31, 2016

	Price (€)	Price (€)	Change	Change	Cap. €m	Turnover €m	(m)	Weighting	Beta Coef 250
Main Securities Market	30/12/2016	31/12/2015	2016	2016	30-Dec-16	2016	2016	30-Dec-16	2016
Aminex Plc Note 1	0.0250	0.0160	0.01	56%	86.90	1.29	66.49	0.05	0.53
ARYZTA AG	41.4500	47.2465	-5.80	-12%	3,679.04	416.25	10.83	3.84	0.66
BOI NC. Euro Pref Stock	22.6000	21.5000	1.10	5%	68.40	5.41	0.25	-	0.00
BOI NCP STKSRS A STG1&STG9 LIQ	23.3465	23.3465	0.00	0%	43.80	4.45	0.22	-	0.00
Bank of Ireland	0.2340	0.3380	-0.10	-31%	7,573.01	9,983.48	43,460.38	6.64	1.87
C&C Group Plc	3.8500	3.7130	0.14	4%	1,218.25	1,271.70	347.68	1.21	0.41
CRH Plc 5PCCum Pref	1.0000	1.0000	0.00	0%	0.05	-	-	-	0.00
CRH Plc 7PC'A' Cum Pref	1.0000	1.0000	0.00	0%	0.87	-	-	-	0.00
CRH Plc Ord	32.9550	26.7000	6.26	23%	27,448.83	19,029.63	686.23	28.92	1.14
Dalata Hotel Group Plc	4.3950	5.5000	-1.11	-20%	804.14	1,286.02	296.72	0.84	0.95
DATALEX PLC	3.4400	3.1500	0.29	9%	254.70	123.18	38.42	0.15	0.31
Diageo Plc	14.4200	14.4200	0.00	0%	36,279.69	-	-	-	0.00
FBD Holdings Plc	6.8900	6.6100	0.28	4%	238.85	111.42	17.50	0.17	0.36
Glanbia Plc ORD Eo 0.06	15.7800	16.9500	-1.17	-7%	4,671.52	2,901.88	173.77	3.10	0.58
Green REIT Plc	1.3720	1.5930	-0.22	-14%	947.16	1,123.97	803.20	0.97	0.53
Hibernia REIT Plc	1.2310	1.41	-0.18	-13%	843.7913	1,234.54	958.30	0.87	0.46
Hostelworld Group Plc	2.5900	3.0720	-0.48	-16%	247.53	3.95	1.34	0.26	0.57
IFG Grp Plc	1.7600	2.2300	-0.47	-21%	185.52	102.57	50.61	0.17	0.53
Independent News & Media Plc	0.1275	0.1690	-0.04	-25%	176.78	120.81	836.95	0.10	0.29
Irish Continental Group Plc	4.5000	5.4140	-0.91	-17%	846.24	1,065.66	224.51	0.76	0.84
Irish Residential Prop. REIT	1.1700	1.1700	0.00	0%	488.23	460.05	405.58	0.43	0.29
Kenmare Resources Plc Note 2	2.9500	1.2600	1.69	134%	323.32	6.86	46.33	0.20	0.04
Kerry Grp Plc	67.9000	76.3100	-8.41	-11%	11,949.22	9,217.44	123.93	10.86	0.43
Kingspan Grp Plc	25.8000	24.3100	1.49	6%	4,636.90	5,463.13	240.25	3.96	1.28
Paddy Power Betfair Plc	101.5000	123.1000	-21.60	-18%	8,518.22	10,849.54	91.13	8.87	0.96
Permanent TSB Group Holdings	2.7600	4.6010	-1.84	-40%	1,254.96	589.27	255.82	0.33	1.38
Ryanair Holdings Plc	14.5050	15.0100	-0.51	-3%	18,654.31	13,984.74	1,069.97	18.74	1.29
Smurfit Kappa Group Plc	21.7950	23.5400	-1.75	-7%	5,151.14	8,055.63	371.57	5.31	0.96
Tesco Plc	4.1400	4.1400	0.00	0%	32,177.85	-	-	-	0.00
Tullow Oil Plc	3.6400	2.2340	1.41	63%	3,318.19	18.15	6.89	-	0.00

A-4

Enterprise Securities Market
Abbey Plc	13.9500	16.5500	-2.6	-16%	300.28	17.12	1.22	0.08	0.37
Allied Irish Banks Plc	5.0000	6.6600	-1.66	-25%	13,571.91	8.46	1.27	0.01	0.32
Amryt Pharma Plc Note 3	0.2000	0.0310	0.17	545%	41.67	0.13	1.09	0.02	0.67
Applegreen Plc	4.2000	5.7000	-1.50	-26%	337.98	159.35	35.85	0.14	0.36
Conroy Gold & Natural Res. Plc	0.1633	0.6000	-0.44	-73%	1.80	0.05	0.17	0.00	0.02
CPL Resources Plc	5.3600	6.3000	-0.94	-15%	163.72	82.89	15.28	0.11	0.29
Donegal Investment Group Plc	5.3030	6.0465	-0.74	-12%	51.92	8.50	1.54	0.05	-0.03
Draper Esprit Plc	3.9000	n/a	n/a	n/a	158.92	1.16	0.29	-	0.00
Falcon Oil & Gas Ltd	0.0564	0.1100	-0.05	-49%	51.97	0.03	0.42	-	0.00
First Derivatives Plc	25.0500	21.0600	3.99	19%	621.53	9.09	0.39	0.44	0.43
Fyffes Plc	2.2600	1.5100	0.75	50%	745.61	536.54	282.33	0.68	0.32
GAN Plc	0.4000	0.4600	-0.06	-13%	28.02	0.23	0.59	-	0.00
Great Western Mining Corp Plc	0.0100	0.0060	0.00	67%	3.90	0.01	0.78	0	0.73
Karelian Diamond Resources Plc	0.0040	0.0090	-0.01	-56%	1.65	0.01	1.47	0	-0.15
Mainstay Medical Intl Plc	14.2000	17.3000	-3.10	-18%	93.89	0.71	0.05	0.02	0.08
Malin Corporation Plc	12.2000	10.6100	1.59	15%	482.64	37.12	2.87	0.14	0.05
Mincon Group Plc	0.7310	0.6500	0.08	12%	153.91	33.32	47.22	0.06	-0.10
Origin Enterprises Plc	6.1810	7.5500	-1.37	-18%	776.20	815.21	136.79	0.80	0.61
Ormonde Mining Plc	0.0180	0.0180	0.00	0%	8.51	0.89	46.40	0.01	-0.21
Ovoca Gold Plc	0.1290	0.0800	0.05	61%	10.52	0.25	2.51	0	-0.40
Petroneft Resources Plc	0.0280	0.0250	0.00	12%	19.67	0.59	22.03	0.02	1.55
Providence Resources Plc	0.1747	0.2100	-0.04	-17%	104.41	3.18	21.89	0.11	1.04
Total Produce Plc	1.9650	1.4700	0.50	34%	629.66	320.52	204.15	0.56	0.26
Venn Life Sciences Hldgs Plc	0.2700	n/a	n/a	n/a	16.26	0.19	0.59	-	0.00
Zamano Plc	0.0600	0.1330	-0.07	-55%	5.97	1.90	23.87	0	0.06
Exchange Traded Funds on ISE-Xetra
WisdomTree Issuer Plc	12.8420	13.7840	-0.94	-7%	28.25	8.81	0.71		0.00

Note 1: Aminex Plc price (31st December 2015) has been adjusted to reflect an open offer of 1 new Ordinary Share for every 10 Existing Ordinary Shares held at a price of STG1.3p per New Ordinary Share on eights of August 2016.

Note 2:Kenmare Resources Plc price (31st December 2015) has been adjusted to reflect a capital reorginasation and consolidation on the twenty sixth of July 2016.

Note 3: Fastnet Equity plc acquired Amryt Pharma Plc in a reverse takeover on nineteenth if April 2016. It also underwent a capital reorganisation and change of company name to Amryt Pharma plc on the same date.

*	Source: Irish Stock Exchange

A-5

Listing and Disclosure:

In addition to the listing requirements mentioned above, listed companies have ongoing reporting requirements. For example, directors are required to inform the exchange about any transaction of a price sensitive nature or which materially alters the finances or activities of the company. Companies are required to produce annual and semi-annual half-yearly reports as well as provide information on the timing of dividend payments and annual general meetings. In addition to the listing rules of the Irish Stock Exchange, listed companies organized under Irish law are subject to Irish company law which is very similar to that of the United Kingdom. Insider trading is illegal under Irish law.

Transaction Costs and Settlements:

Commission rates on equity and bond transactions are by negotiation, and may be somewhat higher than those paid in highly liquid markets such as the main US exchanges. A “stamp duty tax” of 1% is charged on equity transactions, based on the market value of the transaction.

Trading on the Irish Stock Exchange is carried out on an electronic trading system called ISE Xetra, and is settled via the CREST settlement system which is operated by Euroclear (UK and Ireland) and cleared by Eurex Clearing AG.

Dividends:

Irish companies typically declare and pay dividends twice yearly. The first, or interim, dividend is paid during the fiscal year and the second, or final, dividend is declared and paid shortly after the end of the fiscal year. The final dividend is typically bigger than the interim dividend.

Primary (New Issues) Market:

The following table lists the amounts of capital raised through new issuances or initial public offerings for the last 6 years.

New Issuances: (€m)	2016	2015	2014	2013	2012	2011
Equities – MSM	255	701	910	1401	52	2021
Equities – ESM	258	2423	370	116	111	5096
Equities Total	513	3124	1281	1520	163	7117
Number of companies raising funds	11	13	15	14	10	11

A-6

As the table shows in most years the majority of new issuances relates to companies quoted on the MSM, with the exception of 2011.

Secondary trading:

The table following shows the performance of the Irish Stock Exchange index, the most-used benchmark for the Irish Stock Market. The index is calculated and published by the exchange. The returns shown are in Euros, and the table also shows the high and low for the index in each year.

	Irish Stock Exchange Index (total return, Euros)
	Open	Close	High	Low	Total Return, Euros	MSCI Europe Index Total Return, Euro
2000	7169.37	8297.1	8,592.86	6,832.62	15.7%	-1.9%
2001	8297.1	8426.72	9,454.00	6,836.13	1.6%	-15.3%
2002	8426.72	6034.08	8,426.72	5,445.55	-28.4%	-30.5%
2003	6034.08	7652.33	7,652.33	5,676.96	26.8%	15.8%
2004	7652.33	9879.38	9,901.17	7,652.33	29.1%	12.6%
2005	9879.38	12023.04	12,023.04	9,332.01	21.7%	26.7%
2006	12023.04	15711.46	15,772.73	11,467.52	30.7%	20.2%
2007	15711.46	11856.38	16,788.30	10,828.66	-24.5%	3.2%
2008	11856.38	4145.97	11,937.44	4,085.22	-65.0%	-43.3%
2009	4145.97	5387.01	6,268.13	3,390.72	29.9%	32.6%
2010	5387.01	5382.86	6,391.03	4,798.36	-0.1%	11.7%
2011	5382.86	5525.5	5,710.33	4,496.27	2.6%	-7.5%
2012	5525.5	6656.15	6,656.15	5,502.75	20.5%	18.1%
2013	6656.15	9038.52	9,057.39	6,656.15	35.8%	20.5%
2014	9038.52	10559.35	10762.7	8783.8	16.8%	7.4%
2015	10559.35	14108.36	14302.66	10267.41	33.6%	8.8%
2016	14108.36	13730.86	14108.36	11111.73	-2.7%	3.2%

Source: Thomson Reuters Datastream.

A-7

$61,000,000

THE NEW IRELAND FUND, INC.

Common Stock

Rights to Purchase Common Stock

PROSPECTUS

[       ], 2017

The information in this Prospectus Supplement is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus Supplement is not an offer to sell these securities and is not soliciting offers to buy these securities in any state where the offer or sale is not permitted.

PROSPECTUS SUPPLEMENT

(To Prospectus dated [                            ], 2017)

THE NEW IRELAND FUND, INC.

Rights for [                 ] Shares

Rights to Purchase Common Stock

The New Ireland Fund, Inc. (the “Fund”, “we”, “us” or “our”) is issuing subscription rights (the “Rights”) to our common stockholders (the “Common Shareholders”) to purchase additional shares of common stock (each a “Common Share” and collectively, the “Common Shares”).

The Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act of

1940, as amended (the “1940 Act”). The Fund’s investment objective is long-term capital appreciation through investment primarily in equity securities of Irish companies. The Fund’s investment adviser is KBI Global Investors (North America) Ltd. (the “Investment Adviser”).

The Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “IRL.” On [                    ], 2017 (the last trading date prior to the Common Shares trading ex-Rights), the last reported net asset value per share of the Common Shares was $[                ] and the last reported sales price per share of Common Shares on the NYSE was $[          ].

An investment in the Fund is not appropriate for all investors. We cannot assure you that the Fund’s investment objective will be achieved. You should read this Prospectus Supplement and the accompanying Prospectus before deciding whether to invest in Common Shares and retain it for future reference. The Prospectus Supplement and the accompanying Prospectus contain important information about us. Material that has been incorporated by reference and other information about us can be obtained from us by calling 1-800-468-6475, emailing investor.query@newirelandfund.com, writing to the Fund at c/o KBI Global Investors (North America) Ltd, One Boston Place, 201 Washington Street, 36th Floor, Boston, Massachusetts 02108 or from the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). For additional information all holders of Rights should contact the Information Agent, [           ]. Common Shareholders please call toll-free at [                                                                 ] (banks and brokers please call [           ]) or please send written requests to [           ].

Investing in Common Shares through Rights involves certain risks that are described in the “Special Characteristics and Risks of the Rights Offering” section of this Prospectus Supplement.

SHAREHOLDERS WHO DO NOT FULLY EXERCISE THEIR RIGHTS MAY, AT THE COMPLETION OF THE OFFERING, OWN A SMALLER PROPORTIONAL INTEREST IN THE FUND THAN IF THEY EXERCISED THEIR RIGHTS. AS A RESULT OF THE OFFERING YOU MAY EXPERIENCE SUBSTANTIAL DILUTION OF THE AGGREGATE NET ASSET VALUE OF YOUR COMMON SHARES DEPENDING UPON WHETHER THE FUND’S NET ASSET VALUE PER COMMON SHARE IS ABOVE OR BELOW THE SUBSCRIPTION PRICE ON THE EXPIRATION DATE. ALL COSTS OF THE OFFERING WILL BE BORNE BY THE FUND, AND INDIRECTLY BY CURRENT SHAREHOLDERS WHETHER THEY EXERCISE THEIR RIGHTS OR NOT. RIGHTS EXERCISED BY A SHAREHOLDER ARE IRREVOCABLE.

[ANY COMMON SHARES ISSUED AS A RESULT OF THE RIGHTS OFFERING WILL NOT BE RECORD DATE SHARES FOR THE FUND’S QUARTERLY DISTRIBUTION TO BE PAID IN [     ], 2017 AND WILL NOT BE ENTITLED TO RECEIVE SUCH DISTRIBUTION.]

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS SUPPLEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

	Per Share		Total[(1)]
Subscription price of Common Shares to shareholders exercising Rights	$	[ ]	$	[ ]
Underwriting discounts and commissions		[ ]		[ ]
Proceeds, before expenses, to the Fund(2)	$	[ ]	$	[ ]

[(1)	Based on a Dealer Manager solicitation fee of $[ ] per Common Share.]

(2)	The direct expenses of the offering that shareholders will pay are estimated to be $[ ] in the aggregate and $[ ] per share. The indirect expenses of the offering that shareholders will pay are estimated to be $[ ] in the aggregate and $[ ] per share. The amount of proceeds net of any fees and expenses of the offering are estimated to be $[ ] in the aggregate and $[ ] per share.

(3)	Any applicable sales loads are directly paid by shareholders and any offering expenses are paid indirectly by shareholders. Such fees and expenses will immediately reduce the net asset value per share of each Common Share purchased by an investor in the Rights offering.

The Common Shares are expected to be ready for delivery in book-entry form through the Depository Trust Company on or about [                   ], 2017. If the offer is extended, the Common Shares are expected to be ready for delivery in book-entry form through the Depository Trust Company on or about [                   ], 2017.

The date of this Prospectus Supplement is [                   ], 2017.

You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information contained in this Prospectus Supplement and the accompanying Prospectus is accurate as of any date other than the date of this Prospectus Supplement and the accompanying Prospectus, respectively. This Prospectus Supplement will be amended to reflect material changes to the information contained herein and will be delivered to shareholders. Our business, financial condition, results of operations and prospects may have changed since those dates. In this Prospectus Supplement and in the accompanying Prospectus, unless otherwise indicated, “Fund,” “us,” “our” and “we” refer to The New Ireland Fund, Inc., a Maryland corporation. This Prospectus Supplement also includes trademarks owned by other persons.

TABLE OF CONTENTS

Prospectus

Supplement

Prospectus

R-i

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This Prospectus Supplement, the accompanying Prospectus and the Statement of Additional Information contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. Such forward-looking statements may be contained in this Prospectus Supplement as well as in the accompanying Prospectus. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the price at which our shares will trade in the public markets and other factors discussed in our periodic filings with the SEC.

Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risks and Special Considerations” section of the accompanying Prospectus and “Special Characteristics and Risks of the Rights Offering” in this Prospectus Supplement. All forward-looking statements contained or incorporated by reference in this Prospectus Supplement or the accompanying Prospectus are made as of the date of this Prospectus Supplement or the accompanying Prospectus, as the case may be. Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this Prospectus Supplement, the accompanying Prospectus and the Statement of Additional Information are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”).

Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Risks and Special Considerations” section of the accompanying Prospectus as well as in the “Special Characteristics and Risks of the Rights Offering” section of this Prospectus Supplement. We urge you to review carefully those sections for a more detailed discussion of the risks of an investment in the Common Shares.

R-1

SUMMARY OF THE TERMS OF THE RIGHTS OFFERING

Terms of the Offer	[ ] transferable subscription right (a “Right”) will be issued for each share of common stock of the Fund (each, a “Common Share,” and collectively, the “Common Shares”) held on the record date. Rights are expected to trade on the [ ]. The Rights will allow common shareholders to subscribe for new Common Shares of the Fund. [ ] Common Shares of the Fund are outstanding as of [ ], 2017. [ ] Rights will be required to purchase one Common Share. [Shares of the Fund, as a closed-end fund, can trade at a discount to net asset value. Upon exercise of the Rights offering, Fund shares will be issued at a price below net asset value per share.] [An over-subscription privilege will be offered, [subject to the right of the Board of Directors of the Fund (the “Board”) to eliminate the over-subscription privilege.]] [ ] Common Shares of the Fund will be issued if all Rights are exercised. [Additional Common Shares will be issued if the over-subscription privilege is exercised.] See “Terms of the Rights Offering.” [Any Common Shares issued as a result of the Rights offering will not be record date shares for the Fund’s quarterly distribution to be paid on [ ], 2017 and will not be entitled to receive such distribution.] The exercise of rights by a shareholder is irrevocable.

Amount Available for Primary Subscription	Approximately $[ ], before expenses.

Title	Rights to Acquire shares of Common Stock

Subscription Price	Rights may be exercised at a price of $[ ] per Common Share (the “Subscription Price”). See “Terms of the Offer.”

Record Date	Rights will be issued to holders of record of the Fund’s Common Shares on [ ], 2017 (the “Record Date”). See “Terms of the Offer.”

Number of Rights Issued	Right will be issued in respect of each Common Share of the Fund outstanding on the Record Date. See “Terms of the Offer.”

Number of Rights Required to Purchase One Common Share

A holder of Rights may purchase [ ] Common Shares of the Fund for every [ ] Rights exercised. The number of Rights to be issued to a shareholder on the Record Date will be rounded up to the nearest number of Rights evenly divisible by [ ]. See “Terms of the Offer.”

Over-Subscription Privilege
[Holders of Common Shares on the Record Date (“Record Date Shareholders”) who fully exercise all Rights initially issued to them are entitled to buy those Common Shares, referred to as “primary over-subscription shares,” that were not purchased by other Rights holders at the same Subscription Price. If enough primary over-subscription shares are available, all such requests will be honored in full. If the requests for primary over-subscription shares exceed the primary over-subscription shares available, the available primary over-subscription shares will be allocated pro rata among those fully exercising Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund. Common Shares acquired pursuant to the primary over-subscription privilege are subject to allotment. Rights acquired in the secondary market may not participate in the primary over-subscription privilege.

R-2

[In addition, the Fund, in its sole discretion, may determine to issue additional Common Shares in an amount of up to [ ]% of the shares issued pursuant to the primary subscription at the Subscription Price, referred to as “secondary over-subscription shares.” Should the Fund determine to issue some or all of the secondary over-subscription shares, they will be allocated only among Record Date Shareholders who submitted over-subscription requests. Secondary over-subscription shares will be allocated pro rata among those fully exercising Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund. Rights acquired in the secondary market may not participate in the secondary over-subscription privilege.]

[Notwithstanding the above, the Board has the right in its absolute discretion to eliminate the primary over-subscription privilege and/or secondary over-subscription privilege (together, the “over-subscription privilege”) if it considers it to be in the best interest of the Fund to do so. The Board may make that determination at any time, without prior notice to Rights holders or others, up to and including the fifth day following the Expiration Date (as defined below).] See “Over-Subscription Privilege.”]

Any Common Shares issued pursuant to the over-subscription privilege will be shares registered under the Prospectus.

Transfer of Rights	The Rights will be transferable. See “Terms of the Rights Offering,” “Sales by Rights Agent” and “Method of Transferring Rights.”

Subscription Period	The Rights may be exercised at any time after issuance and prior to expiration of the Rights, which will be 5:00 PM Eastern Time on [ ], 2017 (the “Expiration Date”) (the “Subscription Period”). See “Terms of the Offer” and “Method of Exercise of Rights.” The Rights offering may be terminated or extended by the Fund at any time for any reason before the Expiration Date. If the Fund terminates the rights offering, the Fund will issue a press release announcing such termination and will direct the Rights Agent (defined below) to return, without interest, all subscription proceeds received to such shareholders who had elected to purchase Shares.

Offer Expenses	The expenses of the Offer are expected to be approximately $[ ]. See “Use of Proceeds.”

Sale of Rights	The Rights are transferable until the completion of the Subscription Period and will be admitted for trading on the [ ]. Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the [ ] is expected to begin three Business Days prior to the Record Date and may be conducted until the close of trading on the last [ ] trading day prior to the completion of the Subscription Period. For purposes of this Prospectus, a “Business Day” shall mean any day on which trading is conducted on the [ ].

The value of the Rights, if any, will be reflected by the market price. Rights may be sold by individual holders or may be submitted to the Rights Agent (defined below) for sale. Any Rights submitted to the Rights Agent for sale must be received by the Rights Agent on or before [ ], 2017, three Business Days prior to the completion of the Subscription Period, due to normal settlement procedures.

Rights that are sold will not confer any right to acquire any Common Shares in any over-subscription, and any Record Date shareholder who sells any Rights will not be eligible to participate in the over-subscription privilege, if any.

R-3

Trading of the Rights on the [ ] will be conducted on a when-issued basis until and including the date on which the Subscription Certificates (as defined below) are mailed to Record Date Shareholders and thereafter will be conducted on a regular-way basis until and including the last [ ] trading day prior to the completion of the Subscription Period. The shares are expected to begin trading ex-Rights [ ] Business Days prior to the Record Date.

If the Rights Agent receives Rights for sale [ ] Business Days prior to the Expiration Date, it will use its best efforts to sell the Rights on the [ ]. The Rights Agent will also attempt to sell any Rights (i) a Rights holder is unable to exercise because the Rights represent the right to subscribe for less than one new Common Share or (ii) attributable to shareholders whose record addresses are outside the United States, or who have an APO or FPO address. See “Foreign Restrictions.”

Any commissions will be paid by the selling Rights holders. Neither the Fund nor the Rights Agent will be responsible if Rights cannot be sold and neither has guaranteed any minimum sales price for the Rights. If the Rights can be sold, sales of these Rights will be deemed to have been effected at the weighted average price received by the Rights Agent on the day such Rights are sold, less any applicable brokerage commissions, taxes and other expenses (i.e., costs incidental to the sale of Rights).

Shareholders are urged to obtain a recent trading price for the Rights on the [ ] from their broker, bank, financial advisor or the financial press.

Banks, broker-dealers and trust companies that hold shares for the accounts of others are advised to notify those persons that purchase Rights in the secondary market that such Rights will not participate in any over-subscription privilege. See “Terms of the Rights Offering” and “Sales by Rights Agent.”

Use of Proceeds	The Fund estimates the net proceeds of the Offer to be approximately $[ ]. This figure is based on the Subscription Price per share of $[ ] and assumes all new Common Shares offered are sold and that the expenses related to the Offer estimated at approximately $[ ] are paid.

The Investment Adviser anticipates that investment of the proceeds will be made in accordance with the Fund’s investment objective and policies as appropriate investment opportunities are identified, which is expected to be substantially completed in approximately three months. Pending such investment, the proceeds will be held in high quality short term debt securities and instruments. Depending on market conditions and operations, a portion of the cash held by the Fund, including any proceeds raised from the offering, may be used to pay distributions in accordance with the Fund’s distribution policy and may be a return of capital. A return of capital is a return to investors of a portion of their original investment in the Fund. In general terms, a return of capital would involve a situation in which a Fund distribution (or a portion thereof) represents a return of a portion of a shareholder’s investment in the Fund, rather than making a distribution that is funded from the Fund’s earned income or other profits. Although return of capital distributions may not be currently taxable, such distributions would decrease the basis of a shareholder’s shares, and therefore, may increase a shareholder’s tax liability for capital gains upon a sale of shares, even if sold at a loss to the shareholder’s original investments. See “Use of Proceeds.”

Taxation/ERISA	See “Taxation” and “Employee Benefit Plan and IRA Considerations.”

Rights Agent	[To be provided.]

R-4

DESCRIPTION OF THE RIGHTS OFFERING

Terms of the Rights Offering

The Fund is issuing to shareholders of record as of [                        ], 2017 (the “Record Date”, and such shareholders, the “Record Date Shareholders”) Rights to subscribe for Common Shares of the Fund. Each Record Date Shareholder is being issued [            ] transferable Right for each Common Share owned on the Record Date. The Rights entitle the holder to acquire for $[            ] (the “Subscription Price”) one new Common Share for each [            ] Rights held rounded up to the nearest number of Rights evenly divisible by [            ]. Fractional shares will not be issued upon the exercise of the Rights. Accordingly, Common Shares may be purchased only pursuant to the exercise of Rights in integral multiples of [            ]. In the case of Common Shares held of record by Cede & Co. (“Cede”), as nominee for the Depository Trust Company (“DTC”), or any other depository or nominee, the number of Rights issued to Cede or such other depository or nominee will be adjusted to permit rounding up (to the nearest number of Rights evenly divisible by [             ]) of the Rights to be received by beneficial owners for whom it is the holder of record only if Cede or such other depository or nominee provides to the Fund on or before the close of business on [                        ], 2017 written representation of the number of Rights required for such rounding. Rights may be exercised at any time during the period (the “Subscription Period”) which commences on [            ], 2017, and ends at [5:00] PM Eastern Time on [            ], 2017 (the “Expiration Date”). [Shares of the Fund, as a closed-end fund, can trade at a discount to net asset value. Upon exercise of the Rights offering, Fund shares will be issued at a price below net asset value per share.] The right to acquire one Common Share for each [             ] Rights held during the Subscription Period (or any extension of the Subscription Period) at the Subscription Price will be referred to in the remainder of this Prospectus Supplement as the “Rights offering.” Rights will expire on the Expiration Date and thereafter may not be exercised. Any Common Shares issued as a result of the rights offering will not be record date shares for the Fund’s quarterly distribution to be paid on [             ], 2017 and will not be entitled to receive such distribution.

Rights may be evidenced by subscription certificates or may be uncertificated and evidenced by other appropriate documentation (i.e., a rights card distributed to registered shareholders in lieu of a subscription certificate) (“Subscription Certificates”). The number of Rights issued to each holder will be stated on the Subscription Certificate delivered to the holder. The method by which Rights may be exercised and shares paid for is set forth below in “Method of Exercise of Rights” and “Payment for Shares.” A holder of Rights will have no right to rescind a purchase after [            ] (the “Rights Agent”) has received payment. See “Payment for Shares” below. It is anticipated that the Common Shares issued pursuant to an exercise of Rights will be listed on the [            ].

[Holders of Rights who are Record Date Shareholders are entitled to subscribe for additional Common Shares at the same Subscription Price pursuant to the over-subscription privilege, subject to certain limitations, subject to allotment and subject to the right of the Board to eliminate the primary over-subscription privilege or secondary oversubscription privilege. “Over-Subscription Privilege” below.]

For purposes of determining the maximum number of Common Shares that may be acquired pursuant to the offer, broker-dealers, trust companies, banks or others whose shares are held of record by Cede or by any other depository or nominee will be deemed to be the holders of the Rights that are held by Cede or such other depository or nominee on their behalf.

The Rights are transferable until the completion of the Subscription Period and will be admitted for trading on the [                        ]. Assuming a market exists for the Rights, the Rights may be purchased and sold through usual brokerage channels and also sold through the Rights Agent. Although no assurance can be given that a market for the Rights will develop, trading in the Rights on the [            ] is expected to begin three Business Days prior to the Record Date and may be conducted until the close of trading on the last [            ] trading day prior to the completion of the Subscription Period. For purposes of this Prospectus Supplement, a “Business Day” means any day on which trading is conducted on the [            ]. Trading of the Rights on the [            ] is expected to be conducted on a when-issued basis until and including the date on which the Subscription Certificates are mailed to Record Date Shareholders and thereafter is expected to be conducted on a regular way basis until and including the last [            ] trading day prior to the completion of the Subscription Period. The method by which Rights may be transferred is set forth below under “Method of Transferring Rights.” The Common Shares are expected to begin trading ex-Rights two Business Days prior to the Record Date as determined and announced by the NYSE. The Rights offering may be terminated or extended by the Fund at any time for any reason before the Expiration Date. If the Fund terminates the rights offering, the Fund will issue a press release announcing such termination and will direct the Rights Agent to return, without interest, all subscription proceeds received to such shareholders who had elected to purchase Shares.

R-5

Nominees who hold the Fund’s Common Shares for the account of others, such as banks, broker-dealers, trustees or depositories for securities, should notify the respective beneficial owners of such shares as soon as possible to ascertain such beneficial owners’ intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Rights Agent with proper payment. In addition, beneficial owners of the Common Shares or Rights held through such a nominee should contact the nominee and request the nominee to effect transactions in accordance with such beneficial owner’s instructions.

[Participants in the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”) will be issued Rights in respect of the Common Shares held in their accounts in the Plan. Participants wishing to exercise these Rights must exercise the Rights in accordance with the procedures set forth in “Method of Exercise of Rights” and “Payment for Shares.”]

Important Dates to Remember

[Please note that the dates in the table below may change if the rights offering is extended.]

Event		Date
Record Date	[	], 2017
Subscription Period	[	], 2017 through [ ], 2017
Expiration Date*	[	], 2017
Payment for Guarantees of Delivery Due*	[	], 2017
Issuance Date	[	], 2017
Confirmation Date	[	], 2017

* A shareholder exercising Rights must deliver to the Rights Agent by 5:00 PM Eastern Time on [     ], 2017 either (a) a Subscription Certificate and payment for shares or (b) a notice of guaranteed delivery and payment for shares.

Over-Subscription Privilege

The Board has the right in its absolute discretion to eliminate the over-subscription privilege with respect to primary over-subscription shares and secondary over-subscription shares if it considers it to be in the best interest of the Fund to do so. The Board may make that determination at any time, without prior notice to Rights holders or others, up to and including the fifth day following the Expiration Date. If the primary over-subscription privilege is not eliminated, it will operate as set forth below.

Rights holders who are Record Date Shareholders and who fully exercise their Rights are entitled to subscribe for additional Common Shares at the same Subscription Price pursuant to the over-subscription privilege, subject to certain limitations and subject to allotment.

Record Date Shareholders who fully exercise all Rights initially issued to them are entitled to buy those Common Shares, referred to as “primary over-subscription shares,” that were not purchased by other holders of Rights at the same Subscription Price. If enough primary over-subscription shares are available, all such requests will be honored in full. If the requests for primary over-subscription shares exceed the primary over-subscription shares available, the available primary over-subscription shares will be allocated pro rata among those fully exercising Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund. Common Shares acquired pursuant to the primary over-subscription privilege are subject to allotment.

In addition, the Fund, in its sole discretion, may determine to issue additional Common Shares in an amount of up to [     ]% of the shares issued pursuant to the primary subscription, referred to as “secondary over-subscription shares.” Should the Fund determine to issue some or all of the secondary over-subscription shares, they will be allocated only among Record Date Shareholders who submitted over-subscription requests. Secondary over-subscription shares will be allocated pro rata among those fully exercising Record Date Shareholders who over-subscribe based on the number of Rights originally issued to them by the Fund.

Rights acquired in the secondary market may not participate in the over-subscription privilege.

R-6

Record Date Shareholders who are fully exercising their Rights during the Subscription Period should indicate, on the Subscription Certificate that they submit with respect to the exercise of the Rights issued to them, how many Common Shares they are willing to acquire pursuant to the over-subscription privilege. Rights acquired in the secondary market may not participate in the over-subscription privilege.

To the extent sufficient Common Shares are not available to fulfill all over-subscription requests, unsubscribed Common Shares (the “Excess Shares”) will be allocated pro rata among those Record Date Shareholders who over-subscribe based on the number of Rights issued to them by the Fund. The allocation process may involve a series of allocations in order to assure that the total number of Common Shares available for over-subscriptions is distributed on a pro rata basis.

The formula to be used in allocating the Excess Shares is as follows:

Banks, broker-dealers, trustees and other nominee holders of Rights will be required to certify to the Rights Agent, before any over-subscription privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of Rights exercised during the Subscription Period and the number of Common Shares subscribed for pursuant to the over-subscription privilege by such beneficial owner and that such beneficial owner’s subscription was exercised in full. Nominee holder over-subscription forms and beneficial owner certification forms will be distributed to banks, broker-dealers, trustees and other nominee holders of Rights with the Subscription Certificates. Nominees should also notify holders purchasing Rights in the secondary market that such Rights may not participate in the over-subscription privilege.

The Fund will not offer or sell any Common Shares that are not subscribed for during the Subscription Period or pursuant to the over-subscription privilege.

The Fund will not otherwise offer or sell any Shares that are not subscribed for pursuant to the primary subscription, the primary over-subscription privilege or the secondary over-subscription privilege pursuant to the Offer.

Sales by Rights Agent

Holders of Rights who are unable or do not wish to exercise any or all of their Rights may instruct the Rights Agent to sell any unexercised Rights. The Subscription Certificates representing the Rights to be sold by the Rights Agent must be received on or before [     ], 2017. Upon the timely receipt of the appropriate instructions to sell Rights, the Rights Agent will use its best efforts to complete the sale and will remit the proceeds of sale, net of any commissions, to the holders. The Rights Agent will also attempt to sell any Rights attributable to shareholders whose record addresses are outside the United States, or who have an APO or FPO address. The selling Rights holder will pay all brokerage commissions incurred by the Rights Agent. These sales may be effected by the Rights Agent. The Rights Agent will automatically attempt to sell any unexercised Rights that remain unclaimed as a result of Subscription Certificates being returned by the postal authorities as undeliverable as of the fourth Business Day prior to the Expiration Date. These sales will be made net of commissions, taxes and any other expenses paid on behalf of the nonclaiming holders of Rights. Proceeds from those sales will be held by American Stock Transfer & Trust Company, LLC in its capacity as the Fund’s transfer agent, for the account of the nonclaiming holder of Rights until the proceeds are either claimed or escheated. There can be no assurance that the Rights Agent will be able to complete the sale of any of these Rights and neither the Fund nor the Rights Agent has guaranteed any minimum sales price for the Rights. All of these Rights will be sold at the market price, if any, through an exchange or market trading the Rights. If the Rights can be sold, sales of the Rights will be deemed to have been effected at the weighted average price received by the Rights Agent on the day such Rights are sold, less any applicable brokerage commissions, taxes and other expenses.

Dealer Manager

[ ] (the “Dealer Manager”), a registered broker-dealer, may also act on behalf of its clients to purchase or sell Rights in the open market and be compensated for its services at a commission of up to $[ ] per Right, provided that, if the Rights trade at a value of $0.01 or less at the time of such sale, then no commission will be charged. Holders of Rights attempting to sell any unexercised Rights in the open market through a broker-dealer other than the Dealer Manager should consider the commissions and fees charged by the broker-dealer prior to selling their Rights on the open market.

R-7

Sale of Rights

The value of the Rights, if any, will be reflected by the market price. Rights may be sold by individual holders or may be submitted to the Rights Agent for sale. Any Rights submitted to the Rights Agent for sale must be received by the Rights Agent on or before [     ], 2017, three Business Days prior to the completion of the Subscription Period, due to normal settlement procedures.

[Rights that are sold will not confer any right to acquire any Common Shares in any primary or secondary over-subscription, and any Record Date Shareholder who sells any Rights will not be eligible to participate in the primary or secondary over-subscription, if any.]

Shareholders are urged to obtain a recent trading price for the Rights on the [     ] from their broker, bank, financial advisor or the financial press.

Method of Transferring Rights

The Rights evidenced by a single Subscription Certificate may be transferred in whole by endorsing the Subscription Certificate for transfer in accordance with the accompanying instructions. A portion of the Rights evidenced by a single Subscription Certificate (but not fractional Rights) may be transferred by delivering to the Rights Agent a Subscription Certificate properly endorsed for transfer, with instructions to register the portion of the Rights evidenced thereby in the name of the transferee (and to issue a new Subscription Certificate to the transferee evidencing the transferred Rights). In this event, a new Subscription Certificate evidencing the balance of the Rights will be issued to the Rights holder or, if the Rights holder so instructs, to an additional transferee.

Holders wishing to transfer all or a portion of their Rights (but not fractional Rights) should promptly transfer such Rights to ensure that: (i) the transfer instructions will be received and processed by the Rights Agent, (ii) a new Subscription Certificate will be issued and transmitted to the transferee or transferees with respect to transferred Rights, and to the holder with respect to retained Rights, if any, and (iii) the Rights evidenced by the new Subscription Certificates may be exercised or sold by the recipients thereof prior to the Expiration Date. Neither the Fund nor the Rights Agent shall have any liability to a transferee or holder of Rights if Subscription Certificates are not received in time for exercise or sale prior to the Expiration Date.

Except for the fees charged by the Rights Agent (which will be paid by the Fund as described below), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred in connection with the purchase, sale, transfer or exercise of Rights will be for the account of the holder of the Rights, and none of these commissions, fees or expenses will be borne by the Fund or the Rights Agent.

The Fund anticipates that the Rights will be eligible for transfer through, and that the exercise of the Rights may be effected through, the facilities of DTC (Rights exercised through DTC are referred to as “DTC Exercised Rights”).

Rights Agent

The Rights Agent is [     ]. The Rights Agent will receive from the Fund an amount estimated to be $[     ], comprised of the fee for its services and the reimbursement for certain expenses related to the Rights offering. The shareholders of the Fund will indirectly pay such amount.

Information Agent

INQUIRIES BY ALL HOLDERS OF RIGHTS SHOULD BE DIRECTED TO: THE

INFORMATION AGENT, [	]; HOLDERS PLEASE CALL TOLL-FREE AT [	]; BANKS AND
BROKERS PLEASE CALL [	].
R-8

Method of Exercise of Rights

Rights may be exercised by completing and signing the reverse side of the Subscription Certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Rights Agent, together with payment for the Common Shares as described below under “Payment for Shares.” Rights may also be exercised through the broker of a holder of Rights, who may charge the holder of Rights a servicing fee in connection with such exercise.

Completed Subscription Certificates must be received by the Rights Agent prior to 5:00 PM Eastern Time, on the Expiration Date (unless payment is effected by means of a notice of guaranteed delivery as described below under “Payment for Shares”). The Subscription Certificate and payment should be delivered to the Rights Agent at the following address:

If By Mail:

The New Ireland Fund, Inc. [     ]

If By Overnight Courier:

The New Ireland Fund, Inc. [     ]

Payment for Shares

Holders of Rights who acquire Common Shares in the Rights offering may choose between the following methods of payment:

(1)    A holder of Rights can send the Subscription Certificate, together with payment in the form of a check (which must include the name of the shareholder on the check) for the Common Shares subscribed for in the Rights offering and, if eligible, for any additional Common Shares subscribed for pursuant to the over-subscription privilege, to the Rights Agent based on the Subscription Price of $[     ] per Common Share. To be accepted, the payment, together with the executed Subscription Certificate, must be received by the Rights Agent at the address noted above prior to 5:00 PM Eastern Time on the Expiration Date. The Rights Agent will deposit all share purchase checks received by it prior to the final due date into a segregated account pending proration and distribution of Common Shares. The Rights Agent will not accept cash as a means of payment for Common Shares.

(2)    Alternatively, a subscription will be accepted by the Rights Agent if, prior to 5:00 PM Eastern Time on the Expiration Date, the Rights Agent has received a written notice of guaranteed delivery from a bank, trust company, or a NYSE member, guaranteeing delivery of (i) payment of the full Subscription Price for the Common Shares subscribed for in the Rights offering and, if eligible, for any additional Common Shares subscribed for pursuant to the over-subscription privilege, and (ii) a properly completed and executed Subscription Certificate. The Rights Agent will not honor a notice of guaranteed delivery if a properly completed and executed Subscription Certificate is not received by the Rights Agent by the close of business on the third Business Day after the Expiration Date and the full payment is not received by the Expiration Date. The notice of guaranteed delivery may be delivered to the Rights Agent in the same manner as Subscription Certificates at the addresses set forth above, or may be transmitted to the Rights Agent by facsimile transmission (fax number [     ]; telephone number to confirm receipt [     ]).

A PAYMENT PURSUANT TO THIS METHOD MUST BE IN UNITED STATES DOLLARS BY CHECK (WHICH MUST INCLUDE THE NAME OF THE SHAREHOLDER ON THE CHECK) DRAWN ON A BANK LOCATED IN THE CONTINENTAL UNITED STATES.

If a holder of Rights who acquires Common Shares pursuant to the Rights offering does not make payment of all amounts due, the Fund reserves the right to take any or all of the following actions: (i) find other purchasers for such subscribed-for and unpaid-for Common Shares; (ii) apply any payment actually received by it toward the purchase of the greatest whole number of Common Shares which could be acquired by such holder upon exercise of the Rights or any over-subscription privilege; (iii) sell all or a portion of the Common Shares purchased by the holder, in the open market, and apply the proceeds to the amounts owed; and (iv) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed Common Shares and to enforce the relevant guarantee of payment.

R-9

Any payment required from a holder of Rights must be received by the Rights Agent prior to 5:00 PM Eastern Time on the Expiration Date. Issuance and delivery of certificates for the Common Shares purchased are subject to collection of checks.

Within ten Business Days following the Expiration Date (the “Confirmation Date”), a confirmation will be sent by the Rights Agent to each holder of Rights (or, if the Common Shares are held by Cede or any other depository or nominee, to Cede or such other depository or nominee), showing (i) the number of Common Shares acquired pursuant to the Subscription, (ii) the number of Common Shares, if any, acquired pursuant to the over-subscription privilege, and (iii) the per share and total purchase price for the Common Shares. Any payment required from a holder of Rights must be received by the Rights Agent on or prior to the Expiration Date. Any excess payment to be refunded by the Fund to a holder of Rights, or to be paid to a holder of Rights as a result of sales of Rights on its behalf by the Rights Agent, will be mailed by the Rights Agent to the holder within fifteen Business Days after the Expiration Date.

A holder of Rights will have no right to rescind a purchase after the Rights Agent has received payment either by means of a notice of guaranteed delivery or a check, which must include the name of the shareholder on the check.

Upon acceptance of a Subscription, all funds received by the Rights Agent shall be held by the Rights Agent as agent for the Fund and deposited in one or more bank accounts. Such funds may be invested by the Rights Agent in: bank accounts, short term certificates of deposit, bank repurchase agreements, and disbursement accounts with commercial banks meeting certain standards. The Rights Agent may receive interest, dividends or other earnings in connection with such deposits or investments.

Holders, such as broker-dealers, trustees or depositories for securities, who hold Common Shares for the account of others, should notify the respective beneficial owners of the Common Shares as soon as possible to ascertain such beneficial owners’ intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the record holder of the Rights should complete Subscription Certificates and submit them to the Rights Agent with the proper payment. In addition, beneficial owners of Common Shares or Rights held through such a holder should contact the holder and request that the holder effect transactions in accordance with the beneficial owner’s instructions. Banks, broker-dealers, trustees and other nominee holders that hold Common Shares of the Fund for the accounts of others are advised to notify those persons that purchase Rights in the secondary market that such Rights may not participate in any over-subscription privilege offered.

THE INSTRUCTIONS ACCOMPANYING THE SUBSCRIPTION CERTIFICATES SHOULD BE READ CAREFULLY AND FOLLOWED IN DETAIL. DO NOT SEND SUBSCRIPTION CERTIFICATES TO THE FUND.

THE METHOD OF DELIVERY OF SUBSCRIPTION CERTIFICATES AND PAYMENT OF THE SUBSCRIPTION PRICE TO THE RIGHTS AGENT WILL BE AT THE ELECTION AND RISK OF THE RIGHTS HOLDERS, BUT IF SENT BY MAIL IT IS RECOMMENDED THAT THE CERTIFICATES AND PAYMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, AND THAT A SUFFICIENT NUMBER OF DAYS BE ALLOWED TO ENSURE DELIVERY TO THE RIGHTS AGENT AND CLEARANCE OF PAYMENT PRIOR TO [5:00 PM] EASTERN TIME, ON THE EXPIRATION DATE. BECAUSE UNCERTIFIED PERSONAL CHECKS MAY TAKE AT LEAST FIVE BUSINESS DAYS TO CLEAR, YOU ARE STRONGLY URGED TO PAY, OR ARRANGE FOR PAYMENT, BY MEANS OF A CERTIFIED OR CASHIER’S CHECK, WHICH MUST INCLUDE THE NAME OF THE SHAREHOLDER ON THE CHECK.

All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. Neither the Fund nor the Rights Agent will be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

R-10

Foreign Restrictions

Subscription Certificates will only be mailed to Record Date Shareholders whose addresses are within the United States (other than an APO or FPO address). Because the offering of the Rights will not be registered in any jurisdiction other than the United States, the Rights Agent will attempt to sell all of the Rights issued to shareholders outside of these jurisdictions and remit the net proceeds, if any, to such shareholders. If the Rights can be sold, sales of these Rights will be deemed to have been effected at the weighted average price received by the Rights Agent on the day the Rights are sold, less any applicable brokerage commissions, taxes and other expenses.

Employee Benefit Plan and IRA Considerations

Holders of Rights that are employee benefit plans subject to limitations imposed by the Internal Revenue Code of 1986, as amended (the “Code”), such as employee plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Keogh Plans and Individual Retirement Accounts (“IRA”) (each a “Benefit Plan” and collectively, “Benefit Plans”), should be aware that the use of additional contributions of cash outside of the Benefit Plan to exercise Rights may be treated as additional contributions to the Benefit Plan. When taken together with contributions previously made, such deemed additional contributions may be in excess of tax limitations and subject the Rights holder to excise taxes for excess or nondeductible contributions. In the case of Benefit Plans qualified under Section 401(a) of the Code, additional contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. Benefit Plans contemplating making additional contributions to exercise Rights should consult with their legal and tax counsel prior to making such contributions.

Benefit Plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income (“UBTI”) under Section 511 of the Code. If any portion of an IRA is used as security for a loan, the portion so used may also be treated as distributed to the IRA depositor.

A Benefit Plan may also be subject to laws, such as ERISA, that impose certain requirements on the Benefit Plan and on those persons who are fiduciaries with respect to the Benefit Plans. Such requirements may include prudence and diversification requirements and require that investments be made in accordance with the documents governing the Benefit Plan. The exercise of Rights by a fiduciary for a Benefit Plan should be considered in light of such fiduciary requirements.

In addition, ERISA and the Code prohibit certain transactions involving the assets of a Benefit Plan and certain persons (referred to as “parties in interest” for purposes of ERISA and “disqualified persons” for purposes of the Code) having certain relationships to such Benefit Plans, unless a statutory or administrative exemption is applicable to the transaction. A party in interest or disqualified person who engages in a nonexempt prohibited transaction may be subject to excise taxes and other penalties and liabilities under ERISA and the Code (or with respect to certain Benefit Plans, such as IRAs, a prohibited transaction may cause the Benefit Plan to lose its tax-exempt status). In this regard, the U.S. Department of Labor has issued prohibited transaction class exemptions (“PTCEs”) that may apply to the exercise of the Rights and holding of the Common Shares. These class exemptions include, without limitation, PTCE 84-14 respecting transactions determined by independent qualified professional asset managers, PTCE 90-1 respecting insurance company pooled separate accounts, PTCE 91-38 respecting bank collective investment funds, PTCE 95-60 respecting life insurance company general accounts and PTCE 96-23 respecting transactions determined by in-house asset managers, PTCE 84-24 governing purchases of shares in investment companies) and PTCE 75-1 respecting sales of securities. In addition, Section 408(b)(17) of ERISA and Section 4975(d)(20) of the Code each provides a limited exemption, commonly referred to as the “service provider exemption,” from the prohibited transaction provisions of ERISA and Section 4975 of the Code for certain transactions between a Benefit Plan and a person that is a party in interest and/or a disqualified person (other than a fiduciary or an affiliate that, directly or indirectly, has or exercises any discretionary authority or control or renders any investment advice with respect to the assets of any Benefit Plan involved in the transaction) solely by reason of providing services to the Benefit Plan or by relationship to a service provider, provided that the Benefit Plan receives no less, nor pays no more, than adequate consideration. There can be no assurance that all of the conditions of any such exemptions or any other exemption will be satisfied at the time that the Rights are exercised, or thereafter while the Common Shares are held, if the facts relied upon for utilizing a prohibited transaction exemption change.

Due to the complexity of these rules and the penalties for noncompliance, fiduciaries of Benefit Plans should consult with their legal and tax counsel regarding the consequences of their exercise of Rights under ERISA, the Code and other similar laws.

R-11

TABLE OF FEES AND EXPENSES

The following tables are intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in our Common Shares as a percentage of net assets attributable to Common Shares. Amounts are for the current fiscal year after giving effect to anticipated net proceeds of the offering, assuming that we incur the estimated offering expenses.

Shareholder Transaction Expenses

Record Date Sales Load (as a percentage of offering price)	[—]%
Offering Expenses (as a percentage of offering price)(1)	[—]%
Dividend Reinvestment and Cash Purchase Plan Fees
Per Sale Transaction Fee	[$15.00](2)
Per Voluntary Cash Payment Transaction Fee	[$2.50](2)

Annual Operating Expenses

(as a percentage of net assets)

Percentage of Net Assets Attributable to Common Shares
Management Fees(3)	[0.64%
Other Expenses(4)	1.37%
Total Annual Fund Operating Expenses	2.01%]

_______________________

(1)	Fund shareholders will pay all offering expenses involved with this offering.

(2)	The expenses of the Dividend Reinvestment and Cash Purchase Plan are included in “Other Expenses.” Participants in the Fund’s Dividend Reinvestment and Cash Purchase Plan pay only transaction-based charges. Actual costs will vary for each participant depending on the nature and number of transactions made. There will be no brokerage charges or other charges to shareholders who participate in the plan except that, if a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of the shares held by the Plan Agent in the participant’s account and remit the proceeds to the participant, the Plan Agent is authorized to deduct a $[15] transaction fee plus a $[0.10] per share brokerage commission from the proceeds. For voluntary cash payments, plan participants must also pay a service fee of $[2.50] per transaction. See “Dividend Reinvestment and Cash Purchase Plan.”

(3)	The Fund pays a monthly fee to the Investment Adviser at an annualized rate equal to 0.65% of the value of the average daily net assets of the Fund up to the first $50 million, 0.60% if the value of the average daily net assets of the Fund over $50 million and up to and including $100 million and 0.50% of the value of the average daily net assets of the Fund on amounts in excess of $100 million.

(4)	“Other Expenses” have been estimated for the current fiscal year assuming the completion of the proposed issuances.

The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly.

Example

The following example illustrates the expenses you would pay on a $1,000 investment in Common

Shares, assuming a 5% annual portfolio total return.*

	1 Year	3 Years	5 Years	10 Years
Total Expenses Incurred	$[20]	$[63]	$[108]	$[234]

*	The example should not be considered a representation of future expenses. The example assumes that the amounts set forth in the Table of Fees and Expenses table are accurate and that all distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
R-12

USE OF PROCEEDS

The Fund estimates the net proceeds of the Offer to be approximately $[     ], based on the Subscription Price per share of $[     ], assuming all new Common Shares offered are sold and that the expenses related to the Offer estimated at approximately $[     ] are paid.

The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objective and policies as appropriate investment opportunities are identified, which is expected to be substantially completed within three months. In addition to selectively adding to existing positions, the Investment Adviser will seek potential opportunities in smaller capitalization Irish securities, new issues, and high quality European companies that would complement the current portfolio and add diversification. Depending on market conditions and operations, a portion of the cash held by the Fund, including any proceeds raised from the offering, may be used to pay distributions in accordance with the Fund’s distribution policy and may be a return of capital. A return of capital is a return to investors of a portion of their original investment in the Fund. In general terms, a return of capital would involve a situation in which a Fund distribution (or a portion thereof) represents a return of a portion of a shareholder’s investment in the Fund, rather than making a distribution that is funded from the Fund’s earned income or other profits. Although return of capital distributions may not be currently taxable, such distributions would decrease the basis of a shareholder’s shares, and therefore, may increase a shareholder’s tax liability for capital gains upon a sale of shares, even if sold at a loss to the shareholder’s original investments.

CAPITALIZATION

[To be provided.]

PRICE RANGE OF COMMON SHARES

The following table sets forth for the quarters indicated, the high and low sale prices on the NYSE per share of our common shares and the net asset value and the premium or discount from net asset value per share at which the common shares were trading, expressed as a percentage of net asset value, at each of the high and low sale prices provided.

[To be provided.]

On [     ], 2017, the last reported net asset value per Common Share was $ [     ] and the last reported sales price per Common Share on the NYSE was $ [     ].

R-13

SPECIAL CHARACTERISTICS AND RISKS OF THE RIGHTS OFFERING

Risk is inherent in all investing. Therefore, before investing in the Common Shares you should consider the risks associated with such an investment carefully. See “Risks and Special Considerations” in the Prospectus. The following summarizes some of the matters that you should consider before investing in the Fund through the Offer:

Dilution. Shareholders who do not exercise their Rights will, at the completion of the Subscription Period, own a smaller proportional interest in the Fund than if they exercised their Rights. As a result of the Offer, you may experience dilution in net asset value per share if the subscription price is below the net asset value per share at the completion of the Subscription Period. If the Subscription Price per share is below the net asset value per Common Share of the Fund at the completion of the Subscription Period, you will experience an immediate dilution of the aggregate net asset value of your shares if you do not participate in the Offer and you will experience a reduction in the net asset value per share of your shares whether or not you participate in the Offering.

If you do not exercise all of your Rights, you will own a smaller proportional interest in the Fund when the Rights offering is over. In addition, you will experience an immediate dilution of the aggregate net asset value per Common Share if you do not participate in the Rights offering and will experience a reduction in the net asset value per share whether or not you exercise your Rights, if the Subscription Price is below the Fund’s net asset value per Common Share on the Expiration Date, because:

•	the offered Common Shares are being sold at less than their current net asset value;

•	you will indirectly bear the expenses of the Rights offering; and

•	the number of Common Shares outstanding after the Rights offering will have increased proportionately more than the increase in the amount of the Fund’s net assets.

On the other hand, if the Subscription Price is above the Fund’s net asset value per share on the Expiration Date, you may experience an immediate accretion of the aggregate net asset value per Common Share even if you do not exercise your Rights and an immediate increase in the net asset value per Common Share whether or not you participate in the Offer, because:

•	the offered Common Shares are being sold at more than their current net asset value after deducting the expenses of the Rights offering; and

•	the number of Common Shares outstanding after the Rights offering will have increased proportionately less than the increase in the amount of the Fund’s net assets.

[Furthermore, if you do not participate in the over-subscription privilege including the secondary over-subscription, if it is available, your percentage ownership will also be diluted.] The Fund cannot state precisely the amount of any dilution because it is not known at this time what the net asset value per share will be on the Expiration Date or what proportion of the Rights will be exercised. The impact of the Rights offering on net asset value per share is shown by the following examples, assuming a $[     ] Subscription Price:

Scenario 1: (assumes net asset value per share is above subscription price)(1)

NAV	[—]
Subscription Price	[—]
Reduction in NAV ($)(2)	[—]
Reduction in NAV (%)	[—]

Scenario 2: (assumes net asset value per share is below subscription price)(1)

NAV	[—]
Subscription Price	[—]
Increase in NAV ($)(2)	[—]
Increase in NAV (%)	[—]
R-14

(1)	Both examples assume the full Primary Subscription and Secondary Over-Subscription Privilege are exercised. Actual amounts may vary due to rounding.

(2)	Assumes $[ ] in estimated offering expenses.

If you do not wish to exercise your Rights, you should consider selling them as set forth in this Prospectus Supplement. Any cash you receive from selling your Rights may serve as partial compensation for any possible dilution of your interest in the Fund. The Fund cannot give assurance, however, that a market for the Rights will develop or that the Rights will have any marketable value.

[The Fund’s largest shareholders could increase their percentage ownership in the Fund through the exercise of the primary subscription, primary over-subscription privilege and secondary over-subscription privilege.]

Increase in Share Price Volatility; Decrease in Share Price. The Offer may result in an increase in trading of the Common Shares, which may increase volatility in the market price of the Common Shares. The Offer may result in an increase in the number of shareholders wishing to sell their Common Shares, which would exert downward price pressure on the price of Common Shares.

Under-Subscription. It is possible that the Offer will not be fully subscribed. Under-subscription of the Offer could have an impact on the net proceeds of the Offer and whether the Fund achieves any benefits.

R-15

TAXATION

The discussion set forth herein does not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the tax consequences of investing in the Fund.

Please refer to the “Taxation” section in the Fund’s Prospectus for a description of the consequences of investing in the Common Shares of the Fund. Special tax considerations relating to this Rights offering are summarized below:

The value of a Right will not be includible in the income of a Common Shareholder at the time the Right is issued.

The basis of a Right issued to a Common Shareholder will be zero, and the basis of the Common Share with respect to which the Right was issued (the “Old Common Share”) will not change, unless either the fair market value of the Right on the date of distribution is at least 15% of the fair market value of the Old Common Share, or such Common Shareholder affirmatively elects (in the manner set out in Treasury Regulations under the Code) to allocate to the Right a portion of the basis of the Old Common Share. If the basis of a Right or Old Common Share changes, such Common Shareholder must allocate basis between the Old Common Share and the Right in proportion to their fair market values on the date of distribution.

The basis of a Right purchased will generally be its purchase price.

A Common Shareholder’s holding period in a Right issued includes the holding period of the Old Common Share.

A Common Shareholder will not recognize a loss if a Right distributed to such Common Shareholder expires unexercised because the basis of the Old Common Share may be allocated to a Right only if the Right is exercised. If a Right that has been purchased in the market expires unexercised, there will be a recognized loss equal to the basis of the Right.

Any gain or loss on the sale of a Right will be a capital gain or loss if the Right is held as a capital asset (which in the case of a Right issued to Record Date Shareholders will depend on whether the Old Common Share is held as a capital asset), and will be a long term capital gain or loss if the holding period is deemed to exceed one year.

No gain or loss will be recognized by a Common Shareholder upon the exercise of a Right, and the basis of any Common Share acquired upon exercise (the “New Common Share”) will equal the sum of the basis, if any, of the Right and the subscription price for the New Common Share. The holding period for the New Common Share will begin on the date when the Right is exercised.

The foregoing is a general and brief summary of the provisions of the Code and the Treasury Regulations in effect as they directly govern the taxation of the Fund and its Common Shareholders, with respect to U.S. federal income taxation only. Other tax issues such as state and local taxation may apply. Investors are urged to consult their own tax advisors to determine the tax consequences of investing in the Fund. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive.

UNDERWRITING

[To be provided.]

LEGAL MATTERS

Certain legal matters will be passed on by Willkie Farr & Gallagher LLP, counsel to the Fund, in connection with this Rights offering and the offering of the Common Stock. Willkie Farr & Gallagher LLP may rely as to certain matters of Maryland law on the opinion of [      ] LLP.

R-16

THE NEW IRELAND FUND, INC.

Shares of Common Stock Issuable Upon

Exercise of Rights to Subscribe for Such

Shares of Common Stock

PROSPECTUS SUPPLEMENT

[       ], 2017

The information in this statement of additional information is not complete and may be changed. The New Ireland Fund, Inc. may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED OCTOBER 19, 2017

The New Ireland Fund, Inc.

Statement of Additional Information

[                               ], 2017

________________________

The New Ireland Fund, Inc., a Maryland corporation (the “Fund”), is a non-diversified, closed-end management investment company, registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”).

This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Fund’s prospectus, dated [     ], 2017 (the “Prospectus”) and any related prospectus supplement. The Statement of Additional Information does not include all information that a prospective investor should consider before purchasing the Fund’s shares, and investors should obtain and read the Prospectus and any related prospectus supplement prior to purchasing such shares. Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus and any related prospectus supplement.

You may call 1-800-468-6475 or email investor.query@newirelandfund.com to obtain, free of charge, copies of the Prospectus and any related prospectus supplement. The Fund’s Prospectus is also available on the Fund’s website at www.newirelandfund.com. You may also obtain a copy of the Prospectus on the SEC’s website (http://www.sec.gov).

No person has been authorized to give any information or to make any representations not contained in the Prospectus or any related prospectus supplement or in this Statement of Additional Information in connection with the offering made by the Prospectus and any related prospectus supplement, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund. The Prospectus and any related prospectus supplement and the Statement of Additional Information do not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.

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HISTORY OF THE FUND

The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was incorporated under the laws of the State of Maryland on December 14, 1989 under the name “The Irish Investment Fund, Inc.” Effective July 2001, the Fund’s name was changed to “The New Ireland Fund, Inc.”

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors (“Board”). The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with the Investment Adviser, Administrator, custodian and transfer agent, and the Independent Directors (as defined below) ratify the agreement with the Fund’s independent registered public accounting firm. The officers of the Fund serve at the pleasure of the Board. KBI Global Investors (North America) Ltd. (the “Adviser”) serves as the Fund’s investment adviser.

Pursuant to the Fund’s Charter (the “Charter”) and Bylaws (the “Bylaws”), the terms of office of the Directors are classified. The Board is divided into three classes, with one class being elected each year. Upon expiration of the term of office of a class of directors, each director in such class is elected for a term of three years and until his or her successor is elected and qualifies. The names of the Directors of the Fund, and their addresses, birth years and principal occupations during the past five years, are provided in the tables below. Directors who are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Fund are included in the table entitled “Interested Directors.” Directors who are not interested persons as described above are referred to in the table below, and elsewhere in this Statement of Additional Information (“SAI”), as “Independent Directors.”

				Number of	Other
Funds in
				Fund	Directorships
		Term of	Principal	Complex	Held by
	Position(s)	Office and	Occupation(s)	Overseen	Director
Name, Address	Held With	Length of	During	by	During Past
and Year of Birth	the Fund	Time Served*	Past Five Years	Director	Five Years

Interested Director

Sean Hawkshaw, 52	President and	President Since	Chief Executive	1	Director, KBI Global
KBI Global Investors	Director**	2011	Officer & Director,		Investors Limited (1994
(North America) Ltd		Director from	KBI Global		to Present); Director, KBI
One Boston Place		July 2011 to	Investors (North		Fund Managers Limited
201 Washington Street,		June 2012 and	America) Ltd		(2002 to 2013); Director,
36th Floor		Since March	(2002 to Present).		KBI Institutional Funds
Boston, Massachusetts		2013			PLC (2004 to 2013);
02108					Director, KBI/Lothbury
Qualifying Investor Fund,
PLC (2006 to present);
Director, Irish Auditing
and Accounting
Supervisory Authority
(2006 to 2015); Director,
KBC Asset Management
(U.K.) Ltd (2002 to 2010);
Director, Fusion
Alternative Investments
PLC (2008 to 2014);
Director, Irish
Association of Investment
Managers (2003 to
Present).

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Number of
				Funds in	Other
		Term of	Principal	Fund	Directorships
				Complex	Held by
Name, Address and Year of	Position(s)	Office and	Occupation(s)	Overseen	Director
	Held With	Length of	During	by	During Past
Birth	the Fund	Time Served*	Past Five Years	Director	Five Years

Independent Directors

Margaret Duffy, 73	Director and	Director Since	Retired Partner,	1	Director, Lavelle Fund
One Boston Place	Chairperson	2006	Arthur Andersen		for the Blind
201 Washington Street,	of the Board	Chairperson of	LLP.		(2014 to present).
36th Floor	of Directors	the Board of
Boston, Massachusetts		Directors since
02108		2015

David Dempsey, 67	Director	Since 2007	Managing Director,	1	Director, Hong Kong
One Boston Place			Bentley Associates		Association of New York
201 Washington Street,			L.P. — Investment		(2014 to present).
36th Floor			Bank (1992 to
Boston, Massachusetts			present).
02108

Peter J. Hooper, 77	Director	Since 1990	President, Hooper	1	Director, The Ireland
One Boston Place			Associates —		United States Council for
201 Washington Street,			Consultants (1994		Commerce and Industry
36th Floor			to present).		(1984 to present).
Boston, Massachusetts
02108

Michael A. Pignataro, 57	Director	Since 2015	Chief Financial	1	Trustee,
One Boston Place			Officer, Credit		INDEXIQ Trust,
201 Washington Street,			Suisse US		INDEXIQ ETF Trust
36th Floor			Registered Funds		and INDEXIQ Active
Boston, Massachusetts			(1996 to 2012).		ETF Trust (April 2015 to
02108			Director, Credit Suisse		present).
Asset Management
(2001 to 2013)

_________________

*	Each Director serves until the expiration of his or her current term and until his or her successor is elected and qualifies.
**	Mr. Hawkshaw is deemed to be an Interested Director because of his affiliation with the Adviser.

Additional Information about the Board of Directors

Board Responsibilities

The business and affairs of the Fund are managed under the direction of the Board. The Board has approved contracts under which certain companies provide essential management services to the Fund. The Board is responsible for supervising the services provided by those companies.

Like most registered investment companies, the day-to-day business of the Fund, including the management of risk, is performed by third-party service providers, such as the Adviser, the Fund’s administrator and the Fund’s transfer agent. The Directors are responsible for overseeing the Fund’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks — that is, events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify those possible events or circumstances, to lessen the probability of their occurrence, and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Fund’s business, and, consequently, for managing the risks associated with that business. The Board has emphasized to the Fund’s service providers the importance of maintaining vigorous risk management.

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As part of its oversight, the Board, acting at its scheduled meetings, or the Chairperson, acting between Board meetings, regularly interacts with and receives reports from service providers. Additionally, the Adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. The Board continues its oversight function as various personnel, including the Fund’s Chief Compliance Officer and personnel of other service providers, such as the Fund’s independent registered public accounting firm, make periodic reports to the Audit and Valuation Committee of the Board or to the entire Board with respect to various aspects of risk management. The Board and the Audit and Valuation Committee oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

The Fund’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues. At least annually, the Fund’s Chief Compliance Officer provides the Board with a written report reviewing the adequacy and effectiveness of the Fund’s policies and procedures and those of its service providers. The report addresses the operation of the policies and procedures of the Fund and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Adviser’s Pricing Committee reports to the Board concerning any investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit and Valuation Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Fund in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Fund’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Fund’s financial reporting and the preparation of the Fund’s financial statements.

From their review of these reports and their discussions with each service provider, the Chief Compliance Officer and the independent registered public accounting firm, the Board and the Audit and Valuation Committee learn about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Directors as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members and Structure of the Board

There are currently five members of the Board, four of whom are Independent Directors. Margaret Duffy serves as Chairperson of the Board. The Fund has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Fund. The Fund made this determination in consideration of, among other things, the fact that the Board consists of five members, four of which are Independent Directors, including the Chairperson, the fact that the Chairman of the Audit and Valuation Committee is an Independent Director and the amount of assets under management in the Fund. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Directors from Fund management.

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Individual Director Qualifications

The Board has concluded that the Directors of the Fund should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, identify and request other information they may deem relevant to the performance of their duties, question management and other service providers regarding material factors bearing on the management and administration of the Fund, and exercise their business judgment in a manner that serves the best interests of the Fund. In addition, the Board has concluded that each of the Directors should serve as a Director based on his or her own experience, qualifications, attributes and skills as described below.

Independent Directors

The Board has concluded that Ms. Duffy should serve as a Director because of her experience in financial consulting, her experience and background in the public accounting profession, including serving as an audit partner on multinational companies for an international accounting firm and her experience serving as a director of other companies, and as a Director of the Fund since 2006.

The Board has concluded that Mr. Dempsey should serve as a Director because of the financial and management experience he gained serving as a managing director of an international investment banking firm since 1991, his knowledge of the financial services and banking industries, and his experience serving as a Director of the Fund since 2007.

The Board has concluded that Mr. Hooper should serve as a Director because of the business and management experience he has gained as President of the consulting firm he founded in 1994, his knowledge of and experience in the financial services industry, and his experience serving as a Director of the Fund since 1990.

The Board has concluded that Mr. Pignataro should serve as a Director because of the financial and management experience he gained as a director at an asset management company from 2001 to 2013, his experience as the chief financial officer of a mutual fund complex from 1996 to 2012, his knowledge of the mutual fund operations and the mutual fund industry and his experience serving as a Director of the Fund since 2015.

Interested Director

The Board concluded that Mr. Hawkshaw should serve as a Director because of his experience as Chief Executive Officer of KBI Global Investors Limited and his many years of experience in the asset management business. He has served as a Director of the Fund since March 5, 2013. Prior thereto, Mr. Hawkshaw served as a Director of the Fund from July 21, 2011 to June 5, 2012.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Directors primarily in the broader context of the Board of Director’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the operation of the Fund. Moreover, references to the qualifications, attributes and skills of individual Directors are pursuant to requirements of the SEC, do not constitute that the Board, or any Director, possesses any special expertise or experience, and shall not be deemed to impose any greater responsibility, or liability, on any such person or on the Board by reason thereof.

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Officers Who Are Not Directors

The names of the officers of the Fund who are not Directors, their addresses, ages and principal occupations during the past five years are provided in the table below:

Name, Address		Term of Office	Principal
and Year of	Position(s) Held With	and Length of	Occupation(s) During
Birth	the Fund	Time Served*	Past Five Years

Lelia Long, 55	Treasurer	Since 2002	Investment Management and
c/o KBI Global Investors			Compliance Consultant
(North America) Limited			(2009 to present).
One Boston Place
201 Washington Street,
36th Floor
Boston, Massachusetts 02108

Salvatore Faia, 54	Chief Compliance	Since 2005	President, Vigilant Compliance
c/o KBI Global Investors	Officer		LLC, (2004 to present); Director,
(North America) Limited			EIP Growth and Income Fund
One Boston Place			(2005 to present).
201 Washington Street,
36th Floor
Boston, Massachusetts 02108

Angela Ter Maat, 36	Secretary	Since 2016	Vice President, U.S. Bancorp
c/o U.S. Bancorp Fund			Fund Services, LLC
Services, LLC			(2003 to present).
615 E Michigan Street
Milwaukee, WI 53202

Maryland law permits a Maryland corporation to include a provision in its charter limiting the liability of its directors and officers to the corporation and its shareholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment as being material to the cause of action. The Charter contains a provision that eliminates the personal liability of the Fund’s directors and officers to the Fund or its shareholders for monetary damages for breach of fiduciary duty as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted by law (including the 1940 Act).

The Charter and Bylaws require the Fund, to the fullest extent permitted by law (including the 1940 Act), to indemnify any person who is made or threatened to be made a party to any action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person or such person’s testator or intestate is or was a director or officer of the Fund or serves or served at the request of the Fund any other enterprise as a director or officer. Additionally, the Charter and Bylaws require the Fund to pay or reimburse any expenses incurred by any such person in defending any such action promptly upon receipt by the Fund of an undertaking by such person to repay such expenses if it shall ultimately be determined that such person is not entitled to be indemnified by the Fund.

The Charter provides that nothing in the Charter protects or purports to protect any director or officer of the Fund against any liability to the Fund or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Bylaws provide that the Fund may, with the approval of the Board, provide indemnification to any agent or employee of the Fund.

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Maryland law requires a Maryland corporation (unless its charter provides otherwise, which the Fund’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a Maryland corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. A Maryland corporation may not indemnify a director or officer who has been adjudged liable in a suit by or in the right of the corporation or in which the director or officer was adjudged liable to the corporation or on the basis that a personal benefit was improperly received. A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct, was adjudged liable to the corporation or was adjudged liable on the basis that personal benefit was improperly received; however, indemnification for an adverse judgment in a suit by or in the right of the corporation, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses.

In addition, Maryland law permits a Maryland corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Committees of the Board

Audit and Valuation Committee

The role of the Audit and Valuation Committee is to assist the Board in its oversight of the Fund’s financial reporting process and to oversee the activities of the Investment Adviser’s Pricing Committee and perform the responsibilities assigned to the Audit and Valuation Committee in the Fund’s valuation policies and procedures. The Audit and Valuation Committee operates pursuant to a Charter that was most recently approved by the Board on February 14, 2014. As set forth in the Charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund’s financial statements, and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm for the Fund is responsible for auditing the Fund’s financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

The Audit and Valuation Committee consists of Messrs. Pignataro, Dempsey and Hooper, all of whom are “independent” Directors of the Fund, as defined in the listing standards of the New York Stock Exchange. The Board has determined that Mr. Pignataro is qualified to serve as the Fund’s Audit committee financial expert. The Audit and Valuation Committee is responsible for the engagement of the independent registered public accounting firm and reviewing with the independent registered public accounting firm the plan and results of the audit engagement and matters having a material effect on the Fund’s financial operations.

Governance and Nominating Committee

The Fund’s Governance and Nominating Committee is currently composed of Ms. Duffy and Messrs. Pignataro and Dempsey. All of the members of the Governance and Nominating Committee are independent, as independence is defined in the listing standards of the New York Stock Exchange applicable to closed-end funds. The primary purposes and responsibilities of the Governance and Nominating Committee are (i) reviewing governance standards of the Board in light of best practices (with the understanding that the Board will seek to conform its practices to what it perceives to be best practices); (ii) screening and nominating candidates for election to the Board in the event that a position is vacated or created; (iii) setting any necessary standards or qualifications for service on the Board; (iv) reviewing any policy matters affecting the operation of the Board or Board committees and making recommendations to the Board as deemed appropriate by the Governance and Nominating Committee; and (v) establishing and reviewing Director compensation.

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If a vacancy on the Board were to exist, the Governance and Nominating Committee would consider recommendations for Independent Director candidates properly submitted by Fund shareholders. Shareholders should submit such recommendations for nomination in a signed writing addressed to the Secretary of the Fund. Any shareholder seeking to nominate a Director candidate (a “Proposed Nominee”) must provide timely notice of the nomination and include in the notice certain information as set forth in the Bylaws regarding the Proposed Nominee, including, among other things: (i) information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved) or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, and the rules thereunder, and (ii) whether the shareholder believes that the Proposed Nominee is, or is not, an “interested person” of the Fund, as defined in the 1940 Act.

The Board has adopted a written charter for the Governance and Nominating Committee which was approved on November 7, 2013 and is available at the Fund’s website, www.newirelandfund.com. The Governance and Nominating Committee Charter describes the factors considered by the Governance and Nominating Committee in selecting nominees. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof. The Governance and Nominating Committee will treat all equally qualified candidates in the same manner. The Governance and Nominating Committee may modify its policies and procedures for director nominees and recommendations in response to changes in the Fund’s circumstances, and as applicable legal or listing standards change.

Board and Committee Meetings in Fiscal 2016

There were four regular meetings and six special meetings of the Board held during the fiscal year ended October 31, 2016. Each Director attended at least 75% of the aggregate total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Director served. The Audit and Valuation Committee met two times during the fiscal year ended October 31, 2016. The Governance and Nominating Committee met two times during the Fund’s fiscal year ended October 31, 2016.

The information as to ownership of securities which appears below is based on statements furnished to the Fund by its Directors and officers.

As of December 31, 2016, the dollar range of equity securities owned beneficially by each Director in the Fund and in any registered investment companies overseen by the Director within the same family of investment companies as the Fund was as follows:

Aggregate Dollar Range of
Equity Securities in All
Registered Investment
	Dollar Range of Equity Securities in the	Companies Overseen by
Director in Family of
Name of Director	Fund*	Investment Companies**
Interested Director

Sean Hawkshaw	A	A

Independent
Directors
David Dempsey	C	C
Margaret Duffy	E	E
Peter J. Hooper	D	D
Michael A. Pignataro	A	A

_______________________

*   Key to Dollar Ranges

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A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	Over $100,000
**	As of December 31, 2016, the Family of Investment Companies consisted of only the Fund.

As of December 31, 2016, none of the Independent Directors or their immediate family members owned any shares of the Adviser or of any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser.

As of October 18, 2017, the Directors and officers of the Fund owned less than 1% shares of the Fund’s common stock.

Compensation of Directors and Certain Officers

The following table sets forth certain information regarding the compensation of the Fund’s Directors and officers. The Fund currently pays each of its Directors, who is not a managing director, officer, or employee of the Investment Adviser or any affiliate thereof an annual fee of $26,000 plus $2,000 for each meeting of the Board attended in person and $1,000 for each meeting of the Board attended via telephone. The Directors also receive a fee of $2,000 for each meeting of any Committee of the Board attended in person or via telephone, as well as for any shareholder meeting attended in person not held on the same day as a meeting of the Board. In addition, each Independent Director may be compensated for incremental work, over and above attending a meeting, as a member of an ad hoc committee. The Fund pays the Chairperson of the Board an additional retainer of $25,000 annually, pays the Chairman of the Audit and Valuation Committee an additional retainer of $6,000 annually and pays the Chairperson of the Governance and Nominating Committee an additional retainer of $4,000. In addition, each Director is reimbursed for travel and certain out-of-pocket expenses. Officers of the Fund who are not employed by the Adviser receive reimbursement from the Fund for travel to and from Board of Director meetings. No Director received compensation from the Fund in excess of $120,000 for the fiscal year ended October 31, 2016.

Compensation Schedule for the

Fiscal Year Ended October 31,

2016

		Pension or
		Retirement
		Benefits	Estimated	Total
	Aggregate	Accrued as Part	Annual Benefits	Compensation
	Compensation	of Fund	Upon	From the Fund
Name of Director	From Fund	Expenses	Retirement	Paid to Directors
Independent
Directors
Margaret Duffy	$70,335	$0	N/A	$70,335
David Dempsey	$51,579	$0	N/A	$51,579
Peter J. Hooper	$42,916	$0	N/A	$42,916
Michael Pignataro	$51,665	$0	N/A	$51,665

Interested Director
Sean Hawkshaw	$0	$0	N/A	$0

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PRINCIPAL HOLDERS OF SECURITIES

To the knowledge of the Fund, as of October 17, 2017, other than the shareholders listed below, no person that owned of record or owned beneficially five percent or more of the voting securities of the Fund.

	Amount and Nature
Shareholder Name and Address	of Ownership	Percent of Shares
Cede & Co.(1)	3,629,119 (record)	97.13%
55 Water Street,
25th Floor
New York, NY 10041

__________________

(1)	A nominee partnership of The Depository Trust Company.

The shares held by Cede & Co. include the accounts set forth below. This information is based on publicly available information such as Schedule 13G filings filed with the SEC or other similar regulatory filings from foreign jurisdictions.

	Amount and Nature
Shareholder Name and Address	of Ownership	Percent of Shares
Karpus Management, Inc., d/b/a Karpus Investment Management	279,484 (record)	7.48%
183 Sully’s Trail
Pittsford, NY 14534

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INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Agreement

KBI Global Investors (North America) Ltd. serves as the investment adviser to the Fund (“KBI” or the “Adviser”) pursuant to an investment advisory agreement dated as of July 20, 2016 (the “Advisory Agreement”). KBI Global Investors (North America) Ltd. (formerly, Kleinwort Benson Investors International Ltd.) replaced Bank of Ireland Asset Management (U.S.) Limited as investment adviser to the Fund. The Adviser, in accordance with the Fund’s stated investment objective and policies and in accordance with guidelines and directions from the Fund’s Board, manages the Fund’s investments and makes investment decisions for the Fund, including the selection of, and being responsible for the placement of orders with, brokers and dealers to execute the Fund’s portfolio transactions.

The Adviser is a limited liability company organized under the laws of the Republic of Ireland and a wholly-owned subsidiary of KBI Global Investors Ltd (“KBIGI”). KBIGI is 87.5% owned by Amundi Asset Management and 12.5% owned by Key Management. Amundi Asset Management is 100% owned by Amundi which is a publicly traded company (on the French stock exchange) and majority owned by Crédit Agricole S.A. (approximately 70% at August 31, 2017). The registered office of the Adviser is located at 2 Harbourmaster Place, 3rd Floor, IFSC, Dublin 1, Ireland. KBI is an institutional asset manager, managing approximately $2,974 billion in assets as of December 31, 2016 for clients based in the US and Canada. The Adviser currently manages specialist equity strategies which are offered to institutional investors on both a segregated and commingled basis. In providing these services, the Adviser directs and manages the investment and reinvestment of assets in client accounts. The Adviser also provides non-discretionary investment advisory services in the form of investment model provision.

Amundi SA, Europe’s largest asset manager by assets under management with approximately $1,281 billion in assets as of June 30, 2017 offers its clients in Europe, Asia-Pacific, the Middle East and the Americas a wealth of market expertise and a full range of capabilities across the active, passive and real assets universes. The registered offices of Amundi SA are located at 90, boulevard Pasteur, 75015 Paris (France).

The Advisory Agreement provides that the Adviser will, among other things, make investment decisions for the Fund, prepare and make available for the Fund research and statistical data, and supervise the acquisition and disposition of securities by the Fund, including the selection of brokers and dealers to carry out the transactions, all in accordance with the Fund’s investment objective and policies and in accordance with guidelines and directions from the Fund’s Board.

The Advisory Agreement further provides that neither the Adviser nor its officers, directors, employees, agents or controlling persons as defined in the 1940 Act will be subject to any liability for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund, in the course of, connected with or arising out of any services rendered under the Advisory Agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or by reason of reckless disregard on the part of the Adviser of its obligations and duties under the Advisory Agreement.

Advisory Fee. The Advisory Agreement provides that the Fund will pay the Adviser a fee, payable monthly, at an annualized rate equal to 0.65% of the value of the average daily net assets of the Fund up to the first $50 million, 0.60% of the value of the average daily net assets of the Fund over $50 million and up to and including $100 million, and 0.50% of the value of the average daily net assets of the Fund in excess of $100 million. For purposes of computing the monthly fee, the daily net assets of the Fund for a month shall be determined as of the close of business in New York each day with respect to which such last business day falls within that month, and the aggregate value of all such daily net assets shall be divided by the number of such days in such month.

For the fiscal years ended October 31, 2016, 2015 and 2014, the Fund paid the Adviser advisory fees of $487,131, $493,605 and $487,422, respectively.

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Payment of Expenses. The Advisory Agreement obligates the Adviser to bear all expenses arising out of its duties under the Advisory Agreement, except as provided in the following sentence, and to pay the reasonable salaries and expenses of such of the Fund’s officers and employees and any fees and expenses of the Fund’s directors that are directors, officers or employees of the Adviser or any of its affiliates. The Fund will bear all of its expenses, including: organization expenses (but not the overhead or employee costs of the Adviser); legal fees and expenses of counsel to the Fund and, if counsel is retained by the directors who are not “interested persons” of the Fund, of such counsel; auditing and accounting expenses; taxes and governmental fees; New York Stock Exchange listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodians, transfer agents and registrars; fees and expenses with respect to administration except as may be provided otherwise pursuant to administration agreements; expenses for portfolio pricing services by a pricing agent, if any; expenses of preparing share certificates and other expenses in connection with the issuance, offering and underwriting of shares issued by the Fund; expenses relating to investor and public relations; fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Securities and Exchange Commission, and qualifying its shares under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for such purposes; freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; brokerage commissions, stamp duties or other costs of acquiring, disposing or maintaining any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment and share purchase plan; costs of stationery; any litigation expenses, and costs of shareholders’ and other meetings.

Duration and Termination. The Advisory Agreement became effective as of July 20, 2016 for an initial term until July 21, 2018. The Advisory Agreement provides that it will continue in effect, provided that such continuance is specifically approved at least annually by the affirmative vote of (i) a majority of the members of the Fund’s Board who are neither parties to the Advisory Agreement nor interested persons of the Fund or of the Adviser or of any entity regularly furnishing investment advisory services with respect to the Fund pursuant to an agreement with the Adviser, cast in person at a meeting called for the purpose of voting on such approval, and (ii) a majority of the Fund’s Board or the holders of a majority of the outstanding voting securities of the Fund. The Advisory Agreement may be terminated at any time without penalty, by the Fund’s Board, by vote of holders of a majority of the outstanding voting securities of the Fund or by the Adviser upon 60 days’ written notice delivered or sent to the other party. The Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). Continuation of the Advisory Agreement was most recently approved unanimously by the Fund’s Board, and by the Fund’s Independent Directors voting separately, at an in-person meeting held on June 14, 2016.

Administration Agreement

Pursuant to a fund administration servicing agreement dated as of December 19, 2016, as amended to date and a fund accounting servicing agreement dated December 19, 2016, as amended to date (together, the “Administration Agreement”), USBFS is responsible, subject to the control, supervision and direction of the Board, for providing to the Fund: fund accounting services and net asset value calculations, financial reporting, certain tax services, regulatory administration including the preparation and filing of various reports with the appropriate regulatory agencies, and the preparation of board materials. USBFS receives an asset based fee, payable monthly. The fee is calculated at the following annual rate: 0.09% on the first $250 million; 0.07% on the next $250 million; 0.05% on the next $250 million; and 0.04% on the balance. In addition USBFS is entitled to certain out of pocket expenses subject to a minimum fee.

Prior to December 19, 2016, BNY served as administrator to the Fund. For the fiscal years ended October 31, 2016, 2015 and 2014, the Fund paid BNY administration fees of $145,632, $128,000 and $128,000, respectively.

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CODE OF ETHICS

The Fund and the Adviser have each adopted a code of ethics (each, a “Code of Ethics”) in accordance with Rule 17j-1 under the 1940 Act. Subject to certain conditions and restrictions, each Code of Ethics permits personnel who are subject to the Code of Ethics to invest in securities, including securities that may be purchased or held by the Fund.

Each Code of Ethics may be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Each Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of each Code of Ethics may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

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PORTFOLIO MANAGER

Other Accounts Managed by the Portfolio Manager

Noel O’Halloran, the portfolio manager of the Fund, also manages other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of August 31, 2017: (i) the portfolio(s) managed by Mr. O’Halloran; (ii) the number of other registered investment companies, pooled investment vehicles and other accounts managed by Mr. O’Halloran; and (iii) the total assets of such companies, vehicles and accounts.

Registered Investment		Pooled Investment
Companies		Vehicles		Other Accounts Managed by
Managed by Portfolio Manager		Managed by Portfolio Manager		Portfolio Manager
Number of		Number of		Number of
Accounts	AUM USD($M)	Accounts	AUM USD($M)	Accounts	AUM USD($M)
0	$0	0	$479.4	0	$0

Securities Ownership by the Portfolio Manager

As of August 31, 2017, Noel O’Halloran, the portfolio manager of the Fund, did not beneficially own any shares of the Fund’s common stock. Due to the fact that Mr. O’Halloran is located outside of the United States, he would tend to purchase funds domiciled in the country in which he resides.

Conflicts of Interest

The portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by the portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) the portfolio manager’s personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the portfolio manager may compensate the Adviser based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser that the benefits from the Adviser’s organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Fund has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

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Portfolio Manager Compensation Overview

KBI’s Global Investors’ key personnel are passionate about what they do and determined to succeed. From a remuneration perspective, KBI conducts regular surveys of industry practice, in terms of variable and fixed pay to ensure that key value generators are retained and incentivised.  As part of this process, the firm also takes into account local legislation and guidelines relating to remuneration to prevent excessive risk-taking which has been incorporated into the firm’s Remuneration policy.

The portfolio managers and key executives have a number of different components to compensation which KBI believe offers very strong combination of incentivisation and retention. KBI believe these components strongly align key employees with its clients its majority shareholder.  KBI also believe they compare very favourably with other firms within its industry. These components are set out below:

Base Salary: Benchmarked to industry.

Annual Bonus: For portfolio managers, the bonus amount paid is based predominantly on relative investment performance for the relevant strategies/funds assessed over 1, 2 and 3 year rolling numbers. This ensures a longer-term investment perspective rather than a year by year focus. The relevant benchmark for this Fund is currently the MSCI Ireland All Capped Index Key employees are obliged to take a proportion of the annual bonus in parent company equity which is then locked in for three years. If the executives cease employment with the firm, a portion of this equity is forfeited.

Profit Share: The overall company pool for profit share is determined by the profitability of KBIGI (Dublin).   30% of Profit before Tax is set aside to fund the Annual Bonus and Profit Share. Any funds remaining after annual bonus awards are distributed among selected key employees. Payments under the profit sharing scheme are through a combination of cash, parent company equity and units in KBIGI funds. Equity and fund holdings are held in trust for a three-year period.  If the executives cease employment with the firm, a portion of this equity is forfeited.

Equity Participation: Following completion of the acquisition of the majority shareholding by Amundi SA employees hold a 12.5% equity stake in the business. If the employee shareholders were to leave within five years of completion this holding is subject to forfeiture provisions. After year five there are put and call structures in place to enable employees to sell the holding on a phased basis over a multi-year period.

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PORTFOLIO TRANSACTIONS AND BROKERAGE

The criteria used by the Adviser in selecting broker-dealers include execution capabilities, research quality and relationship/commitment, as well as operational capabilities and the general preference of the Adviser’s clients. Commissions paid are based on all of the above factors and on the conditions pertaining in each market, including the existence of fixed commission rates. The Adviser will seek to negotiate the most favorable price and execution available for each transaction, which may not necessarily be the lowest price available, considering all aspects of the order. Consistent with its policies and Section 28(e) of the Securities Exchange Act of 1934, the Adviser may give consideration to other factors, including the nature of the securities being traded; the size and complexity of the transactions; the desired timing of the trades; the activity existing and expected in the market for the particular security; confidentiality; research provided; and the execution, clearance and settlement capabilities and other relevant and appropriate services of the broker-dealer.

When selecting broker-dealers, the Adviser may choose broker-dealers that provide research services and, as a result, charge commissions that exceed those charged by other broker-dealers if the Adviser views the commissions as reasonable in relation to the value of the brokerage and research services received. Research and evaluation services furnished by a broker-dealer through whom the Adviser effects securities transactions may be used in servicing all of the Adviser’s accounts but not all such services may be used by the Adviser in connection with the accounts who paid commissions to the broker-dealer providing such services, which may include the Fund.

The Adviser receives a broad range of research services, including information on economies, industries, groups of securities and individual companies, statistical information, market data, accounting and tax law interpretations, political developments, pricing and appraisal services, credit analysis, risk management analysis, performance analysis and other information which may affect economies and/or securities pricing. Research services are received primarily in the form of written reports, telephone contacts and personal meetings with companies, security analysts, economists, governments, representatives of industry and other such spokespersons.

The Adviser does not attempt to put a specific dollar value on the research or brokerage services of any broker-dealer or to allocate the relative costs or benefits of research believing that the research received is, in the aggregate, of assistance to the Adviser in fulfilling its overall responsibilities to its clients.

Neither the research services received nor the amount of brokerage given to a particular broker-dealer are made pursuant to any agreement or commitment with any of the selected broker-dealers that would bind the Adviser to compensate the selected broker-dealer for research provided. However, the Adviser does maintain an internal allocation procedure to identify those broker-dealers that have provided it with research, and endeavors to direct sufficient commissions to them to ensure continued receipt of the research the Adviser believes is useful.

Any research or research services received by the Adviser from brokers will fall within the “safe harbor” provisions of Section 28(e) of the Securities Exchange Act of 1934.

For the fiscal years ended October 31, 2016, 2015 and 2014, the Fund paid aggregate brokerage commissions of $55,836.80, $95,204.28 and $ 54,784.61, respectively.

No brokerage commission was paid by the Fund, during the fiscal years ended October 31, 2016, 2015 and 2014, to any broker that: (1) was then an affiliated person of the Fund; (2) was then an affiliated person of an affiliated person of the Fund; or (3) had an affiliated person that is an affiliated person of the Fund, its investment adviser, its investment manager, or principal underwriter.

The Adviser is not required to aggregate transactions for client accounts. However, when a decision is made to aggregate transactions on behalf of more than one client account, those transactions will be allocated to all participating client accounts in a fair and equitable manner. The methods of allocation used by the Adviser may include pro rata, rotation or random allocation depending on various considerations.

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PROXY VOTING POLICIES AND PROCEDURES

The Fund has delegated responsibility for voting its proxy to the Adviser. The Adviser has adopted a proxy voting policy and procedures, which have been reviewed and approved by the Board, to ensure the proper and timely voting of the proxies on behalf of the Fund. The Adviser’s Proxy Voting Policy and Procedures are included as Appendix A to this SAI.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling 1-800-468-6475, and on the SEC’s website (http://www.sec.gov).

S-16

TAXATION

The following is intended to be a general summary of certain tax consequences that may result to the Fund and its shareholders. It is not intended as a complete discussion of all such tax consequences, nor does it purport to deal with all categories of investors. Investors are therefore advised to consult with their tax advisers before making an investment in the Fund. The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.

United States Tax Treatment of the Fund — General

The Fund has elected to be treated as, and intends to continue to qualify annually as, a regulated investment company under the U.S. Internal Revenue Code of 1986, as amended (the “Code”).

To qualify as and to be taxed as a regulated investment company under the Code, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from interests in certain qualified publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (i) above (each a “Qualified Publicly Traded Partnership”) (“Qualifying Income Requirement”); (b) diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses (or related trades or businesses) or of one or more Qualified Publicly Traded Partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of net long-term capital losses) and net tax-exempt income each taxable year. The U.S. Treasury Department has authority to promulgate regulations pursuant to which gains from foreign currency (and options, futures and forward contracts on foreign currency) not directly related to a regulated investment company’s business of investing in stocks and securities would not be treated as qualifying income for purposes of the Qualifying Income Requirement. To date, such regulations have not been promulgated.

The Fund may be able to cure a failure to derive 90% of its income from the sources specified above or a failure to diversify its holdings in the manner described above by paying a tax and/or by disposing of certain assets. If, in any taxable year, the Fund fails one of these tests and does not timely cure the failure, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to shareholders. However, the Fund would be subject to corporate income tax (at a 35% rate) on any undistributed income. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a non-deductible 4% excise tax. To prevent imposition of the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31st of the calendar year, and (3) all such ordinary income and capital gains for previous years that were not distributed during such years and on which the Fund paid no U.S. federal income tax. To prevent application of the excise tax, the Fund generally intends to make its distributions in accordance with the calendar year distribution requirement, in any given year, however, the Fund may decide to forego all or a portion of any such distributions and pay the associated excise tax.

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A distribution will be treated as having been paid on December 31st if it is declared by the Fund in October, November or December with a record date in such month and is paid by the Fund in January of the following year. Accordingly, such distributions will be taxable to shareholders in the calendar year in which the distributions are declared.

The Fund may distribute net capital gains at least annually and report them as capital gain dividends where appropriate, or, alternatively, the Fund may choose to retain net capital gains and pay corporate income tax (and, possibly, an excise tax) thereon. In the event that the Fund retains net capital gains, the Fund would most likely make an election which would require each shareholder of record on the last day of the Fund’s taxable year to include in gross income for U.S. federal tax purposes his or her proportionate share of the Fund’s undistributed net capital gain. If such an election were made, each shareholder would be entitled to credit his or her proportionate share of the tax paid by the Fund against his or her U.S. federal income tax liabilities and to claim a refund to the extent that the credit exceeds such liabilities. Tax-qualified pension plans and individual retirement accounts (“IRAs”) (through their custodian or trustee), as well as nonresident aliens and foreign corporations, can obtain a refund of their proportionate shares of the tax paid by the Fund by filing a U.S. federal income tax return. In addition, the shareholder would be entitled to increase the basis of the shares for U.S. federal tax purposes by an amount equal to the difference between the amount of the includable capital gains from the distribution and the tax that the shareholder is deemed to have paid, generally 65% of his or her proportionate share of the undistributed net capital gain.

If in any taxable year the Fund fails to qualify as a regulated investment company under the Code, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. If the Fund fails to qualify as a regulated investment company for two consecutive years, it must pay out its earnings and profits accumulated in those years and may be required to recognize any net unrealized gains on its entire portfolio in order to requalify as a regulated investment company.

Distributions

For U.S. federal income tax purposes, dividends paid by the Fund out of its investment company taxable income generally will be taxable to a U.S. shareholder as ordinary income. To the extent that the Fund reports distributions of net capital gains as capital gain dividends, such distributions will be taxable to a shareholder as long-term gain, regardless of how long the shareholder has held the Fund’s shares, and are not eligible for the dividends-received deduction. Long-term capital gain is taxed at 15% for individuals with incomes below approximately $418,000 ($471,000 if married filing jointly), 20% for individuals with any income above those amounts that is a net long-term capital gain or qualified dividend income and 0% for individuals at certain lower income levels. The above income thresholds are adjusted annually for inflation. Distributions in excess of the Fund’s current and accumulated earnings and profits will first reduce a shareholder’s basis in his shares (thereby increasing any realized gain or decreasing realized loss upon ultimate disposition of the shareholder’s share, possibly increasing such shareholder’s income tax liability at such time) and, after the shareholder’s basis is reduced to zero, will constitute capital gains to a shareholder who holds his shares as capital assets.

Because none of the Fund’s income is expected to consist of dividends paid by U.S. corporations, none of the dividends paid by the Fund is expected to be eligible for the corporate dividends-received deduction.

A portion of the dividends received from the Fund by an individual shareholder may be treated as “qualified dividend income” which is taxable to individuals at the same rates that are applicable to long-term capital gains. A Fund distribution will be treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met. Securities lent out by the Fund or by a shareholder are not considered “held” for this purpose. Fund distributions generally will not qualify as qualified dividend income to the extent attributable to interest, capital gains, real estate investment trust distributions and, in many cases, distributions from non-U.S. corporations.

S-18

Fund distributions are taxable to shareholders in the same manner whether received in cash or reinvested in additional Fund shares.

Shareholders participating in the Plan receiving a distribution in the form of newly-issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the distribution date, of the shares received and will have a cost basis in each share received equal to the fair market value of a share of the Fund on the distribution date. Shareholders participating in the Plan receiving a distribution in the form of shares purchased by the Plan Agent in the open market will be treated for U.S. federal income tax purposes as receiving a distribution of the cash that such shareholder would have received had it not elected to have such distribution reinvested, unless the Fund issues additional shares with a fair market value equal to or greater than net asset value, in which case, shareholders will be treated as receiving a distribution in the amount of the fair market value of the distributed shares, and will have a cost basis in such shares equal to the amount of such distribution. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly-issued shares will receive a report as to the fair market value of the shares received, if applicable.

Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the euro (or any other currency which is a functional currency of the Fund) and the other currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year, plus a foreign currency transaction gain or loss based upon the average U.S./euro currency exchange rate. Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31st.

Taxable distributions, sales and redemptions are subject to a 3.8% federal Medicare contribution tax on “net investment income,” including, among other things, dividends, interest and net gain from investments for individuals with income exceeding $200,000 ($250,000 if married and filing jointly).

Sale of Shares

Upon the sale or other disposition of shares of the Fund, or upon receipt of a distribution in complete liquidation of the Fund, a shareholder may realize a taxable gain or loss depending upon his basis in the shares. The gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and generally will be long-term or short-term gain, depending upon the shareholder’s holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In that case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to the shares. Gain from the sale of shares will be subject to the Medicare contribution tax discussed above.

Passive Foreign Investment Companies

If the Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any “excess distribution” with respect to, or gain from the disposition of, such stock even if such income is distributed as a taxable dividend by the Fund to its shareholders. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund’s holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income tax rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company’s stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund’s investment company taxable income and, accordingly, would not be taxable to the Fund (except for the interest charge, discussed above) to the extent distributed by the Fund as a dividend to its shareholders.

S-19

The Fund may be able to make an election, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the passive foreign investment company, regardless of whether it actually received any distributions from the passive foreign investment company. These amounts would be included in the Fund’s investment company taxable income and net capital gain which, to the extent distributed by the Fund as ordinary or capital gain dividends, as the case may be, would not be taxable to the Fund. In order to make this election, the Fund would be required to obtain certain annual information from the passive foreign investment companies in which it invests, which in many cases may be difficult to obtain. Alternatively, if eligible, the Fund may be able to elect to mark to market its passive foreign investment company stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain, and any gain from an actual disposition of the stock, would be reported as ordinary income. Any resulting loss would be deductible to the extent of any net mark-to-market gain (that is, previously included mark-to-market gain that has not been offset by mark-to-market losses). Any allowable mark-to-market loss, as well as any loss from an actual disposition of the stock (to the extent not in excess of any net mark-to-market gain) would be treated as ordinary loss. The Fund may make either of these elections with respect to its investments in passive foreign investment companies. Under either election, the Fund might be required to recognize in a year income in excess of its distributions from passive foreign investment companies and its proceeds from dispositions of passive foreign investment company stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by passive foreign investment companies will not be treated as qualified dividend income.

Currency Fluctuations — “Section 988” Gains or Losses

Under the Code, the gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues receivables, income, liabilities or expenses denominated in a currency which is not a functional currency for the Fund and the time the Fund actually collects such receivables or income or pays such liabilities or expenses generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a currency which is not a functional currency of the Fund, gains or losses attributable to fluctuations in the value of the currency between the date of acquisition of the security and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

For U.S. federal income and excise tax purposes, the Fund uses the euro as its functional currency in accounting for its investments in Ireland. Gains and losses on non-Irish investments will first be translated into the euro equivalent, which may result in Section 988 gains or losses as described above, and then into their U.S. dollar equivalent for purposes of computing U.S. tax liabilities. Because the euro is the functional currency of the Fund, the Fund is not required to take into account gains or losses attributable to fluctuations in the value of this functional currency, which otherwise would be treated as Section 988 gains or losses, described above. However, remittances from Ireland to the United States will result in recognition of ordinary gains or losses attributable to fluctuations in the value of the euro.

S-20

Certain Securities Transactions

Options, Futures and Forward Contracts.

The premium received by the Fund for writing a put or call option is not included in income at the time of receipt for equity options and over-the-counter options on debt securities. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. If a put option written by the Fund is exercised, thereby requiring the Fund to purchase the underlying security, the premium will decrease the Fund’s basis for the acquired security for purposes of determining the Fund’s gain or loss on a subsequent disposition of the acquired security. If the Fund sells a put or a call option it purchased, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the sale of the underlying security in determining gain or loss.

Any regulated futures contract and certain options (namely, nonequity options and dealer equity options) in which the Fund may invest may be “Section 1256 contracts.” Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, Section 1256 contracts held by the Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized.

Transactions in options, futures and forward contracts undertaken by the Fund may result in “straddles” under the Code. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions. The straddle rules may increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

Constructive Sales. Under certain circumstances, the Fund may recognize gain (but not loss) from a constructive sale of an “appreciated financial position” it holds if it enters into a forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions closed in the 90 day period ending with the 30th day after the close of the Fund’s taxable year, if certain conditions are met.

Foreign Withholding Taxes

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. For example, the Fund’s dividend income derived from Irish sources generally is subject to a 15% Irish withholding tax (assuming the Tax Agreement applies, as defined and discussed below under “Taxation — Irish Taxes”). If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and intends to elect to “pass-through” to the Fund’s shareholders the amount of foreign taxes paid by the Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his proportionate share of the foreign taxes paid by the Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by an individual shareholder who does not itemize deductions. The deduction for foreign taxes is not allowable in computing alternative minimum taxable income of non-corporate shareholders. A foreign shareholder may be subject to U.S. withholding tax on such foreign taxes included in income, and may be unable to claim a deduction or credit for such taxes. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass-through” for the year and of the amount of such taxes deemed paid by the shareholder.

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Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income flows through to its shareholders. With respect to the Fund, certain gain from the sale of securities will be treated as derived from U.S. sources, and currency fluctuation gains, including fluctuation gains from certain foreign currency denominated debt securities, receivables and payables, may be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by the Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit generally is eliminated with respect to foreign taxes withheld on income and gain if the Fund or its shareholders fail to satisfy minimum holding period requirements with respect to the property giving rise to the income and gain, or the shares of the Fund, as appropriate, or the shareholder is obligated to make payments related to the dividends. In addition, if the Fund fails to satisfy these holding period requirements, it cannot elect to “pass through” to shareholders the ability to claim a deduction for the related foreign taxes. If the Fund is not eligible to make the election to “pass through” to its shareholders its foreign taxes, the foreign taxes it pays will reduce its income and distributions by the Fund will be treated as U.S. source income.

The foregoing is only a general description of the foreign tax credit and, because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

Backup Withholding

The Fund may be required to withhold at a 28% rate U.S. federal income tax from all distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or when the Internal Revenue Service (“IRS”) has notified the Fund or a shareholder that the shareholder is subject to backup withholding. Certain shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.

Foreign Shareholders

U.S. taxation of a shareholder who, as to the United States, is a non-resident alien individual, a foreign trust or estate or a foreign corporation (“foreign shareholder”) depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

Distributions of capital gain dividends and amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a non-resident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of non-resident alien individuals who are physically present in the United States for more than the 182-day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. federal income tax purposes; in that case, he or she would be subject to U.S. federal income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% rate (or lower treaty rate). If the Fund retains net capital gains and elects to treat such net capital gains as having been distributed, a foreign shareholder would have to file a U.S. tax return to obtain a refund of the shareholder’s proportionate share of U.S. taxes paid by the Fund as a result of the retention of net capital gains (see “United States Tax Treatment of the Fund — General” for a discussion of the retention of net capital gains).

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In the case of a foreign shareholder who is a non-resident alien individual, the Fund may be required to withhold U.S. federal income tax from distributions of net capital gains unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See “Backup Withholding” above. If a foreign shareholder is a non-resident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or is otherwise considered to be a resident alien of the United States.

For taxable years beginning before January 1, 2014, properly-reported dividends were generally exempt from U.S. federal withholding tax where they (i) were paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) were paid in respect of the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, the Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as such qualified short-term capital gains and/or treated such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a foreign shareholder would have needed to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an Internal Revenue Service Form W-8BEN, Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may have withheld even if the Fund reported the payment as qualified net interest income or qualified short-term capital gain. Foreign shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

A 30% withholding tax is currently imposed on U.S.-source dividends, interest and other income items, and will be imposed on proceeds from the sale of property producing U.S.-source dividends and interest paid after December 31, 2018, to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply or agree to provide certain information to other revenue authorities for transmittal to the IRS.

Effectively Connected Income. If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Such foreign shareholders that are classified as corporations for U.S. tax purposes may also be subject to the branch profits tax imposed by the Code.

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The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Tax Shelter Reporting Regulations

Under current Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.

Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Taxation

Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

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CUSTODIAN AND TRANSFER AND DIVIDEND PAYING AGENT

Pursuant to a Custody Agreement dated September 10, 2013, U.S. Bank, N.A., which has its principal business office at 1555 N. Rivercenter Dr., MK-WI-5302, Milwaukee, Wisconsin 53212, acts as the Fund’s custodian for assets of the Fund held in the United States. The Board has authorized the delegation of various foreign custody responsibilities to U.S. Bank, N.A., as the “Foreign Custody Manager” for the Fund to the extent permitted under the 1940 Act and the rules thereunder. U.S. Bank, N.A. has entered into agreements with foreign sub-custodians in accordance with delegation instructions approved by the Board. U.S. Bank, N.A., its branches and sub-custodians generally hold certificates for the securities in their custody, but may, in certain cases, have books and records with domestic and foreign securities depositories, which in turn have book records with the transfer agents of the issuers of the securities.

Pursuant to a Transfer Agency and Service Agreement dated March 17, 2015, American Stock Transfer & Trust Company, which has its principal business office at 59 Maiden Lane, New York, New York 10038, act as the Fund’s transfer agent, dividend paying agent and agent for the Fund’s Dividend Reinvestment and Cash Purchase Plan.

EXPERTS

The audited financial statements, included in this registration statement have been so included in reliance on the report of Tait, Weller & Baker LLP, the Fund’s independent registered public accounting firm, for the fiscal years ended October 31, 2016, 2015, 2014, 2013, 2012, 2011, 2010, 2009, 2008 and 2007, given on the authority of the firm as experts in accounting and auditing. The principal place of business of Tait, Weller & Baker LLP is located at 1818 Market Street, Suite 2400, Philadelphia, PA 19103. Tait, Weller & Baker LLP provides audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

LEGAL MATTERS

The validity of the Shares offered hereby will be passed on for the Fund by Venable LLP, which serves as Maryland counsel to the Funds.

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, is counsel to the Fund and has represented the Fund in connection with this registration statement.

FINANCIAL STATEMENTS

The audited financial statements included in the annual report to the Fund’s shareholders for the year ended October 31, 2016, together with the report of Tait, Weller & Baker LLP for the Fund’s annual report, are incorporated herein by reference to the Fund’s annual report to shareholders. The unaudited financial statements for the six months ended April 30, 2017 are included in the semi-annual report to the Fund’s shareholders for the period ended April 30, 2017 and are incorporated herein by reference to the Fund’s semi-annual report to shareholders. All other portions of the annual and semiannual reports to shareholders are not incorporated herein by reference and are not part of the registration statement, the SAI, the Prospectus or any Prospectus Supplement.

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APPENDIX A

KBI GLOBAL INVESTORS (NORTH AMERICA) LTD,

PROXY VOTING POLICY AND PROCEDURES

It is our policy to use proxy voting for all portfolios and for all votes, other than where we are not given this authority by our client, or in countries or for companies where voting is impossible or exceptionally difficult for logistical reasons.

External service provider:

We have taken the decision to use the services of an outsourced provider, Institutional Shareholder Services Ltd (ISS), a leading provider of proxy voting advice and administrative services, to assist us with this activity given their expertise in this area.

Voting recommendations and policy guidelines

ISS provide voting recommendations to us, based on a pre-agreed set of policy guidelines which is reviewed at least annually. We currently use “Sustainability” set of voting guidelines, developed specifically to at least meet the standards consistent with the United Nations Principles for Responsible Investment (UNPRI).

The ISS Sustainability policy research approach includes employing the use of ESG risk indicators to identify moderate to severe ESG risk factors at public companies, and holding culpable board members accountable for failure to sufficiently oversee, manage, or guard against material ESG risks. The ESG risk indicators cover several topics including the environment, human rights and impacts of business activities on local communities, labour rights and supply chain risks, consumer product safety, bribery and corruption, and governance & risk oversight failures.

The voting guidelines have a particular focus on transparency and reporting, and we generally support shareholder initiatives insofar as they request enhanced transparency on ESG issues.

Key policy highlights include:

☐ Board competence, performance – including on ESG topics and independence

☐ Alignment of pay and performance, presence of problematic compensation practices, shareholder value transfer

☐ Support, generally, for shareholder proposals advocating ESG disclosure or universal norms/codes of conduct. (In 2015, as an example, the policy guidelines resulted in recommendations to support 81% of such shareholder proposals for US S&P 500 stocks).

ISS informs our Portfolio Managers in good time of its voting recommendation. The Portfolio Managers have the authority to challenge the ISS recommendations on specific issues when they believe it is in the best interest of clients to do so. Such challenge is brought to the Proxy Voting Committee (see below).

Retention of client discretion over voting

The obligation to vote client proxies shall rest with our clients in certain cases, notwithstanding our discretionary authority to make investment decisions on behalf of our clients, and we will not exercise proxy voting authority over these accounts. Clients shall in no way be precluded from contacting us for advice or information about a particular proxy vote. However, we shall not be deemed to have proxy voting authority solely as a result of providing such advice to Clients.

Should we inadvertently receive proxy information for a security held in a client’s account over which we do not maintain proxy voting authority, we will immediately forward such information to the client, but will not take any further action with respect to the voting of such proxy.

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Records and disclosure

ISS is responsible for tracking all our proxies, voting in line with the ISS Sustainability policy and has direct feeds from client custodians.

The Responsible Investing Committee is responsible for monitoring ISS to ensure that proxies are properly voted in line with the policy, in a timely manner and that appropriate records are being retained.

A record of all proxy votes and information relevant to such votes is maintained by ISS and we report quarterly, on our public website, on proxy voting activity. The report includes a summary of voting activity, such as the percentage of all votes where we voted against management, but also lists every ballot voted including the management recommendation and our voting instruction.

Notification to investee companies

On request from a company, either before or after the vote, we will provide an explanation to a company of our voting decision. Where we are already involved in Engagement, or about to commence Engagement, we may choose to pro-actively inform a company of our voting decision, before the time of the vote, with the intention that this might influence the company’s own decision-making process.

Recall of stock on loan

For some KBI fund vehicles and strategies we engage in stock lending. Where applicable, the Portfolio Managers receive a weekly report listing all forthcoming company meetings where stock is on loan. They then make a decision to recall, or not, the stock in order to vote. Sufficient advance notice of forthcoming meetings is given to enable the stock to be recalled in good time to vote. The decision to recall stock, or not, is made in the best interests of clients and investors at all times, and will take account of whether the vote is likely to be controversial or closely contended, whether we are material shareholders in the company, the shareholding structure of the company, the strength of our views on the issue in question and whether it would strengthen our case in an Engagement context to maximise our voting power, and the loss of income to investors that would result.

Role of the Proxy Voting Committee

The Committee consists of four members who are knowledgeable about the investment objectives, strategies and portfolio holdings of the funds we manage or advise:

☐ Chief Investment Officer

☐ Chief Compliance Officer

☐ ESG Screening analyst

☐ Head of Responsible Investing

Other relevant staff may attend meetings to discuss issues of relevance to them or where they have particular expertise or knowledge, but they are not voting members.

The Proxy Voting Committee is a sub-committee of the Responsible Investing committee and is chaired by the Chief Investment Officer or in his absence, the Chief Compliance Officer.

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It has the following responsibilities

1. Adjudicating on proxy votes where the Portfolio Manager challenges the ISS recommendation and on any other non-routine or controversial votes that may be referred to the Committee by a Portfolio Manager or the Chief Investment Officer or Chief Compliance Officer.

2. Dealing with conflicts of interest between our firm and the portfolios that we manage or the issuers of securities owned by the portfolio such as they may arise in the proxy voting context from significant business, personal or family relationships.

The Committee will vote proxies consistent with the voting guidelines that are in force at the time of the decision (i.e. the voting guidelines agreed with ISS, our service provider), having particular regard to the United Nations Principles for Responsible Investment.

If more than one portfolio owns the same security to be voted, the Committee shall have regard for same, recognising that differences in portfolio investment objectives and strategies may produce different results.

In addition, there may be instances where the Portfolio Managers may wish to vote differently for proxies held by more than one product group. The Chief Compliance Officer shall review all such votes to determine that there are no conflicts of interest with regards to such votes. We maintain documentation of the reason and basis for any such votes.

We may opt to abstain from voting if deemed that abstinence is in clients’ best interests. For example, we may be unable to vote securities that have been lent by the custodian, or where voting would restrict the sale of securities.

At any time the Committee may seek the advice of ISS or counsel or retain outside consultants to assist in its deliberations.

Conflicts of Interest

An attempt will be made to identify all potential conflicts of interest that exist between our interests and those of our clients. We realise that due to the difficulty of predicting and identifying all material conflicts, we must also rely on employees to notify the Compliance & Risk Control Unit of any material conflicts that could influence the proxy voting process. To mitigate these conflicts, ISS is an independent source of voting recommendations.

We are aware that any external provider of proxy voting advisory services may potentially have conflicts of interest. The Responsible Investing Committee as part of its remit assesses the advisor’s conflict of interest policy, and the implementation of that policy, and may terminate or amend the contract with the provider if either is deemed to be unsatisfactory.

Potential ownership conflicts

As this firm is majority owned by Amundi s.a., a company listed on the French stock market, a potential conflict of interest could arise in the exercise of proxies for that company. For this reason, the Proxy Voting committee will have particularly strong regard for the recommendation of ISS when considering a contested/controversial proxy vote in the case of our parent company.

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PART C

Item 25. Financial Statements and Exhibits

1.	Financial Statements

Part A

None

Part B

The following statements of the Registrant will be incorporated by reference in Part B of the Registration Statement:

(i)	Portfolio Holdings as of October 31, 2016

(ii)	Statement of Assets and Liabilities as of October 31, 2016

(iii)	Statement of Operations for the fiscal year ended October 31, 2016

(iv)	Statement of Changes in Net Assets for the fiscal year ended October 31, 2016 and for the fiscal year ended October 31, 2015

(v)	Notes to the Financial Statements for the fiscal year ended October 31, 2016

(vi)	Report of Independent Registered Public Accounting Firm dated December 18, 2016 (vii) Portfolio Holdings as of April 30, 2017 (unaudited)

(viii)	Statement of Assets and Liabilities as of April 30, 2017 (unaudited)

(ix)	Statement of Operations for the six-month period ended April 30, 2017 (unaudited)

(x)	Statement of Changes in Net Assets for the six-month period ended April 30, 2017 (unaudited)

(xi)	Notes to the Financial Statements for the six-month period ended April 30, 2017 (unaudited)

2.	Exhibits

(a)(1)	Articles of Incorporation, as amended and restated on March 20, 1990.††† (a)(2) Articles Supplementary, dated as of November 8, 2012.†††

(b)	Bylaws as amended and restated on November 13, 2012.† (c) Not Applicable.

(d)	Instruments defining rights of shareholders.^

(e)	Dividend Reinvestment and Cash Purchase Plan.††† (f) Not applicable.

(g)	Investment Advisory Agreement between the Registrant and Kleinwort Benson Investors International Ltd dated as of July 20, 2016.†† (h) Not applicable.

(i)	Not applicable.

(j)	Custody Agreement between the Registrant and U.S. Bank, N.A. (“U.S. Bank”) dated as of November 12, 2013.†††

(k)(1)	Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, dated as of December 19, 2016. ††††

(k)(2)	Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC, dated as of December 19, 2016. ††††

(k)(3)	Transfer Agency and Registrar Services Agreement between the Registrant and American Stock Transfer & Trust Company, LLC dated as of March 17, 2015.†††

(l)	Opinion and Consent of Venable LLP,*

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(m)	Form ADV, Non-Resident Investment Adviser Execution Page for the Investment Adviser executed on December 5, 2014.†††

(n)	Consent of Independent Accountants.*

(o)	Not applicable.

(p)	Not applicable.

(q)	Not applicable.

(r)(1)	Code of Ethics for the Registrant.†††

(r)(2)	Code of Ethics for the Investment Adviser.†††

(s)	Powers of Attorney.†††††

____________________

†	Incorporated by reference to Exhibit 77Q1 to the Semiannual Report for the Registrant on Form NSAR-A file no. 811-5984 filed on June 26, 2013.

††	Incorporated by reference to Exhibit 77Q1 to the Annual Report for the Registrant on Form NSAR-B file no. 811-5984 filed on December 27, 2016.

†††	Incorporated by reference to Registrant’s Registration Statement on Form N-2 file no. 333-203194 filed on April 2, 2015.

††††	Incorporated by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-2 file no. 333-203194 filed on August 9, 2017.

^	Incorporated by reference to Exhibits (a) and (b).

*	Filed herewith.

†††††	Incorporated by reference to Registrant’s Registration Statement on Form N-2 file no. 333-220436 filed on September 12, 2017.

Item 26. Marketing Arrangements

Not applicable.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth estimated expenses to be incurred in connection with the offering described in the Registration Statement:

Registration fees	$7,069.90
Printing	$10,000
FINRA fees	$9,650
Legal fees and expenses	$150,000
Miscellaneous	$5,000
Total	$181,720

Item 28. Persons Controlled By or Under Common Control with Fund

None.

Item 29. Number of Holders of Securities

Number of Record
Holders at
Title of Class	August 28, 2017
Common Stock, par value $0.01 per share	4707

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Item 30. Indemnification

Maryland law permits a Maryland corporation to include a provision in its charter limiting the liability of its directors and officers to the corporation and its shareholders for money damages, except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment as being material to the cause of action. The Charter contains a provision that eliminates the personal liability of the Registrant’s directors and officers to the Registrant or its shareholders for monetary damages for breach of fiduciary duty as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted by law (including the 1940 Act).

The Charter and Bylaws require the Registrant, to the fullest extent permitted by law (including the 1940 Act), to indemnify any person who is made or threatened to be made a party to any action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person or such person’s testator or intestate is or was a director or officer of the Registrant or serves or served at the request of the Registrant any other enterprise as a director or officer. Additionally, the Charter and Bylaws require the Registrant to pay or reimburse any expenses incurred by any such person in defending any such action promptly upon receipt by the Registrant of an undertaking by such person to repay such expenses if it shall ultimately be determined that such person is not entitled to be indemnified by the Registrant.

The Charter provides that nothing in the Charter protects or purports to protect any director or officer of the Registrant against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Bylaws provide that the Registrant may, with the approval of the Board, provide indemnification to any agent or employee of the Registrant.

Maryland law requires a Maryland corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a Maryland corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. A Maryland corporation may not indemnify a director or officer who has been adjudged liable in a suit by or in the right of the corporation or in which the director or officer was adjudged liable to the corporation or on the basis that a personal benefit was improperly received. A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct, was adjudged liable to the corporation or was adjudged liable on the basis that personal benefit was improperly received; however, indemnification for an adverse judgment in a suit by or in the right of the corporation, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses.

In addition, Maryland law permits a Maryland corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Insofar as indemnification for liability arising under the 1933 Act, may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

C-3

Item 31. Business and Other Connections of the Investment Adviser

The information in the Statement of Additional Information under the heading “Management of the Fund” is incorporated by reference.

The Form is fulfilling the requirement of this Item 31 to provide a list of the officers and directors of the Investment Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Investment Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Investment Adviser (SEC No. 801-60358) filed with the commission pursuant to the 1940 Act.

Item 32. Location of Accounts and Records

Investment Adviser:

KBI Global Investors (North America) Ltd. One Boston Place

201 Washington Street

36th Floor

Boston, MA 02108

Administrator:

U.S. Bancorp Fund Services, LLC

811 E Wisconsin Ave

Milwaukee, WI 53202

Custodian:

U.S. Bank, N.A.

1555 N. Rivercenter Drive, MK-WI-5302

Milwaukee, WI 53212

Transfer Agent:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Item 33. Management Services

Not applicable.

Item 34. Undertakings

(1)	The Registrant hereby undertakes to suspend the offering of Shares until the prospectus is amended if:

(a)	Subsequent to the effective date of this registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of this registration statement; or

(b)	The net asset value increases to an amount greater than the net proceeds as stated in the prospectus included in this registration statement.

(2)	Not applicable.

(3)	Not applicable.

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(4)	The securities being registered will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act. Accordingly, the Registrant undertakes:

(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2)	to reflect in the prospectus any facts or events after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement; and

(3)	to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

(4)	if (i) it determines to conduct one or more offerings of the Fund’s shares of common stock (including rights to purchase its shares of common stock) at a price below its net asset value per share of common stock at the date the offering is commenced, and (ii) such offering or offerings will result in greater than a 15% dilution to the Fund’s net asset value per share of common stock.

(b)	that for the purpose of determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering; and

(d)	that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)	that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act.

(2)	the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

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(5) (a)	The Registrant hereby undertakes that for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497 (h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(b)	The Registrant hereby undertakes that for the purposes of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (a)(the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York on the 19th day of October 2017.

THE NEW IRELAND FUND (registrant) By: /s/ Sean Hawkshaw (Sean Hawkshaw, President)

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Sean Hawkshaw	President and Director	October 19, 2017
(Sean Hawkshaw)	(Principal Executive Officer)

/s/ Lelia Long	Treasurer	October 19, 2017
(Lelia Long)	(Principal Financial Officer)

Margaret Duffy*	Chairperson of the Board
(Margaret Duffy)

David Dempsey*	Director
(David Dempsey)

Peter J. Hooper*	Director
(Peter J. Hooper)

Michael A. Pignataro*	Director
(Michael A. Pignataro)

* Pursuant to a power of attorney incorporated herein by reference

/s/ Lelia Long		October 19, 2017
(Lelia Long, Attorney-in-Fact)

EXHIBIT INDEX

Exhibit No.	Description

(l)	Opinion and Consent of Venable LLP

(n)	Consent of Independent Accountants